UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VI

Book 1

First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

First Trust S&P International Dividend Aristocrats ETF (FID)

First Trust BuyWrite Income ETF (FTHI)

First Trust Hedged BuyWrite Income ETF (FTLB)

First Trust Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance® ETF (AIRR)

First Trust Dorsey Wright Momentum and Dividend ETF (DDIV)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

Annual Report
For the Year Ended
September 30, 2019

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2019

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (“ETF”) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended September 30, 2019, investors funneled an estimated net $290.39 billion into bond mutual funds and ETFs, while liquidating an estimated net $54.19 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $529.80 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended September 30, 2019, as measured by total return, the top performers by far were Utilities, Real Estate and Consumer Staples, up 27.10%, 24.74% and 16.85%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 4.25% for the same period. These three sectors are all defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
To be fair, the apprehension being exhibited by investors lately also extends to corporate executives, both here in the U.S. and abroad. Data from Refinitiv indicates that global mergers and acquisitions (“M&A”) activity declined by 16% year-over-year to $729 billion in the third quarter of 2019, the lowest quarterly volume since 2016, according to Reuters. U.S. M&A activity plunged 40% year-over-year to $246 billion in the third quarter of 2019, the lowest quarterly volume in the U.S. since 2014. The ongoing trade conflict between the U.S. and China reportedly weighed heavily on dealmaking.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 18 months and counting as of September 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as bad as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2019

Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The trade conflict between the U.S. and China remains a work-in-progress. The Trump Administration has been steadfast in applying economic pressure to China via trade tariffs. The two parties have held numerous talks over the 18-month process to date but are still searching for enough common ground to forge an agreement, or even a partial deal. We believe the ongoing dispute has clearly been a drag on global economic growth. President Trump has been very outspoken about his desire for the Federal Reserve (the “Fed”) to lower rates to help offset the tempered growth stemming from the tariffs. While the Fed did initiate two 25 basis point reductions in the third quarter of 2019, which lowered the federal funds target rate (upper bound) from 2.50% to 2.00%, President Trump would like the Fed to be even more aggressive with rate cuts moving forward. He cites negative interest rates and bond yields in parts of Europe and Japan as support for his view.
The global growth forecast from the International Monetary Fund (“IMF”) released at the start of October reflects a downgrade for 2019 from its 3.3% estimate in April 2019 to 3.0%. It sees the rate of growth rebounding to 3.4% in 2020. The IMF notes that the escalation in trade tariffs between the U.S. and China has negatively impacted business sentiment and confidence globally. It estimates that real gross domestic product growth in the U.S. will be 2.4% in 2019 and 2.1% in 2020. These projections are subject to change, and we would expect them to be adjusted higher should the U.S. and China reach an agreement on trade policy in the not-too-distant future. While we believe a recession is inevitable at some point, we do not see one looming in the near-term.
While we need to keep a close eye on the direction of global economic growth moving forward, investors are still getting some positive feedback from companies around the world. Dividend payouts from common stock continue to trend higher. Historically speaking, rising cash dividend distributions have been a barometer of strength in the private sector. In the second quarter of 2019 (latest data), global dividends totaled $513.8 billion, an all-time high for a second quarter, according to Janus Henderson. It estimates that global dividends will total $1.43 trillion for full-year 2019.
Performance of Global Stocks and Bonds
The three major Standard & Poor’s stock indices delivered mixed results for the 12-month period ended September 30, 2019. The S&P 500® Index, S&P MidCap 400® Index and S&P SmallCap 600® Index posted total returns of 4.25%, -2.49%, and -9.34%, respectively, according to Bloomberg. Nine of the 11 major S&P 500® Index sectors posted positive total returns. The top-performing sectors were Utilities, Real Estate and Consumer Staples, up 27.10%, 24.74% and 16.85%, respectively, on a total return basis. The worst-performing sectors were Energy and Health Care, down 19.21% and 3.57%, respectively. We believe that small- and mid-cap stocks succumbed to some selling pressure in the period due to investor concerns over slowing economic growth. Small- and mid-sized companies are inherently riskier and not nearly as well-capitalized as their large company counterparts, in our opinion.
In the U.S. bond market, the top-performing major debt group we track was long-term municipal bonds. The Bloomberg Barclays 22+ Year U.S. Municipal Bond Index posted a total return of 11.30% for the 12-month period ended September 30, 2019. The worst-performing debt group that we track was high yield corporate bonds, though it finished in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 6.36%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) plunged by 139 basis points in the period to close at 1.67% on September 30, 2019, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.44% for the 10-year period ended September 30, 2019. The combination of the tempering of global growth and the Fed rate cuts were a boon for investors holding investment-grade debt securities, in our opinion.
The U.S. dollar registered a gain of 4.47% against a basket of major currencies for the 12-month period ended September 30, 2019, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, we believe a stronger U.S. dollar can negatively impact returns on unhedged foreign securities. We believe the dollar strengthened due to the escalating trade tariff battle between the U.S. and China. The U.S. has often been a safe haven for foreign investors during uncertain times.

Market Overview (Continued)
Investors appear to have favored foreign bonds over foreign stocks for the 12-month period ended September 30, 2019. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of 7.60% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt rose by 9.07% (USD), according to Bloomberg Barclays. With respect to equities, the MSCI World ex USA Index posted a total return of -0.95% (USD), compared to -2.02% (USD) for the MSCI Emerging Markets Index.

Fund Performance Overview (Unaudited)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
The First Trust NASDAQ Technology Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ Technology Dividend IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “TDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark and have a minimum market capitalization of $500 million. The Index may include U.S.-listed securities of non-U.S. companies, including companies located in emerging market countries.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (8/13/12) to 9/30/19	5 Years Ended 9/30/19	Inception (8/13/12) to 9/30/19
Fund Performance
NAV	7.21%	10.99%	13.20%	68.45%	142.05%
Market Price	7.29%	10.99%	13.20%	68.43%	142.09%
Index Performance
NASDAQ Technology Dividend IndexSM	7.94%	11.70%	13.93%	73.87%	153.51%
S&P 500® Index	4.25%	10.84%	13.45%	67.27%	145.95%
S&P 500® Information Technology Index	8.60%	18.21%	18.07%	130.81%	226.85%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a net asset value (“NAV”) return of 7.21% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. The Information Technology sector comprised 79.2% of the Fund over the period, had a 12.3% return, and had a 10.0% contribution, the highest among all the sectors in the Fund. The Communication Services sector was the least contributing sector in the Fund with a -1.3% contribution stemming from its 19.3% allocation and -5.9% return. On a relative basis, the Fund outperformed the benchmark. The Fund had a 58.4% higher allocation to the well performing Information Technology sector, which created 5.0% of relative outperformance. Relative underperformance of -2.0%, due to the Fund underperforming the benchmark among Communication Services securities by -11.6%, was reversed by Fund outperformance in other sectors.

Nasdaq® and NASDAQ Technology Dividend IndexSM (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ Technology Dividend Index Fund (TDIV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	79.2%
Communication Services	19.8
Industrials	1.0
Health Care	0.0% *
Total	100.0%

*	Amount is less than 0.05%.
Top Ten Holdings	% of Total Investments
Intel Corp.	8.3%
International Business Machines Corp.	8.3
Apple, Inc.	8.3
Cisco Systems, Inc.	8.1
Microsoft Corp.	7.8
Oracle Corp.	4.1
Texas Instruments, Inc.	4.0
QUALCOMM, Inc.	3.8
Broadcom, Inc.	3.8
AT&T, Inc.	2.1
Total	58.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	161	3	0	0
10/1/15 – 9/30/16	121	0	0	0
10/1/16 – 9/30/17	160	0	0	0
10/1/17 – 9/30/18	174	0	0	0
10/1/18 – 9/30/19	156	5	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	84	4	0	0
10/1/15 – 9/30/16	132	0	0	0
10/1/16 – 9/30/17	91	0	0	0
10/1/17 – 9/30/18	77	0	0	0
10/1/18 – 9/30/19	87	3	0	0

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV)
The Multi-Asset Diversified Income Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the NASDAQ US Multi-Asset Diversified Income IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “MDIV.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts, real estate investment trusts (“REITs”), preferred securities, master limited partnerships (“MLPs”) and exchange-traded fund (“ETF”) that comprise the Index. The Index allocates 20% of its weight to the equity securities segment, 20% of its weight to the REIT segment, 20% of its weight to the preferred securities segment, 20% of its weight to the MLP segment and 20% of its weight to the high yield corporate bond segment. The ETF in which the Fund invests may be advised by First Trust Advisors L.P.
The Index is designed to provide exposure to five asset segments, each selected to result in a consistent and high yield for the Index. The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (8/13/12) to 9/30/19	5 Years Ended 9/30/19	Inception (8/13/12) to 9/30/19
Fund Performance
NAV	5.74%	3.27%	4.99%	17.47%	41.53%
Market Price	5.86%	3.26%	5.00%	17.42%	41.59%
Index Performance
NASDAQ US Multi-Asset Diversified Income IndexSM	6.36%	3.98%	5.69%	21.53%	48.41%
S&P 500® Index	4.25%	10.84%	13.45%	67.27%	145.95%
Dow Jones U.S. Select DividendTM Index*	6.31%	10.71%	12.54%	66.33%	132.24%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of 5.74% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. The REIT sleeve was the top performing and contributing sector with a 9.8% total return and 1.8% contribution. The Equity sleeve was the second-best performing sector with a 9.0% return and 1.7% contribution. The High Yield Corporate Debt sleeve ranked third for performance with a 6.6% total return and 1.3% contribution. Second to last was the Preferred sleeve with a 1.4% total return and 0.02% contribution. The MLP sleeve was the worst performing and contributing sector with a -9.3% total return and a -1.8% contribution. On a relative basis, the Fund outperformed the benchmark. The Fund outperformed the benchmark among the Equity sleeve by 5.4%, which created 1.5% of relative outperformance. The benchmark did not have any exposure to the relatively poor performing Preferred sleeve while the Fund allocated 19.4% to this sleeve, which created -2.9% of relative drag.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and NASDAQ US Multi-Asset Diversified Income IndexSM (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	33.3%
Energy	21.5
Other *	19.6
Real Estate	13.1
Consumer Discretionary	2.4
Consumer Staples	1.7
Health Care	1.7
Utilities	1.7
Communication Services	1.6
Materials	1.3
Industrials	1.3
Information Technology	0.8
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
First Trust Tactical High Yield ETF	19.6%
Annaly Capital Management, Inc.	1.5
Golar LNG Partners, L.P.	1.3
Chimera Investment Corp.	1.3
Apollo Commercial Real Estate Finance, Inc.	1.2
EQM Midstream Partners, L.P.	1.1
Arbor Realty Trust, Inc.	1.1
USA Compression Partners, L.P.	1.1
PennyMac Mortgage Investment Trust	1.0
DCP Midstream, L.P.	1.0
Total	30.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	175	2	0	0
10/1/15 – 9/30/16	107	0	0	0
10/1/16 – 9/30/17	125	0	0	0
10/1/17 – 9/30/18	103	0	0	0
10/1/18 – 9/30/19	151	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	67	8	0	0
10/1/15 – 9/30/16	146	0	0	0
10/1/16 – 9/30/17	126	0	0	0
10/1/17 – 9/30/18	148	0	0	0
10/1/18 – 9/30/19	99	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID)
The First Trust S&P International Dividend Aristocrats ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P International Dividend Aristocrats Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FID.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index measures the performance of high dividend yielding companies that have followed a managed-dividends policy of increasing or maintaining dividends for at least ten consecutive years.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (8/22/13) to 9/30/19	5 Years Ended 9/30/19	Inception (8/22/13) to 9/30/19
Fund Performance
NAV	3.38%	1.39%	2.40%	7.12%	15.57%
Market Price	3.80%	1.30%	2.46%	6.66%	15.98%
Index Performance
S&P International Dividend Aristocrats Index(1)	4.69%	N/A	N/A	N/A	N/A
NASDAQ International Multi-Asset Diversified Income IndexSM(1)	N/A	N/A	N/A	N/A	N/A
MSCI World ex USA Index	-0.95%	3.06%	4.12%	16.28%	27.94%
Dow Jones EPAC Select DividendTM Index(2)	-0.33%	2.11%	3.34%	11.01%	22.22%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of 3.38% during the 12-month period covered by this report. During the same period, the benchmark MSCI World ex USA Index generated a return of -0.95%. Canadian securities were given the largest allocation in the Fund over the period with a 24.2% allocation. These securities had a 10.0% return in the Fund, which led them to be the top contributing securities to the Fund’s return at 2.6%. French securities were the Fund’s least contributing securities with a -0.7% contribution, stemming from its 9.8% allocation and -6.9% return. The Fund’s currency exposure had a -4.1% impact on performance. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund outperforming the benchmark among United Kingdom securities by 17.5%, creating 2.0% of relative outperformance. The Fund underperformed the benchmark among French securities by -5.1%, creating -0.6% of relative drag.

(1)	On August 30, 2018, the Fund’s underlying index changed from the NASDAQ International Multi-Asset Diversified Income IndexSM to the S&P International Dividend Aristocrats Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to August 30, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of April 30, 2018, it was not in existence for all of the periods disclosed. The old index was terminated on November 23, 2018, so performance data does not exist for these time periods.
(2)	The Dow Jones EPAC Select DividendTM Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.
S&P International Dividend Aristocrats Index (“S&P Dow Jones Indexes”) is a of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indexes.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)
Sector Allocation	% of Total Investments
Financials	24.1%
Utilities	14.6
Communication Services	13.1
Industrials	11.4
Real Estate	10.1
Consumer Discretionary	9.8
Consumer Staples	5.6
Energy	5.1
Health Care	4.9
Information Technology	1.3
Total	100.0%

Country Allocation	% of Total Investments
Canada	25.6%
United Kingdom	17.8
France	9.8
Japan	8.8
Switzerland	5.8
Sweden	5.2
Germany	5.0
Australia	2.8
Spain	2.4
Hong Kong	2.2
South Korea	2.0
Jersey	1.9
Cayman Islands	1.9
South Africa	1.7
Portugal	1.7
Mexico	1.6
Finland	1.5
Singapore	1.5
Bermuda	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Hennes & Mauritz AB, Class B	2.5%
Greene King PLC	2.1
WPP PLC	1.9
Klepierre S.A.	1.9
IG Group Holdings PLC	1.8
IGM Financial, Inc.	1.7
EDP - Energias de Portugal S.A.	1.7
Skanska AB, Class B	1.7
LIXIL Group Corp.	1.6
Power Financial Corp.	1.6
Total	18.5%

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	105	98	18	1
10/1/15 – 9/30/16	39	15	12	3
10/1/16 – 9/30/17	52	12	0	0
10/1/17 – 9/30/18	111	70	3	0
10/1/18 – 9/30/19	114	28	5	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	23	3	4	0
10/1/15 – 9/30/16	58	106	20	0
10/1/16 – 9/30/17	50	109	21	7
10/1/17 – 9/30/18	54	13	0	0
10/1/18 – 9/30/19	83	20	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI)
The First Trust BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide current income with a secondary objective to provide capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it will write U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on the Nasdaq Stock Market LLC under the ticker symbol “FTHI.”
Portfolio Management Team
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager
Overall Market Recap
U.S. economic growth slowed during the fiscal period from October 1, 2018 to September 30, 2019. Gross domestic product growth averaged 1.95% assuming a third quarter growth rate of 1.6%, the current economic consensus. U.S. unemployment increased in the first four months of the period, rising from 3.7% in September of 2018 to 4.0% in January of 2019, before falling during the remainder of the period. At the end of the fiscal period, the U.S. unemployment rate was officially 3.5%, the lowest rate since 1969. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was nearly 2.15 million.
With economic growth slowing from 3.0% to 2.0%, the Federal Reserve Open Market Committee (“FOMC”) reversed course on its rate “normalization” plan. The first hints of the revised plan came in December of 2018, when the FOMC raised its overnight benchmark rate by 0.25% but changed its press release language to a much softer/dovish tone for future rate increases. The impetus for the changing strategy might have been a 18.93% decline in the Index from September 30, 2018 through December 24, 2018. Markets declined as economic growth appeared to slow globally and as the trade war rhetoric heated up between China and the U.S. The FOMC changed its policy, adjusting to the changing economic outlook and the increased trade war concerns by reducing its overnight benchmark rate by 0.25% at their July and September meetings.
The U.S. equity market, as represented by the Index, initially declined during the fiscal period, but rallied strongly during the final nine months to post a positive 4.25% total return. Earnings growth during the fiscal period, as reported by Standard & Poor’s, was flat with year-over-year quarterly comparisons for “As Reported” earnings coming in at 0.58% given current estimates. Quarterly operating earnings compared on a year-over-year basis are expected to decline by -2.59%.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (1/6/14) to 9/30/19	5 Years Ended 9/30/19	Inception (1/6/14) to 9/30/19
Fund Performance
NAV	0.72%	6.75%	6.71%	38.60%	45.07%
Market Price	1.03%	6.80%	6.76%	38.98%	45.46%
Index Performance
CBOE S&P 500 BuyWrite Monthly Index*	-1.11%	5.92%	6.32%	33.35%	42.11%
S&P 500® Index	4.25%	10.84%	11.15%	67.27%	83.33%
(See Notes to Fund Performance Overview on page 31.)

*	The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Performance Review
The Fund returned 1.03% on a market price basis and 0.72% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2019, besting the Fund’s benchmark by 1.83% during the period. The Fund’s benchmark, the CBOE S&P 500 BuyWrite Monthly Index (the “Benchmark”) returned -1.11% during the same period. During the fiscal period, the Fund paid a distribution in each month of $0.08 per share with the payable date being the last business day of the month. The Fund’s NAV as of September 30, 2019 was $22.43.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
For the fiscal period, the Fund’s “option strategy” of selling Index call options outperformed the Benchmark’s option strategy. The outperformance was driven by the Fund’s conservative overwrite position, overwriting approximately 60% of the Fund’s assets versus the Benchmark’s 100% overwrite. Additionally, the Fund’s strategy of writing out-of-the-money calls added additional alpha relative to the Benchmark. The option over write buffered the portfolio’s absolute return, during the fourth quarter of 2018 downturn while slightly underperforming the Benchmark’s 100% overwritten option strategy. As the equity markets recovered in the final nine months of fiscal period, the option strategy strongly outperformed the Benchmark option strategy resulting in positive performance.
The Fund’s equity holdings during the performance period lagged the Benchmark equity holdings. Relative returns for the period were negatively affected by the Fund’s conservative positioning within the Information Technology sector, the largest sector by weight and total return contribution to the Index. The Fund was, on average, 6.7% underweight the sector and within the sector, chose equity positions that underperformed the sector on average. Stock selection within the Health Care sector also negatively impacted the Fund’s performance relative to the Benchmark. An underweight to the Energy sector and stock selection within the Energy sector added relative performance versus the Index. Overall, the Fund’s tilt toward higher dividends and cash flow generation, was not rewarded by the market; resulting in underperformance versus the equity holdings of the Benchmark.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and capital appreciation, respectively. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 1.96% versus the Index dividend yield of 1.92%. As of September 30, 2019, the Fund’s option strategy was overwriting 64% of the Fund’s assets with an average time to expiration of 45 days. We believe the combination of its dividend-tilted equity holdings and options strategy provide the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund’s primary objective of providing current income.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Sector Allocation	% of Total Investments
Financials	19.5%
Health Care	15.2
Industrials	15.0
Information Technology	13.4
Communication Services	13.0
Consumer Discretionary	10.2
Utilities	6.9
Consumer Staples	3.5
Energy	2.3
Materials	0.8
Real Estate	0.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Alphabet, Inc., Class A	2.8%
Microsoft Corp.	2.3
Johnson & Johnson	2.1
Apple, Inc.	2.0
Home Depot (The), Inc.	1.9
American Financial Group, Inc.	1.8
Southern (The) Co.	1.8
Charter Communications, Inc., Class A	1.8
Medtronic PLC	1.8
Travelers (The) Cos., Inc.	1.8
Total	20.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	117	3	1	3
10/1/15 – 9/30/16	114	0	1	0
10/1/16 – 9/30/17	158	1	0	0
10/1/17 – 9/30/18	115	32	0	0
10/1/18 – 9/30/19	152	4	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	125	3	0	0
10/1/15 – 9/30/16	112	6	10	10
10/1/16 – 9/30/17	82	2	5	3
10/1/17 – 9/30/18	90	13	0	1
10/1/18 – 9/30/19	94	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB)
The First Trust Hedged BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s investment objective is to provide current income. Under normal market conditions, the Fund invests primarily in equity securities listed in U.S. exchanges. The Fund also employs an “option strategy” in which it writes U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options. The premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and reduce the Fund’s price sensitivity to declining markets. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTLB.”
Portfolio Management Team
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager
Overall Market Recap
U.S. economic growth slowed during the fiscal period from October 1, 2018 to September 30, 2019. Gross domestic product growth averaged 1.95% assuming a third quarter growth rate of 1.6%, the current economic consensus. U.S. unemployment increased in the first four months of the fiscal period, rising from 3.7% in September of 2018 to 4.0% in January of 2019, before falling during the remainder of the period. At the end of the fiscal period, the U.S. unemployment rate was officially 3.5%, the lowest rate since 1969. The total number of non-farm payroll jobs added to the US economy during the fiscal period, as measured by the Bureau of Labor Statistics, was nearly 2.15 million.
With economic growth slowing from 3.0% to 2.0%, the Federal Reserve Open Market Committee (“FOMC”) reversed course on its rate “normalization” plan. The first hints of the revised plan came in December of 2018 when the FOMC raised its overnight benchmark rate by 0.25% but changed its press release language to a much softer/dovish tone for future rate increases. The impetus for the changing strategy might have been a 18.93% decline in the Index from September 30, 2018 through December 24, 2018. Markets declined as economic growth appeared to slow globally and as the trade war rhetoric heated up between China and the U.S. The FOMC changed its policy, adjusting to the changing economic outlook and the increased trade war concerns by reducing its overnight benchmark rate by 0.25% at its July and September meetings.
The U.S. equity market, as represented by the Index, initially declined during the fiscal period, but rallied strongly during the final nine months to post a positive 4.25% total return. Earnings growth during the fiscal period, as reported by Standard & Poor’s, was flat with year-over-year quarterly comparisons for “As Reported” earnings coming in at 0.58% given current estimates. Quarterly operating earnings compared on a year-over-year basis are expected to decline by -2.59%.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (1/6/14) to 9/30/19	5 Years Ended 9/30/19	Inception (1/6/14) to 9/30/19
Fund Performance
NAV	0.29%	5.26%	5.26%	29.22%	34.16%
Market Price	0.20%	5.16%	5.25%	28.62%	34.07%
Index Performance
CBOE S&P 500 95-110 Collar Index*	12.55%	7.78%	8.02%	45.44%	55.58%
S&P 500® Index	4.25%	10.84%	11.15%	67.27%	83.33%
(See Notes to Fund Performance Overview on page 31.)
Performance Review
The Fund returned 0.20% on a market price basis and 0.29% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2019. The Fund’s benchmark, the CBOE S&P 500 95-110 Collar Index (the “Benchmark”), returned 12.55% during the

*	The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500® stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500® Index; buying three-month S&P 500® put options to protect this S&P 500® portfolio from market decreases; and selling one-month S&P 500® call options to help finance the cost of the put options.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
same period. During the fiscal period, the Fund paid a distribution in each month of $0.055 per share with the payable date being the last business day of the month. The Fund’s NAV as of September 30, 2019 was $22.30.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
For the fiscal period, the Fund’s “option strategy” of selling Index call options and buying puts underperformed the Benchmark’s option strategy. The underperformance was predominantly driven by the Fund’s put strategy. The Index buys 3 month puts, 5% out-of-the-money while the Fund’s put strategy typically buys puts 10% out-of-the-money with expirations six to twelve months in the future. With the market’s quick decline in the fourth quarter of 2018, the Benchmark’s put strategy provided substantially more downside protection than the Fund’s put strategy. Additionally, as the market rebounded strongly throughout 2019, the Benchmark’s call strategy of selling 10% out-of-the-money call options on 100% of the Index also outperformed the Fund’s call option strategy of selling only slightly out-of-the-money options. Fund performance was helped throughout 2019 by the Fund’s more conservative over write percentage (60-75%) versus the Index at 100%, but the distance out-of-the-money on the calls dominated the relative performance.
The Fund’s equity holdings during the performance period lagged the Benchmark equity holdings. Relative returns for the period were negatively affected by the Fund’s conservative positioning within the Information Technology sector, the largest sector by weight and total return contribution to the Index. The Fund was, on average, 6.7% underweight the sector and within the sector, chose equity positions that underperformed the sector on average. Stock selection within the Health Care sector also negatively impacted the Fund’s performance relative to the Benchmark. An underweight to the Energy sector and stock selection within the Energy sector added relative performance versus the Index. Overall, the Fund’s tilt toward higher dividends and cash flow generation, was not rewarded by the market; resulting in underperformance versus the equity holdings of the Benchmark.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 1.97% versus the Index dividend yield of 1.92%. As of the end of the fiscal period, the Fund’s call option strategy was overwriting 73% of the Fund’s assets with an average time to expiration of 41 days. Additionally, the Fund has hedged some of its downside with long positions in puts comprised of a notional value equal to 53% of the Fund’s NAV. The puts have 269 days to expiration and are a weighted average 7.25% out-of-the-money The combination of its dividend-tilted equity holdings and options strategy provide the Fund a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund’s objective of providing current income.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
Sector Allocation	% of Total Investments
Financials	19.5%
Health Care	15.2
Industrials	15.0
Information Technology	13.4
Communication Services	13.0
Consumer Discretionary	10.2
Utilities	6.9
Consumer Staples	3.5
Energy	2.3
Materials	0.8
Real Estate	0.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Alphabet, Inc., Class A	2.8%
Microsoft Corp.	2.3
Johnson & Johnson	2.1
Apple, Inc.	2.0
Home Depot (The), Inc.	1.9
American Financial Group, Inc.	1.8
Southern (The) Co.	1.8
Charter Communications, Inc., Class A	1.8
Medtronic PLC	1.8
Travelers (The) Cos., Inc.	1.8
Total	20.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	128	6	1	0
10/1/15 – 9/30/16	99	8	0	5
10/1/16 – 9/30/17	146	0	0	0
10/1/17 – 9/30/18	145	1	0	0
10/1/18 – 9/30/19	108	5	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	113	4	0	0
10/1/15 – 9/30/16	69	6	24	42
10/1/16 – 9/30/17	91	2	2	10
10/1/17 – 9/30/18	103	2	0	0
10/1/18 – 9/30/19	135	2	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY)
The First Trust Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the NASDAQ US Rising Dividend Achievers Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index includes 50 U.S. exchange-traded equity securities, including securities issued by non-U.S. companies that trade on U.S. securities exchanges in the form of depositary receipts. The Index is designed to provide access to a diversified portfolio of small, mid and large capitalization companies with a history of raising their dividends while exhibiting the characteristics to continue to do so in the future by including companies with strong cash balances, low debt and increasing earnings. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RDVY.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (1/6/14) to 9/30/19	5 Years Ended 9/30/19	Inception (1/6/14) to 9/30/19
Fund Performance
NAV	2.72%	10.65%	10.51%	65.89%	77.31%
Market Price	2.68%	10.66%	10.51%	65.93%	77.35%
Index Performance
NASDAQ US Rising Dividend Achievers Index	3.26%	11.24%	11.09%	70.30%	82.75%
Dow Jones U.S. Select DividendTM Index*	6.31%	10.71%	10.77%	66.33%	79.76%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of 2.72% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend™ Index generated a return of 6.31%. The Financials sector was the heaviest weighted sector in the Fund over the period with a 29.7% allocation. This sector had a -2.1% return, which minimized its contribution to the Fund’s return to only -0.7%. The top contributing sector was the Information Technology sector with a 2.1% contribution, stemming from its 23.4% allocation and 5.5% return. The Fund’s least contributing sector was the Industrials sector with a -1.3% contribution, stemming from its 12.8% allocation and -8.3% return. On a relative basis, the Fund underperformed the benchmark. The Fund did not have any exposure to the well performing Utilities securities while this sector received a 28.9% allocation in the benchmark, which created -5.9% of relative drag for the Fund. The Fund under allocated the benchmark among the poor performing Energy sector by 7.7%, which created 2.1% of relative outperformance.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and NASDAQ US Rising Dividend Achievers Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	29.9%
Information Technology	26.1
Industrials	12.0
Consumer Discretionary	10.2
Health Care	9.8
Materials	4.0
Communication Services	4.0
Consumer Staples	2.0
Energy	2.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Ross Stores, Inc.	2.1%
Juniper Networks, Inc.	2.1
Wells Fargo & Co.	2.1
Best Buy Co., Inc.	2.1
Apple, Inc.	2.1
KLA Corp.	2.1
Texas Instruments, Inc.	2.0
Yum China Holdings, Inc.	2.0
TJX (The) Cos., Inc.	2.0
Principal Financial Group, Inc.	2.0
Total	20.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	155	6	0	0
10/1/15 – 9/30/16	112	2	0	0
10/1/16 – 9/30/17	224	0	0	0
10/1/17 – 9/30/18	206	0	0	0
10/1/18 – 9/30/19	190	2	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	91	0	0	0
10/1/15 – 9/30/16	139	0	0	0
10/1/16 – 9/30/17	27	0	0	0
10/1/17 – 9/30/18	45	0	0	0
10/1/18 – 9/30/19	57	1	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV)
The First Trust Dorsey Wright Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Focus Five Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (3/5/14) to 9/30/19	5 Years Ended 9/30/19	Inception (3/5/14) to 9/30/19
Fund Performance
NAV	-3.92%	8.26%	7.75%	48.70%	51.55%
Market Price	-3.99%	8.24%	7.74%	48.58%	51.50%
Index Performance
Dorsey Wright Focus Five Index	-3.58%	8.69%	8.17%	51.72%	54.87%
S&P 500® Index	4.25%	10.84%	10.91%	67.27%	78.08%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of -3.92% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. The Fund’s largest sector exposure over the period was the Information Technology sector with a 44.5% weighting. This sector had a 6.3% return and 3.1% contribution to the Fund’s return, the highest among all the sectors. The Utilities sector was the Fund’s highest returning sector at 9.6%, but due to its smaller allocation of 5.9%, its contribution to Fund return was limited to 1.3%. The Health Care sector was the Fund’s least contributing sector, with a -3.7% contribution stemming from its 28.5% allocation and -20.2% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund over allocating and underperforming among the Health Care industry by 14.0% and -16.7%, respectively, creating -5.2% of relative drag. The Fund did not have any exposure to the poor performing Energy sector while the benchmark allocated 5.2% to this sector, which created 1.4% of relative outperformance.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	155	11	0	1
10/1/15 – 9/30/16	132	0	0	0
10/1/16 – 9/30/17	70	0	0	0
10/1/17 – 9/30/18	121	0	0	0
10/1/18 – 9/30/19	130	5	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	78	7	0	0
10/1/15 – 9/30/16	121	0	0	0
10/1/16 – 9/30/17	181	0	0	0
10/1/17 – 9/30/18	130	0	0	0
10/1/18 – 9/30/19	112	3	0	1

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
The First Trust RBA American Industrial Renaissance® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance® Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “AIRR.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (3/10/14) to 9/30/19	5 Years Ended 9/30/19	Inception (3/10/14) to 9/30/19
Fund Performance
NAV	-3.95%	8.25%	5.71%	48.63%	36.18%
Market Price	-4.02%	8.25%	5.71%	48.63%	36.19%
Index Performance
Richard Bernstein Advisors American Industrial Renaissance® Index	-3.40%	9.08%	6.52%	54.44%	42.04%
S&P 500® Index	4.25%	10.84%	10.90%	67.27%	77.70%
S&P 500® Industrials Index	1.39%	9.73%	9.15%	59.12%	62.71%
Russell 2500® Index	-4.04%	8.57%	7.06%	50.86%	46.15%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of -3.95% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Industrials Index generated a return of 1.39%. The Machinery industry was given the highest allocation in the Fund over the period with a 32.7% weighting. This industry returned -8.7% in the Fund and contributed -3.0% to the Fund’s return. The least contributing industry in the Fund was the Construction & Engineering industry with a -3.4% contribution, which stems from its 32.2% allocation and -10.1% return. The most contributing industry in the Fund was Electrical Equipment with a 1.9% contribution, which stems from its 12.1% allocation and 14.0% return. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is attributable to the Fund over allocating and underperforming the benchmark among Construction & Engineering securities by 31.4% and -6.4%, respectively, creating -4.2% of relative drag. The Fund over allocated and outperformed the benchmark among the Electrical Equipment industry by 7% and 17.2%, respectively, creating 1.9% of relative outperformance.

The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors (“RBA” or “Licensor”). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR) (Continued)
Sector Allocation	% of Total Investments
Industrials	90.1%
Financials	9.9
Total	100.0%
Top Ten Holdings	% of Total Investments
MasTec, Inc.	3.8%
Federal Signal Corp.	3.6
Atkore International Group, Inc.	3.5
SPX Corp.	3.4
Mueller Water Products, Inc., Class A	3.4
Clean Harbors, Inc.	3.3
Generac Holdings, Inc.	3.2
Tetra Tech, Inc.	3.0
Hubbell, Inc.	3.0
Encore Wire Corp.	3.0
Total	33.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	127	5	0	0
10/1/15 – 9/30/16	100	0	0	0
10/1/16 – 9/30/17	140	1	0	0
10/1/17 – 9/30/18	108	0	0	0
10/1/18 – 9/30/19	157	3	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	116	4	0	0
10/1/15 – 9/30/16	153	0	0	0
10/1/16 – 9/30/17	110	0	0	0
10/1/17 – 9/30/18	143	0	0	0
10/1/18 – 9/30/19	89	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
The First Trust Dorsey Wright Momentum & Dividend ETF seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Under normal conditions, the Fund invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “DDIV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (3/10/14) to 9/30/19	5 Years Ended 9/30/19	Inception (3/10/14) to 9/30/19
Fund Performance
NAV	6.87%	8.30%	7.66%	49.01%	50.71%
Market Price	6.95%	8.28%	7.67%	48.85%	50.78%
Index Performance
Dorsey Wright Momentum Plus Dividend Yield Index(1)	7.60%	N/A	N/A	N/A	N/A
Dow Jones U.S. Select DividendTM Index(2)	6.31%	10.71%	10.59%	66.33%	74.96%
S&P 500® Index	4.25%	10.84%	10.90%	67.27%	77.70%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of 6.87% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. Over the period, the Fund allocated 25.8% to the Financials sector. This sector, the most heavily weighted in the Fund, returned 6.1% and contributed 1.5% to the Fund’s return. The sector with the greatest contribution to the Fund’s return was the Real Estate sector. Investments in this sector received an allocation of 23.0% and contributed 5.6% to the Fund’s return. The worst sector for the Fund during the period was the Energy sector. This sector received an allocation of 7.8% and contributed -1.6% to the Fund’s return. On a relative basis, the Fund outperformed the benchmark. Much of this outperformance came as a result of the Fund’s overweighting the benchmark in the Real Estate sector. The Fund allocated 23.0% to this sector while the benchmark allocated only 3.0%. This earned the Fund 4.9% of outperformance versus the benchmark. The worst sector, in terms of comparative returns, was the Materials sector. Due to selection effect, investments in this sector caused the Fund to underperform the benchmark by -1.5% during the period.

(1)	On September 6, 2018, the Fund’s underlying index changed from the Richard Bernstein Advisors Quality Income Index to the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to September 6, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of July 2, 2018, it was not in existence for all of the periods disclosed.
(2)	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the indexes to track general stock performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV) (Continued)
Sector Allocation	% of Total Investments
Real Estate	31.5%
Financials	23.9
Utilities	20.5
Consumer Discretionary	7.4
Energy	5.9
Information Technology	5.0
Industrials	4.8
Health Care	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
New Residential Investment Corp.	5.4%
Chimera Investment Corp.	5.1
Blackstone Mortgage Trust, Inc., Class A	4.0
Spirit Realty Capital, Inc.	3.6
KAR Auction Services, Inc.	3.4
ONEOK, Inc.	3.1
Ryman Hospitality Properties, Inc.	3.1
Lamar Advertising Co., Class A	3.0
CVR Energy, Inc.	2.9
STORE Capital Corp.	2.7
Total	36.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	174	6	0	0
10/1/15 – 9/30/16	174	0	0	0
10/1/16 – 9/30/17	167	0	0	0
10/1/17 – 9/30/18	67	0	0	0
10/1/18 – 9/30/19	180	5	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	64	8	0	0
10/1/15 – 9/30/16	78	1	0	0
10/1/16 – 9/30/17	84	0	0	0
10/1/17 – 9/30/18	184	0	0	0
10/1/18 – 9/30/19	65	0	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
The First Trust Dorsey Wright International Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of certain First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust country/region-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “IFV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/19	5 Years Ended 9/30/19	Inception (7/22/14) to 9/30/19	5 Years Ended 9/30/19	Inception (7/22/14) to 9/30/19
Fund Performance
NAV	-4.42%	2.02%	0.41%	10.50%	2.14%
Market Price	-4.43%	1.93%	0.38%	10.04%	1.99%
Index Performance
Dorsey Wright International Focus Five Index	-4.13%	2.38%	0.70%	12.50%	3.71%
MSCI ACWI ex USA Index	-1.23%	2.90%	1.67%	15.37%	8.99%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of -4.42% during the 12-month period covered by this report. During the same period, the benchmark MSCI ACWI ex USA Index generated a return of -1.23%. The Fund allocated the most to Brazilian securities over the period with a 23.7% allocation. Brazilian securities returned 37.9% and contributed 5.3% to the Fund’s return, the highest among the Fund’s country allocations. The least contributing country in the Fund was Germany with a -2.4% contribution, stemming from its 20.3% allocation and -10.8% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund over allocating the benchmark among the poor performing German securities, which created -2.4% of relative drag. The Fund over allocated the well performing Brazilian securities, which created 3.1% of relative outperformance.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2014 through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	185	8	0	0
10/1/15 – 9/30/16	155	1	0	0
10/1/16 – 9/30/17	136	0	0	0
10/1/17 – 9/30/18	127	6	0	0
10/1/18 – 9/30/19	90	3	0	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/14 – 9/30/15	58	1	0	0
10/1/15 – 9/30/16	97	0	0	0
10/1/16 – 9/30/17	114	1	0	0
10/1/17 – 9/30/18	117	1	0	0
10/1/18 – 9/30/19	151	6	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the “Index”). The Fund normally invests at least 80% of its total assets (including investment borrowings) in the exchange-traded funds (“ETFs”) and cash equivalents that comprise the Index. The cash equivalents comprising the Index selection universe (the “Cash Proxy”) are 1- to 3-month U.S. Treasury Bills representing the component securities of a cash equivalents index (the Nasdaq US T-Bill Index (the “Cash Index”)) that is a component of the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Cash Index is also evaluated and its inclusion and weight in the Index are adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index Provider determines offer the greatest potential to outperform the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FVC.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/19	Inception (3/17/16) to 9/30/19	Inception (3/17/16) to 9/30/19
Fund Performance
NAV	-7.46%	8.88%	35.15%
Market Price	-7.43%	8.88%	35.15%
Index Performance
Dorsey Wright Dynamic Focus Five Index	-7.15%	9.25%	36.77%
S&P 500® Index	4.25%	13.52%	56.67%
(See Notes to Fund Performance Overview on page 31.)
The Fund generated a NAV return of -7.46% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. The Fund’s largest sector exposure over the period was the Information Technology sector with a 31.3% weighting. This sector had a 6.3% return and 0.1% contribution to the Fund’s return. The Utilities sector, although only being given an average 3.6% allocation over the period, was the top contributing sector in the Fund with a 0.8% contribution. The Health Care sector was the Fund’s least contributing sector with a -3.4% contribution, stemming from its 20.3% allocation and -20.2% return. The cash position was given an average allocation of 29.9% over the period, returned 1.9%, and contributed 0.7% to the Fund’s performance. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund having an allocation to relatively low yielding cash securities. The benchmark did not have any cash exposure, creating -4.9% of relative drag. The Fund did not have any exposure to the poor performing Energy sector versus the benchmark’s 5.2% allocation, which created 1.3% of relative outperformance.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 18, 2016 (commencement of trading) through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/18/16 – 9/30/16	113	0	0	0
10/1/16 – 9/30/17	167	0	0	0
10/1/17 – 9/30/18	161	1	0	0
10/1/18 – 9/30/19	113	3	0	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/18/16 – 9/30/16	25	0	0	0
10/1/16 – 9/30/17	84	0	0	0
10/1/17 – 9/30/18	89	0	0	0
10/1/18 – 9/30/19	131	3	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2019 (Unaudited)
As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Hedged BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Actual	$1,000.00	$1,060.40	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
Multi-Asset Diversified Income Index Fund (MDIV) (b)
Actual	$1,000.00	$1,034.50	0.48%	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.48%	$2.43
First Trust S&P International Dividend Aristocrats ETF (FID)
Actual	$1,000.00	$1,045.30	0.60%	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust BuyWrite Income ETF (FTHI)
Actual	$1,000.00	$1,057.20	0.85%	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Hedged BuyWrite Income ETF (FTLB)
Actual	$1,000.00	$1,047.00	0.85%	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Rising Dividend Achievers ETF (RDVY)
Actual	$1,000.00	$1,075.20	0.50%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
September 30, 2019 (Unaudited)
	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Dorsey Wright Focus 5 ETF (FV) (b)
Actual	$1,000.00	$988.50	0.30%	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust RBA American Industrial Renaissance® ETF (AIRR)
Actual	$1,000.00	$1,097.10	0.70%	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Actual	$1,000.00	$1,092.20	0.60%	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright International Focus 5 ETF (IFV) (b)
Actual	$1,000.00	$1,009.40	0.30%	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (b)
Actual	$1,000.00	$993.80	0.30%	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2019 through September 30, 2019), multiplied by 183/365 (to reflect the six-month period).
(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 99.8%
	Aerospace & Defense – 0.9%
45,501	L3Harris Technologies, Inc.	$9,493,328
	Communications Equipment – 9.4%
8,197	AudioCodes Ltd.	155,005
1,663,815	Cisco Systems, Inc.	82,209,099
5,672	Comtech Telecommunications Corp.	184,340
13,936	InterDigital, Inc.	731,222
173,736	Juniper Networks, Inc.	4,299,966
32,088	Motorola Solutions, Inc.	5,468,116
12,017	Plantronics, Inc.	448,475
9,766	Ubiquiti, Inc.	1,154,927
		94,651,150
	Diversified Telecommunication Services – 11.7%
552,205	AT&T, Inc.	20,895,437
22,128	ATN International, Inc.	1,291,611
411,470	BCE, Inc.	19,919,263
27,564	Cogent Communications Holdings, Inc.	1,518,776
879,259	KT Corp., ADR	9,944,419
359,680	Orange S.A., ADR	5,600,218
1,502,375	Telefonica Brasil S.A., ADR	19,786,279
536,976	TELUS Corp.	19,127,085
334,779	Verizon Communications, Inc.	20,207,261
		118,290,349
	Electronic Equipment, Instruments & Components – 1.4%
21,573	CDW Corp.	2,658,656
335,054	Corning, Inc.	9,555,740
14,134	SYNNEX Corp.	1,595,729
		13,810,125
	Entertainment – 0.3%
10,032	NetEase, Inc., ADR	2,670,318
	Health Care Technology – 0.0%
1,833	Simulations Plus, Inc.	63,605
	IT Services – 10.0%
35,314	Amdocs Ltd.	2,334,609
113,163	Cognizant Technology Solutions Corp., Class A	6,819,768
8,333	CSG Systems International, Inc.	430,649
96,713	DXC Technology Co.	2,853,034
574,656	International Business Machines Corp.	83,566,476
33,131	Leidos Holdings, Inc.	2,845,290
16,182	NIC, Inc.	334,158
20,651	Perspecta, Inc.	539,404
14,340	Science Applications International Corp.	1,252,599
Shares	Description	Value

	IT Services (Continued)
7,132	Switch, Inc., Class A	$111,402
		101,087,389
	Semiconductors & Semiconductor Equipment – 28.4%
107,885	Analog Devices, Inc.	12,053,991
245,001	Applied Materials, Inc.	12,225,550
12,024	ASML Holding N.V., ADR	2,987,002
137,777	Broadcom, Inc.	38,036,096
13,629	Brooks Automation, Inc.	504,682
6,007	Cabot Microelectronics Corp.	848,248
13,010	Cohu, Inc.	175,700
14,392	Entegris, Inc.	677,288
1,628,926	Intel Corp.	83,938,557
50,793	KLA Corp.	8,098,944
22,975	Kulicke & Soffa Industries, Inc.	539,453
47,500	Lam Research Corp.	10,977,725
104,062	Marvell Technology Group Ltd.	2,598,428
143,898	Maxim Integrated Products, Inc.	8,333,133
63,255	Microchip Technology, Inc.	5,877,022
8,753	MKS Instruments, Inc.	807,727
6,323	Monolithic Power Systems, Inc.	984,048
50,600	NXP Semiconductors N.V.	5,521,472
3,420	Power Integrations, Inc.	309,271
500,727	QUALCOMM, Inc.	38,195,456
21,310	Silicon Motion Technology Corp., ADR	753,308
54,519	Skyworks Solutions, Inc.	4,320,631
16,547	STMicroelectronics N.V., ADR	320,019
18,161	Teradyne, Inc.	1,051,704
314,679	Texas Instruments, Inc.	40,669,114
55,345	Xilinx, Inc.	5,307,585
33,878	Xperi Corp.	700,597
		286,812,751
	Software – 16.2%
4,079	Blackbaud, Inc.	368,497
26,493	CDK Global, Inc.	1,274,048
23,243	Citrix Systems, Inc.	2,243,414
4,060	Ebix, Inc.	170,926
26,661	Intuit, Inc.	7,090,226
16,002	j2 Global, Inc.	1,453,302
14,537	LogMeIn, Inc.	1,031,546
141,364	Micro Focus International PLC, ADR	2,000,301
564,944	Microsoft Corp.	78,544,164
68,424	Open Text Corp.	2,792,383
748,013	Oracle Corp.	41,163,155
11,261	Progress Software Corp.	428,594
1,831	QAD, Inc., Class A	84,556
13,660	SAP SE, ADR	1,610,104
8,384	Sapiens International Corp., N.V.	164,662
30,817	SS&C Technologies Holdings, Inc.	1,589,233
125,389	Symantec Corp.	2,962,942

See Notes to Financial Statements

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
128,933	VMware, Inc., Class A	$19,347,686
		164,319,739
	Technology Hardware, Storage & Peripherals – 13.7%
373,110	Apple, Inc.	83,565,447
668,443	Hewlett Packard Enterprise Co.	10,140,280
789,733	HP, Inc.	14,941,748
47,659	Logitech International S.A.	1,941,628
130,764	NetApp, Inc.	6,866,418
212,311	Seagate Technology PLC	11,420,209
162,535	Western Digital Corp.	9,693,587
		138,569,317
	Trading Companies & Distributors – 0.0%
13,510	Systemax, Inc.	297,355
	Wireless Telecommunication Services – 7.8%
871,426	America Movil SAB de CV, ADR, Class L	12,949,390
471,333	China Mobile Ltd., ADR	19,513,186
380,885	Millicom International Cellular S.A.	18,537,673
49,307	Shenandoah Telecommunications Co.	1,566,484
319,495	Telephone & Data Systems, Inc.	8,242,971
7,460,070	VEON Ltd., ADR	17,904,168
		78,713,872
	Total Investments – 99.8%	1,008,779,298
	(Cost $800,077,643) (a)
	Net Other Assets and Liabilities – 0.2%	1,777,550
	Net Assets – 100.0%	$1,010,556,848

(a)	Aggregate cost for federal income tax purposes was $810,166,221. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $228,213,012 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,599,935. The net unrealized appreciation was $198,613,077.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,008,779,298	$ 1,008,779,298	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments
September 30, 2019
Shares/ Units	Description	Value
COMMON STOCKS – 20.5%
	Automobiles – 1.3%
429,100	Ford Motor Co.	$3,930,556
63,501	General Motors Co.	2,380,018
81,589	Harley-Davidson, Inc.	2,934,756
		9,245,330
	Banks – 3.9%
90,879	First Hawaiian, Inc.	2,426,469
231,590	FNB Corp.	2,670,233
176,954	Hope Bancorp, Inc.	2,537,520
185,379	Huntington Bancshares, Inc.	2,645,358
208,175	Investors Bancorp, Inc.	2,364,868
139,360	KeyCorp	2,486,182
113,946	PacWest Bancorp	4,140,798
186,730	People’s United Financial, Inc.	2,919,524
191,388	Umpqua Holdings Corp.	3,150,247
234,463	Valley National Bancorp	2,548,613
		27,889,812
	Biotechnology – 0.9%
59,519	AbbVie, Inc.	4,506,779
36,020	Gilead Sciences, Inc.	2,282,947
		6,789,726
	Capital Markets – 1.9%
251,006	Invesco, Ltd.	4,252,042
84,152	Lazard Ltd., Class A	2,945,320
64,043	Legg Mason, Inc.	2,445,802
220,859	Waddell & Reed Financial, Inc., Class A	3,794,357
		13,437,521
	Chemicals – 0.5%
39,078	LyondellBasell Industries N.V., Class A	3,496,309
	Commercial Services & Supplies – 0.4%
123,213	KAR Auction Services, Inc.	3,024,879
	Containers & Packaging – 0.4%
71,908	International Paper Co.	3,007,193
	Diversified Telecommunication Services – 0.9%
105,675	AT&T, Inc.	3,998,742
46,849	Verizon Communications, Inc.	2,827,806
		6,826,548
	Electric Utilities – 0.9%
28,828	Duke Energy Corp.	2,763,452
117,420	PPL Corp.	3,697,556
		6,461,008
	Food Products – 0.7%
42,867	General Mills, Inc.	2,362,829
38,283	Kellogg Co.	2,463,511
		4,826,340
	Health Care Providers & Services – 0.4%
60,527	Cardinal Health, Inc.	2,856,269

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2019
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure – 0.7%
60,033	Carnival Corp.	$2,624,043
51,510	Wyndham Destinations, Inc.	2,370,490
		4,994,533
	Household Durables – 0.4%
64,741	Leggett & Platt, Inc.	2,650,496
	Independent Power and Renewable Electricity Producers – 0.4%
162,561	AES Corp.	2,656,247
	Insurance – 0.7%
43,503	Principal Financial Group, Inc.	2,485,761
29,279	Prudential Financial, Inc.	2,633,646
		5,119,407
	IT Services – 0.7%
19,682	International Business Machines Corp.	2,862,156
104,944	Western Union (The) Co.	2,431,553
		5,293,709
	Media – 0.7%
122,074	Interpublic Group of (The) Cos., Inc.	2,631,915
58,289	Meredith Corp.	2,136,875
		4,768,790
	Multi-Utilities – 0.4%
87,915	CenterPoint Energy, Inc.	2,653,275
	Oil, Gas & Consumable Fuels – 1.7%
19,934	Chevron Corp.	2,364,172
40,882	Exxon Mobil Corp.	2,886,678
87,310	Occidental Petroleum Corp.	3,882,676
33,122	Valero Energy Corp.	2,823,319
		11,956,845
	Paper & Forest Products – 0.4%
78,636	Domtar Corp.	2,815,955
	Pharmaceuticals – 0.3%
47,710	Bristol-Myers Squibb Co.	2,419,374
	Tobacco – 1.0%
97,141	Altria Group, Inc.	3,973,067
63,151	Universal Corp.	3,461,306
		7,434,373
	Trading Companies & Distributors – 0.9%
162,351	Aircastle, Ltd.	3,641,533
34,338	MSC Industrial Direct Co., Inc., Class A	2,490,535
		6,132,068
	Total Common Stocks	146,756,007
	(Cost $151,139,190)
REAL ESTATE INVESTMENT TRUSTS – 20.2%
	Health Care REITs – 1.9%
86,565	LTC Properties, Inc.	4,433,859
262,531	Medical Properties Trust, Inc.	5,135,106
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2019
Shares/ Units	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Health Care REITs (Continued)
53,162	National Health Investors, Inc.	$4,380,017
		13,948,982
	Hotel & Resort REITs – 4.1%
409,525	Apple Hospitality REIT, Inc.	6,789,924
447,790	DiamondRock Hospitality Co.	4,589,848
244,944	Host Hotels & Resorts, Inc.	4,235,082
50,023	Ryman Hospitality Properties, Inc.	4,092,382
339,504	Sunstone Hotel Investors, Inc.	4,664,785
216,914	Xenia Hotels & Resorts, Inc.	4,581,224
		28,953,245
	Industrial REITs – 0.6%
149,775	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,365,941
	Mortgage REITs – 8.8%
1,239,114	Annaly Capital Management, Inc.	10,904,203
450,130	Apollo Commercial Real Estate Finance, Inc.	8,628,992
597,356	Arbor Realty Trust, Inc.	7,831,337
171,366	Blackstone Mortgage Trust, Inc., Class A	6,143,471
464,587	Chimera Investment Corp.	9,087,322
406,774	Ladder Capital Corp.	7,024,987
334,946	PennyMac Mortgage Investment Trust	7,445,850
364,903	Redwood Trust, Inc.	5,988,058
		63,054,220
	Retail REITs – 2.1%
272,226	Brixmor Property Group, Inc.	5,523,466
28,640	Simon Property Group, Inc.	4,457,816
256,557	Urban Edge Properties	5,077,263
		15,058,545
	Specialized REITs – 2.7%
64,902	EPR Properties	4,988,368
154,580	Gaming and Leisure Properties, Inc.	5,911,139
51,624	Lamar Advertising Co., Class A	4,229,554
164,662	Outfront Media, Inc.	4,574,310
		19,703,371
	Total Real Estate Investment Trusts	145,084,304
	(Cost $136,527,847)
MASTER LIMITED PARTNERSHIPS – 19.8%
	Energy Equipment & Services – 1.1%
439,945	USA Compression Partners, L.P.	7,597,850
	Oil, Gas & Consumable Fuels – 18.7%
425,468	Black Stone Minerals, L.P.	6,058,665
73,980	Cheniere Energy Partners, L.P.	3,364,610
401,099	CNX Midstream Partners, L.P.	5,655,496
272,201	DCP Midstream, L.P.	7,134,388
204,853	Delek Logistics Partners, L.P.	6,409,850
357,969	Dorchester Minerals, L.P.	6,676,122
455,002	Enable Midstream Partners, L.P.	5,473,674
391,372	Energy Transfer, L.P.	5,119,146
127,615	Enterprise Products Partners, L.P.	3,647,237
167,060	Enviva Partners, L.P.	5,337,567

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2019
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
241,297	EQM Midstream Partners, L.P.	$7,890,412
332,064	GasLog Partners, L.P.	6,302,575
290,115	Genesis Energy, L.P.	6,228,769
324,006	Global Partners, L.P.	6,353,758
968,404	Golar LNG Partners, L.P.	9,277,310
213,987	Holly Energy Partners, L.P.	5,407,452
362,108	KNOT Offshore Partners, L.P.	6,912,642
56,049	Magellan Midstream Partners, L.P.	3,714,367
196,985	MPLX, L.P.	5,517,550
277,926	PBF Logistics, L.P.	5,878,135
72,722	Phillips 66 Partners, L.P.	4,117,520
162,613	Plains All American Pipeline, L.P.	3,374,220
156,475	Plains GP Holdings, L.P., Class A	3,321,964
236,441	Shell Midstream Partners, L.P.	4,835,218
		134,008,647
	Total Master Limited Partnerships	141,606,497
	(Cost $138,770,459)
EXCHANGE-TRADED FUNDS – 19.6%
	Capital Markets – 19.6%
2,903,483	First Trust Tactical High Yield ETF (a)	140,093,055
	(Cost $142,142,232)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 19.5%
	Banks – 5.6%
200,064	Bank of America Corp., Series Y	6.50%	(b)	5,035,611
249,471	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (c)	8.64%	10/30/40	6,842,990
252,666	Deutsche Bank Contingent Capital Trust V	8.05%	(b)	6,518,783
249,216	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (c)	7.94%	02/15/40	6,531,951
186,486	HSBC Holdings PLC. Series A	6.20%	(b)	4,906,447
186,059	ING Groep N.V.	6.13%	(b)	4,804,043
201,185	Regions Financial Corp., Series A	6.38%	(b)	5,184,537
				39,824,362
	Capital Markets – 2.2%
180,195	Morgan Stanley, Series E (d)	7.13%	(b)	5,171,597
180,020	Morgan Stanley, Series F (d)	6.88%	(b)	5,044,160
207,205	Morgan Stanley, Series G	6.63%	(b)	5,275,439
				15,491,196
	Consumer Finance – 1.4%
198,394	Capital One Financial Corp., Series C	6.25%	(b)	5,021,352
211,596	Capital One Financial Corp., Series D	6.70%	(b)	5,357,611
				10,378,963
	Equity Real Estate Investment Trusts – 1.6%
223,032	RLJ Lodging Trust, Series A	1.95%	(b)	6,019,633
212,868	VEREIT, Inc., Series F	6.70%	(b)	5,396,204
				11,415,837
	Insurance – 2.2%
193,904	Aegon N.V.	6.38%	(b)	5,066,712
209,572	Allstate Corp., Series E	6.63%	(b)	5,230,917
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
194,168	Hartford Financial Services Group (The), Inc., (d)	7.88%	04/15/42	$5,661,939
				15,959,568
	Mortgage Real Estate Investment Trusts – 6.5%
211,059	AGNC Investment Corp., Series C (d)	7.00%	(b)	5,443,212
237,994	Annaly Capital Management, Inc., Series D	7.50%	(b)	6,080,747
216,010	Annaly Capital Management, Inc., Series F (d)	6.95%	(b)	5,562,257
216,252	Annaly Capital Management, Inc., Series G (d)	6.50%	(b)	5,414,950
236,398	Capstead Mortgage Corp., Series E	7.50%	(b)	5,935,954
240,246	Chimera Investment Corp., Series B (d)	8.00%	(b)	6,277,628
223,733	Invesco Mortgage Capital, Inc., Series C (d)	7.50%	(b)	5,763,362
231,056	Two Harbors Investment Corp., Series C (d)	7.25%	(b)	5,988,971
				46,467,081
	Total $25 Par Preferred Securities			139,537,007
	(Cost $140,430,883)

Total Investments – 99.6%	713,076,870
(Cost $709,010,611) (e)
Net Other Assets and Liabilities – 0.4%	2,908,078
Net Assets – 100.0%	$715,984,948

(a)	Investment in an affiliated fund.
(b)	Perpetual maturity.
(c)	Floating rate security.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	Aggregate cost for federal income tax purposes was $710,481,386. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $26,527,126 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,931,642. The net unrealized appreciation was $2,595,484.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 146,756,007	$ 146,756,007	$ —	$ —
Real Estate Investment Trusts*	145,084,304	145,084,304	—	—
Master Limited Partnerships*	141,606,497	141,606,497	—	—
Exchange-Traded Funds*	140,093,055	140,093,055	—	—
$25 Par Preferred Securities*	139,537,007	139,537,007	—	—
Total Investments	$ 713,076,870	$ 713,076,870	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 95.0%
	Aerospace & Defense – 1.3%
34,873	BAE Systems PLC	$244,405
	Auto Components – 1.0%
16,900	Sumitomo Rubber Industries Ltd.	200,377
	Banks – 5.7%
2,526	Bank of Montreal	186,049
3,685	Bank of Nova Scotia (The)	209,304
2,653	Canadian Imperial Bank of Commerce	218,892
8,507	Laurentian Bank of Canada	289,142
4,187	National Bank of Canada	208,331
		1,111,718
	Building Products – 1.6%
18,300	LIXIL Group Corp.	321,572
	Capital Markets – 7.2%
43,510	Ashmore Group PLC	270,698
10,586	Close Brothers Group PLC	183,396
48,663	IG Group Holdings PLC	360,557
12,045	IGM Financial, Inc.	342,026
6,664	Schroders PLC	251,957
		1,408,634
	Commercial Services & Supplies – 2.1%
88,391	G4S PLC	205,625
8,420	Intrum AB	211,611
		417,236
	Construction & Engineering – 3.2%
7,760	Bouygues S.A.	310,832
16,091	Skanska AB, Class B	325,938
		636,770
	Diversified Telecommunication Services – 5.0%
5,469	BCE, Inc.	264,523
129,700	Singapore Telecommunications Ltd.	290,902
465	Swisscom AG	229,367
5,702	TELUS Corp.	202,928
		987,720
	Electric Utilities – 7.8%
24,447	CK Infrastructure Holdings Ltd.	164,536
87,108	EDP - Energias de Portugal S.A.	338,188
6,525	Emera, Inc.	286,443
12,440	Fortum OYJ	294,094
36,116	Power Assets Holdings Ltd.	242,610
10,424	Red Electrica Corp. S.A.	211,724
		1,537,595
	Electrical Equipment – 1.1%
10,496	ABB Ltd.	206,229
Shares	Description	Value

	Food Products – 1.8%
26,500	AVI Ltd.	$143,952
23,525	Tate & Lyle PLC	212,889
		356,841
	Gas Utilities – 2.9%
40,527	APA Group	313,473
10,820	Enagas S.A.	250,725
		564,198
	Health Care Providers & Services – 1.2%
10,600	Miraca Holdings, Inc.	241,361
	Hotels, Restaurants & Leisure – 2.9%
53,446	Domino’s Pizza Group PLC	167,506
39,028	Greene King PLC	406,449
		573,955
	Household Products – 1.6%
152,565	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	306,614
	Industrial Conglomerates – 1.0%
2,232	Doosan Corp. (a) (b)	197,795
	Insurance – 9.9%
1,292	Baloise Holding AG	231,461
9,705	CNP Assurances	187,547
10,300	Great-West Lifeco, Inc.	247,306
7,200	MS&AD Insurance Group Holdings, Inc.	233,064
988	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	255,649
13,126	Power Corp. of Canada	302,378
13,522	Power Financial Corp.	313,542
4,270	SCOR SE	176,343
		1,947,290
	Media – 6.9%
3,379	Axel Springer SE	233,130
13,943	Daily Mail & General Trust PLC, Class A	146,064
10,955	Lagardere SCA	242,390
3,189	Publicis Groupe S.A.	156,830
9,775	Shaw Communications, Inc., Class B	192,055
30,013	WPP PLC	375,667
		1,346,136
	Multiline Retail – 1.2%
3,145	Next PLC	239,209
	Multi-Utilities – 2.4%
18,381	AGL Energy Ltd.	237,704

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
8,194	Canadian Utilities Ltd., Class A	$241,518
		479,222
	Oil, Gas & Consumable Fuels – 5.0%
6,881	Pembina Pipeline Corp.	255,067
1,339	SK Innovation Co., Ltd.	185,824
5,564	TC Energy Corp.	288,101
5,012	TOTAL S.A.	261,588
		990,580
	Personal Products – 1.0%
30,457	Hengan International Group Co., Ltd.	199,738
	Pharmaceuticals – 3.6%
2,977	Bayer AG	209,905
13,402	GlaxoSmithKline PLC	287,483
2,326	Sanofi	215,646
		713,034
	Real Estate Management & Development – 5.6%
9,712	Deutsche EuroShop AG	273,955
12,266	First Capital Realty, Inc.	204,333
12,872	Sun Hung Kai Properties Ltd.	185,254
2,758	Swiss Prime Site AG	269,845
31,319	Wharf Real Estate Investment Co., Ltd.	171,026
		1,104,413
	Specialty Retail – 4.6%
18,068	Foschini Group (The) Ltd.	195,008
24,998	Hennes & Mauritz AB, Class B	484,620
87,432	Kingfisher PLC	222,314
		901,942
	Technology Hardware, Storage & Peripherals – 1.3%
9,200	Canon, Inc.	245,263
	Thrifts & Mortgage Finance – 1.3%
6,278	Genworth MI Canada, Inc.	249,253
	Tobacco – 1.2%
11,000	Japan Tobacco, Inc.	240,703
	Transportation Infrastructure – 1.0%
1,105	Flughafen Zurich AG	204,603
	Water Utilities – 1.4%
27,873	Pennon Group PLC	283,423
Shares	Description	Value

	Wireless Telecommunication Services – 1.2%
9,100	NTT DOCOMO, Inc.	$231,698
	Total Common Stocks	18,689,527
	(Cost $18,652,197)
REAL ESTATE INVESTMENT TRUSTS – 4.4%
	Equity Real Estate Investment Trusts – 4.4%
11,018	Klepierre S.A.	374,203
13,386	RioCan Real Estate Investment Trust	266,538
9,555	SmartCentres Real Estate Investment Trust	234,394
	Total Real Estate Investment Trusts	875,135
	(Cost $887,203)
	Total Investments – 99.4%	19,564,662
	(Cost $19,539,400) (c)
	Net Other Assets and Liabilities – 0.6%	113,433
	Net Assets – 100.0%	$19,678,095

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At September 30, 2019, securities noted as such are valued at $197,795 or 1.0% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(c)	Aggregate cost for federal income tax purposes was $19,609,294. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $852,770 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $897,402. The net unrealized depreciation was $44,632.

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Industrial Conglomerates	$ 197,795	$ —	$ 197,795	$ —
Other industry categories*	18,491,732	18,491,732	—	—
Real Estate Investment Trusts*	875,135	875,135	—	—
Total Investments	$ 19,564,662	$ 19,366,867	$ 197,795	$—

*	See Portfolio of Investments for industry breakout.

Currency Exposure Diversification	% of Total Investments
CAD	25.6%
EUR	20.4
GBP	19.7
JPY	8.8
CHF	5.8
SEK	5.2
HKD	4.9
AUD	2.8
KRW	2.0
ZAR	1.7
MXN	1.6
SGD	1.5
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 2.6%
3,450	Hexcel Corp.	$283,348
3,648	Lockheed Martin Corp. (a)	1,422,939
930	Northrop Grumman Corp.	348,555
		2,054,842
	Airlines – 2.5%
15,320	Delta Air Lines, Inc.	882,432
21,074	Southwest Airlines Co.	1,138,207
		2,020,639
	Banks – 3.3%
5,356	Ameris Bancorp	215,525
20,486	Bank of America Corp.	597,577
3,761	Bank of Hawaii Corp.	323,183
6,118	JPMorgan Chase & Co.	720,027
4,517	PNC Financial Services Group (The), Inc.	633,103
5,517	United Community Banks, Inc.	156,407
		2,645,822
	Biotechnology – 4.6%
6,750	Amgen, Inc.	1,306,192
5,067	Biogen, Inc. (b)	1,179,699
19,484	Gilead Sciences, Inc. (a)	1,234,896
		3,720,787
	Building Products – 2.5%
3,612	Advanced Drainage Systems, Inc.	116,559
4,790	Armstrong World Industries, Inc.	463,193
32,440	Johnson Controls International PLC	1,423,792
		2,003,544
	Chemicals – 0.3%
572	Ecolab, Inc.	113,279
253	NewMarket Corp.	119,439
		232,718
	Commercial Services & Supplies – 3.4%
2,433	Brady Corp., Class A	129,071
52,446	KAR Auction Services, Inc. (a)	1,287,549
11,559	Waste Management, Inc.	1,329,285
		2,745,905
	Communications Equipment – 0.6%
9,364	Cisco Systems, Inc.	462,675
	Construction & Engineering – 0.2%
2,244	EMCOR Group, Inc.	193,253
	Consumer Finance – 0.6%
4,086	American Express Co.	483,292
	Diversified Consumer Services – 0.2%
2,996	Service Corp. International	143,239
	Diversified Financial Services – 0.9%
3,509	Berkshire Hathaway, Inc., Class B (a) (b)	729,942
	Diversified Telecommunication Services – 1.9%
28,208	AT&T, Inc.	1,067,391

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
2,174	GCI Liberty, Inc., Class A (b)	$134,940
5,059	Verizon Communications, Inc. (a)	305,361
		1,507,692
	Electric Utilities – 4.0%
19,388	Hawaiian Electric Industries, Inc.	884,287
14,810	Portland General Electric Co.	834,840
23,955	Southern (The) Co.	1,479,700
		3,198,827
	Electronic Equipment, Instruments & Components – 0.2%
1,684	TE Connectivity Ltd. (a)	156,915
	Food & Staples Retailing – 2.9%
3,971	Costco Wholesale Corp.	1,144,085
21,717	Walgreens Boots Alliance, Inc.	1,201,167
		2,345,252
	Gas Utilities – 0.8%
6,830	ONE Gas, Inc.	656,431
	Health Care Equipment & Supplies – 5.1%
3,696	Abbott Laboratories	309,244
15,789	Baxter International, Inc. (a)	1,381,064
6,374	Danaher Corp.	920,597
13,377	Medtronic PLC	1,453,010
		4,063,915
	Health Care Providers & Services – 1.0%
1,870	Chemed Corp.	780,856
	Hotels, Restaurants & Leisure – 2.3%
8,503	Dunkin’ Brands Group, Inc.	674,798
4,473	Hyatt Hotels Corp., Class A	329,526
7,438	Yum! Brands, Inc.	843,692
		1,848,016
	Household Products – 0.6%
4,061	Procter & Gamble (The) Co.	505,107
	Independent Power and Renewable Electricity Producers – 0.8%
4,663	NRG Energy, Inc.	184,655
16,998	Vistra Energy Corp.	454,356
		639,011
	Industrial Conglomerates – 0.6%
51,526	General Electric Co. (a)	460,642
	Insurance – 14.0%
13,721	American Financial Group, Inc. (a)	1,479,810
3,364	American National Insurance Co.	416,228
16,416	Arch Capital Group Ltd. (b)	689,144
1,820	Axis Capital Holdings Ltd.	121,430
3,859	Chubb Ltd. (a)	622,997
16,772	CNA Financial Corp.	826,021
1,483	Enstar Group Ltd. (b)	281,651
7,323	Hanover Insurance Group (The), Inc.	992,559
1,123	Markel Corp. (b)	1,327,274
5,029	RenaissanceRe Holdings Ltd.	972,860
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
9,743	Travelers (The) Cos., Inc.	$1,448,687
1,272	White Mountains Insurance Group Ltd.	1,373,760
8,862	WR Berkley Corp.	640,102
		11,192,523
	Interactive Media & Services – 5.4%
1,880	Alphabet, Inc., Class A (a) (b)	2,295,743
1,055	Alphabet, Inc., Class C (a) (b)	1,286,045
4,420	Facebook, Inc., Class A (b)	787,114
		4,368,902
	Internet & Direct Marketing Retail – 4.8%
718	Amazon.com, Inc. (b)	1,246,383
715	Booking Holdings, Inc. (b)	1,403,266
30,070	eBay, Inc.	1,172,129
		3,821,778
	IT Services – 7.1%
7,134	Accenture PLC, Class A (a)	1,372,225
2,854	Automatic Data Processing, Inc.	460,693
1,889	Black Knight, Inc. (b)	115,342
10,708	Booz Allen Hamilton Holding Corp.	760,482
2,911	Leidos Holdings, Inc.	249,997
6,580	Paychex, Inc. (a)	544,627
9,891	Switch, Inc., Class A	154,497
1,094	VeriSign, Inc. (b)	206,361
3,185	Visa, Inc., Class A	547,852
55,986	Western Union (The) Co.	1,297,196
		5,709,272
	Machinery – 2.7%
10,242	Allison Transmission Holdings, Inc.	481,886
5,222	Caterpillar, Inc.	659,591
2,606	Cummins, Inc.	423,918
6,650	Watts Water Technologies, Inc., Class A	623,304
		2,188,699
	Media – 5.8%
14,984	AMC Networks, Inc., Class A (b)	736,613
3,574	Charter Communications, Inc., Class A (a) (b)	1,472,917
4,964	Comcast Corp., Class A	223,777
7,192	Liberty Broadband Corp., Class A (b)	751,708
13,739	Liberty Broadband Corp., Class C (a) (b)	1,438,061
		4,623,076
	Metals & Mining – 0.2%
1,574	Royal Gold, Inc.	193,933
	Multi-Utilities – 1.3%
17,317	MDU Resources Group, Inc.	488,166
7,797	NorthWestern Corp.	585,165
		1,073,331
	Oil, Gas & Consumable Fuels – 2.3%
11,798	Exxon Mobil Corp.	833,057
35,366	Kinder Morgan, Inc.	728,893

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
2,792	Phillips 66	$285,901
		1,847,851
	Paper & Forest Products – 0.3%
9,284	Louisiana-Pacific Corp.	228,201
	Pharmaceuticals – 4.6%
13,237	Johnson & Johnson	1,712,603
6,775	Merck & Co., Inc.	570,320
39,429	Pfizer, Inc.	1,416,684
		3,699,607
	Software – 2.3%
13,084	Microsoft Corp.	1,819,069
	Specialty Retail – 3.0%
757	AutoZone, Inc. (b)	821,057
6,779	Home Depot (The), Inc.	1,572,864
		2,393,921
	Technology Hardware, Storage & Peripherals – 3.3%
7,268	Apple, Inc.	1,627,814
55,965	HP, Inc. (a)	1,058,858
		2,686,672
	Thrifts & Mortgage Finance – 0.2%
9,638	TFS Financial Corp.	173,677
	Trading Companies & Distributors – 0.5%
9,276	HD Supply Holdings, Inc. (b)	363,387
	Transportation Infrastructure – 0.2%
3,143	Macquarie Infrastructure Corp.	124,054
	Total Common Stocks	80,107,275
	(Cost $75,441,617)
REAL ESTATE INVESTMENT TRUSTS – 0.9%
	Equity Real Estate Investment Trusts – 0.2%
813	American Tower Corp.	179,779
	Mortgage Real Estate Investment Trusts – 0.7%
57,407	Annaly Capital Management, Inc.	505,181
	Total Real Estate Investment Trusts	684,960
	(Cost $673,276)
	Total Investments – 100.8%	80,792,235
	(Cost $76,114,893) (c)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (1.4)%
20	S&P 500® Index	$(5,953,480)	$2,925.00	Oct 2019	(152,200)
8	S&P 500® Index	(2,381,392)	3,000.00	Oct 2019	(19,840)
22	S&P 500® Index	(6,548,828)	3,025.00	Oct 2019	(29,150)
17	S&P 500® Index	(5,060,458)	3,050.00	Oct 2019	(9,180)
17	S&P 500® Index	(5,060,458)	2,900.00	Nov 2019	(204,340)
22	S&P 500® Index	(6,548,828)	2,925.00	Nov 2019	(211,200)
15	S&P 500® Index	(4,465,110)	2,950.00	Nov 2019	(125,550)
22	S&P 500® Index	(6,548,828)	2,975.00	Nov 2019	(142,780)
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2019
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
17	S&P 500® Index	$(5,060,458)	$3,000.00	Dec 2019	$(123,675)
20	S&P 500® Index	(5,953,480)	3,050.00	Dec 2019	(91,500)
	Total Call Options Written				(1,109,415)
	(Premiums received $1,141,684)

Net Other Assets and Liabilities – 0.6%	471,798
Net Assets – 100.0%	$80,154,618

(a)	All or a portion of this security is pledged to cover index options written.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $75,111,424. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,276,310 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $704,914. The net unrealized appreciation was $4,571,396. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 80,107,275	$ 80,107,275	$ —	$ —
Real Estate Investment Trusts*	684,960	684,960	—	—
Total Investments	$ 80,792,235	$ 80,792,235	$—	$—
LIABILITIES TABLE
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,109,415)	$ (1,109,415)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 97.3%
	Aerospace & Defense – 2.5%
374	Hexcel Corp.	$30,716
395	Lockheed Martin Corp.	154,074
101	Northrop Grumman Corp.	37,854
		222,644
	Airlines – 2.5%
1,658	Delta Air Lines, Inc.	95,501
2,285	Southwest Airlines Co.	123,413
		218,914
	Banks – 3.2%
580	Ameris Bancorp	23,339
2,218	Bank of America Corp. (a)	64,699
407	Bank of Hawaii Corp.	34,974
662	JPMorgan Chase & Co.	77,911
489	PNC Financial Services Group (The), Inc.	68,538
597	United Community Banks, Inc. (a)	16,925
		286,386
	Biotechnology – 4.5%
730	Amgen, Inc. (a)	141,262
549	Biogen, Inc. (b)	127,818
2,110	Gilead Sciences, Inc.	133,732
		402,812
	Building Products – 2.4%
397	Advanced Drainage Systems, Inc.	12,811
517	Armstrong World Industries, Inc.	49,994
3,515	Johnson Controls International PLC	154,273
		217,078
	Chemicals – 0.3%
62	Ecolab, Inc.	12,279
27	NewMarket Corp.	12,746
		25,025
	Commercial Services & Supplies – 3.3%
263	Brady Corp., Class A (a)	13,952
5,684	KAR Auction Services, Inc. (a)	139,542
1,250	Waste Management, Inc.	143,750
		297,244
	Communications Equipment – 0.6%
1,014	Cisco Systems, Inc.	50,102
	Construction & Engineering – 0.2%
242	EMCOR Group, Inc.	20,841
	Consumer Finance – 0.6%
442	American Express Co.	52,280
	Diversified Consumer Services – 0.2%
324	Service Corp. International	15,490
	Diversified Financial Services – 0.9%
380	Berkshire Hathaway, Inc., Class B (b)	79,048
	Diversified Telecommunication Services – 1.8%
3,052	AT&T, Inc.	115,488
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
236	GCI Liberty, Inc., Class A (b)	$14,648
547	Verizon Communications, Inc.	33,017
		163,153
	Electric Utilities – 3.9%
2,096	Hawaiian Electric Industries, Inc. (a)	95,599
1,601	Portland General Electric Co.	90,248
2,591	Southern (The) Co.	160,046
		345,893
	Electronic Equipment, Instruments & Components – 0.2%
182	TE Connectivity Ltd.	16,959
	Food & Staples Retailing – 2.9%
430	Costco Wholesale Corp.	123,887
2,354	Walgreens Boots Alliance, Inc.	130,200
		254,087
	Gas Utilities – 0.8%
738	ONE Gas, Inc.	70,929
	Health Care Equipment & Supplies – 4.9%
400	Abbott Laboratories	33,468
1,710	Baxter International, Inc. (a)	149,573
690	Danaher Corp.	99,657
1,448	Medtronic PLC	157,282
		439,980
	Health Care Providers & Services – 1.0%
203	Chemed Corp.	84,767
	Hotels, Restaurants & Leisure – 2.2%
921	Dunkin’ Brands Group, Inc.	73,091
484	Hyatt Hotels Corp., Class A	35,656
805	Yum! Brands, Inc.	91,311
		200,058
	Household Products – 0.6%
439	Procter & Gamble (The) Co.	54,603
	Independent Power and Renewable Electricity Producers – 0.8%
505	NRG Energy, Inc.	19,998
1,841	Vistra Energy Corp.	49,210
		69,208
	Industrial Conglomerates – 0.6%
5,608	General Electric Co.	50,135
	Insurance – 13.6%
1,487	American Financial Group, Inc.	160,373
363	American National Insurance Co.	44,914
1,776	Arch Capital Group Ltd. (b)	74,556
197	Axis Capital Holdings Ltd.	13,144
418	Chubb Ltd.	67,482
1,814	CNA Financial Corp.	89,340
161	Enstar Group Ltd. (b)	30,577
793	Hanover Insurance Group (The), Inc.	107,483
121	Markel Corp. (a) (b)	143,010
545	RenaissanceRe Holdings Ltd.	105,430

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
1,055	Travelers (The) Cos., Inc.	$156,868
138	White Mountains Insurance Group Ltd.	149,040
959	WR Berkley Corp. (a)	69,269
		1,211,486
	Interactive Media & Services – 5.3%
204	Alphabet, Inc., Class A (a) (b)	249,113
114	Alphabet, Inc., Class C (b)	138,966
479	Facebook, Inc., Class A (b)	85,300
		473,379
	Internet & Direct Marketing Retail – 4.6%
78	Amazon.com, Inc. (b)	135,401
77	Booking Holdings, Inc. (a) (b)	151,121
3,258	eBay, Inc.	126,997
		413,519
	IT Services – 6.9%
773	Accenture PLC, Class A (a)	148,687
309	Automatic Data Processing, Inc.	49,879
205	Black Knight, Inc. (b)	12,517
1,159	Booz Allen Hamilton Holding Corp.	82,312
315	Leidos Holdings, Inc.	27,052
713	Paychex, Inc.	59,015
1,071	Switch, Inc., Class A	16,729
119	VeriSign, Inc. (a) (b)	22,447
345	Visa, Inc., Class A (a)	59,343
6,056	Western Union (The) Co.	140,318
		618,299
	Machinery – 2.7%
1,109	Allison Transmission Holdings, Inc. (a)	52,178
566	Caterpillar, Inc.	71,491
282	Cummins, Inc.	45,873
720	Watts Water Technologies, Inc., Class A	67,486
		237,028
	Media – 5.6%
1,619	AMC Networks, Inc., Class A (b)	79,590
387	Charter Communications, Inc., Class A (b)	159,490
538	Comcast Corp., Class A	24,253
778	Liberty Broadband Corp., Class A (b)	81,317
1,488	Liberty Broadband Corp., Class C (a) (b)	155,749
		500,399
	Metals & Mining – 0.2%
170	Royal Gold, Inc.	20,946
	Multi-Utilities – 1.3%
1,872	MDU Resources Group, Inc. (a)	52,772
842	NorthWestern Corp.	63,192
		115,964
	Oil, Gas & Consumable Fuels – 2.2%
1,279	Exxon Mobil Corp.	90,310
3,831	Kinder Morgan, Inc.	78,957
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
302	Phillips 66	$30,925
		200,192
	Paper & Forest Products – 0.3%
1,006	Louisiana-Pacific Corp.	24,727
	Pharmaceuticals – 4.5%
1,435	Johnson & Johnson (a)	185,660
733	Merck & Co., Inc.	61,704
4,273	Pfizer, Inc.	153,529
		400,893
	Software – 2.2%
1,419	Microsoft Corp. (a)	197,284
	Specialty Retail – 2.9%
82	AutoZone, Inc. (b)	88,939
735	Home Depot (The), Inc.	170,534
		259,473
	Technology Hardware, Storage & Peripherals – 3.3%
787	Apple, Inc.	176,265
6,059	HP, Inc.	114,636
		290,901
	Thrifts & Mortgage Finance – 0.2%
1,043	TFS Financial Corp.	18,795
	Trading Companies & Distributors – 0.4%
1,004	HD Supply Holdings, Inc. (b)	39,332
	Transportation Infrastructure – 0.2%
341	Macquarie Infrastructure Corp.	13,459
	Total Common Stocks	8,673,712
	(Cost $8,208,659)
REAL ESTATE INVESTMENT TRUSTS – 0.8%
	Equity Real Estate Investment Trusts – 0.2%
88	American Tower Corp.	19,459
	Mortgage Real Estate Investment Trusts – 0.6%
6,210	Annaly Capital Management, Inc.	54,648
	Total Real Estate Investment Trusts	74,107
	(Cost $72,849)
	Total Investments – 98.1%	8,747,819
	(Cost $8,281,508) (c)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PUT OPTIONS PURCHASED – 1.8%
5	S&P 500® Index	$1,488,370	$2,775.00	Mar 2020	36,575
5	S&P 500® Index	1,488,370	2,700.00	Jun 2020	45,200
6	S&P 500® Index	1,786,044	2,800.00	Sep 2020	81,780
	Total Put Options Purchased				163,555
	(Cost $181,933)
CALL OPTIONS WRITTEN – (1.6)%
2	S&P 500® Index	(595,348)	2,925.00	Oct 2019	(15,220)

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2019
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
3	S&P 500® Index	$(893,022)	$3,025.00	Oct 2019	$(3,975)
3	S&P 500® Index	(893,022)	3,050.00	Oct 2019	(1,620)
2	S&P 500® Index	(595,348)	2,900.00	Nov 2019	(24,040)
4	S&P 500® Index	(1,190,696)	2,925.00	Nov 2019	(38,400)
2	S&P 500® Index	(595,348)	2,950.00	Nov 2019	(16,740)
3	S&P 500® Index	(893,022)	2,975.00	Nov 2019	(19,470)
3	S&P 500® Index	(893,022)	3,000.00	Dec 2020	(21,825)
	Total Call Options Written				(141,290)
	(Premiums received $142,919)
PUT OPTIONS WRITTEN – (0.2)%
3	S&P 500® Index	(893,022)	2,500.00	Sep 2020	(21,750)
	(Premiums received $24,586)

Net Other Assets and Liabilities – 1.9%	170,526
Net Assets – 100.0%	$8,918,860

(a)	All or a portion of this security is pledged to cover index options written.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $8,282,653. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $559,054 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $93,373. The net unrealized appreciation was $465,681. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 8,673,712	$ 8,673,712	$ —	$ —
Real Estate Investment Trusts*	74,107	74,107	—	—
Total Investments	8,747,819	8,747,819	—	—
Put Options Purchased	163,555	45,200	118,355	—
Total	$ 8,911,374	$ 8,793,019	$ 118,355	$—
LIABILITIES TABLE
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (141,290)	$ (141,290)	$ —	$ —
Put Options Written	(21,750)	—	(21,750)	—
Total Liabilities	$ (163,040)	$ (141,290)	$ (21,750)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 4.0%
43,981	Boeing (The) Co.	$16,733,451
85,602	Raytheon Co.	16,794,256
		33,527,707
	Airlines – 2.0%
306,226	Southwest Airlines Co.	16,539,266
	Auto Components – 2.0%
140,336	Lear Corp.	16,545,614
	Banks – 10.0%
563,910	Bank of America Corp.	16,449,255
240,607	Citigroup, Inc.	16,621,131
1,022,434	First Horizon National Corp.	16,563,431
140,336	JPMorgan Chase & Co.	16,516,144
343,124	Wells Fargo & Co.	17,307,174
		83,457,135
	Biotechnology – 2.0%
84,727	Amgen, Inc.	16,395,522
	Capital Markets – 9.9%
114,462	Ameriprise Financial, Inc.	16,837,360
359,770	Bank of New York Mellon (The) Corp.	16,265,202
78,066	Goldman Sachs Group (The), Inc.	16,177,617
382,098	Morgan Stanley	16,304,122
277,594	State Street Corp.	16,430,789
		82,015,090
	Chemicals – 2.0%
75,315	Air Products & Chemicals, Inc.	16,709,386
	Communications Equipment – 2.1%
699,629	Juniper Networks, Inc.	17,315,818
	Consumer Finance – 4.0%
201,185	Discover Financial Services	16,314,092
492,796	Synchrony Financial	16,799,415
		33,113,507
	Electronic Equipment, Instruments & Components – 2.0%
965,630	Vishay Intertechnology, Inc.	16,348,116
	Entertainment – 1.9%
304,715	Activision Blizzard, Inc.	16,125,518
	Food Products – 2.0%
407,973	Archer-Daniels-Midland Co.	16,755,451
	Health Care Providers & Services – 3.8%
196,031	AmerisourceBergen Corp.	16,139,232
66,193	Anthem, Inc.	15,892,940
		32,032,172
Shares	Description	Value

	Hotels, Restaurants & Leisure – 2.0%
373,624	Yum China Holdings, Inc.	$16,973,738
	Industrial Conglomerates – 2.0%
99,141	Honeywell International, Inc.	16,774,657
	Insurance – 6.0%
274,757	Lincoln National Corp.	16,573,342
351,733	MetLife, Inc.	16,587,729
295,016	Principal Financial Group, Inc.	16,857,214
		50,018,285
	IT Services – 3.9%
86,415	Accenture PLC, Class A	16,621,925
270,001	Cognizant Technology Solutions Corp., Class A	16,271,610
		32,893,535
	Machinery – 2.0%
103,273	Cummins, Inc.	16,799,419
	Media – 2.0%
214,283	Omnicom Group, Inc.	16,778,359
	Oil, Gas & Consumable Fuels – 2.0%
450,734	Delek US Holdings, Inc.	16,361,644
	Paper & Forest Products – 2.0%
665,846	Louisiana-Pacific Corp.	16,366,495
	Pharmaceuticals – 4.0%
329,961	Bristol-Myers Squibb Co.	16,732,322
126,744	Johnson & Johnson	16,398,139
		33,130,461
	Professional Services – 2.0%
194,248	ManpowerGroup, Inc.	16,363,452
	Semiconductors & Semiconductor Equipment – 14.0%
327,435	Applied Materials, Inc.	16,339,007
107,305	KLA Corp.	17,109,782
70,913	Lam Research Corp.	16,388,703
96,626	NVIDIA Corp.	16,819,688
209,230	Skyworks Solutions, Inc.	16,581,478
286,653	Teradyne, Inc.	16,600,075
131,730	Texas Instruments, Inc.	17,024,785
		116,863,518
	Software – 2.0%
119,666	Microsoft Corp.	16,637,164
	Specialty Retail – 6.2%
249,905	Best Buy Co., Inc.	17,240,946
159,297	Ross Stores, Inc.	17,498,775

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
304,435	TJX (The) Cos., Inc.	$16,969,207
		51,708,928
	Technology Hardware, Storage & Peripherals – 2.1%
76,639	Apple, Inc.	17,164,837
	Total Investments – 99.9%	831,714,794
	(Cost $801,364,752) (a)
	Net Other Assets and Liabilities – 0.1%	441,444
	Net Assets – 100.0%	$832,156,238

(a)	Aggregate cost for federal income tax purposes was $809,209,083. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $56,911,633 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $34,405,922. The net unrealized appreciation was $22,505,711.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 831,714,794	$ 831,714,794	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets – 99.9%(a)
3,437,905	First Trust Dow Jones Internet Index Fund (b)	$462,879,529
14,849,122	First Trust Financials AlphaDEX® Fund	472,350,571
5,317,896	First Trust NASDAQ-100- Technology Sector Index Fund	465,688,153
7,159,880	First Trust Technology AlphaDEX® Fund	466,466,182
16,132,878	First Trust Utilities AlphaDEX® Fund	478,339,832
	Total Investments – 99.9%	2,345,724,267
	(Cost $1,850,926,910) (c)
	Net Other Assets and Liabilities – 0.1%	2,537,927
	Net Assets – 100.0%	$2,348,262,194

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $1,852,464,578. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $500,702,988 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,443,299. The net unrealized appreciation was $493,259,689.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 2,345,724,267	$ 2,345,724,267	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 99.9%
	Banks – 9.9%
9,965	1st Source Corp.	$455,699
15,952	Associated Banc-Corp.	323,028
8,909	Bryn Mawr Bank Corp.	325,268
25,125	First Commonwealth Financial Corp.	333,660
13,808	First Financial Bancorp	337,951
8,806	First Merchants Corp.	331,414
18,576	First Midwest Bancorp, Inc.	361,860
28,246	FNB Corp.	325,676
23,304	Fulton Financial Corp.	377,059
11,111	German American Bancorp, Inc.	356,107
7,463	Heartland Financial USA, Inc.	333,895
7,857	Lakeland Financial Corp.	345,551
10,074	Mercantile Bank Corp.	330,427
24,446	Old National Bancorp	420,593
3,376	Park National Corp.	320,079
10,276	Peoples Bancorp, Inc.	326,880
9,709	QCR Holdings, Inc.	368,748
8,863	S&T Bancorp, Inc.	323,765
5,035	Wintrust Financial Corp.	325,412
		6,623,072
	Commercial Services & Supplies – 13.5%
28,175	Clean Harbors, Inc. (a)	2,175,110
110,693	Covanta Holding Corp.	1,913,882
34,876	Heritage-Crystal Clean, Inc. (a)	924,214
23,278	Tetra Tech, Inc.	2,019,600
31,081	US Ecology, Inc.	1,987,319
		9,020,125
	Construction & Engineering – 28.3%
28,778	Arcosa, Inc.	984,495
40,302	Argan, Inc.	1,583,466
37,164	Comfort Systems USA, Inc.	1,643,764
15,276	Dycom Industries, Inc. (a)	779,840
22,372	EMCOR Group, Inc.	1,926,677
45,527	Granite Construction, Inc.	1,462,782
38,654	MasTec, Inc. (a)	2,509,804
31,978	MYR Group, Inc. (a)	1,000,592
13,125	Northwest Pipe Co. (a)	369,469
10,126	NV5 Global, Inc. (a)	691,302
87,051	Primoris Services Corp.	1,707,070
51,625	Quanta Services, Inc.	1,951,425
95,670	Sterling Construction Co., Inc. (a)	1,258,060
76,594	Tutor Perini Corp. (a)	1,097,592
		18,966,338
	Electrical Equipment – 12.7%
75,964	Atkore International Group, Inc. (a)	2,305,507
35,550	Encore Wire Corp.	2,000,754
27,474	Generac Holdings, Inc. (a)	2,152,313
Shares	Description	Value

	Electrical Equipment (Continued)
15,314	Hubbell, Inc.	$2,012,260
		8,470,834
	Machinery – 35.5%
56,858	Astec Industries, Inc.	1,768,284
39,888	Blue Bird Corp. (a)	759,268
36,406	Douglas Dynamics, Inc.	1,622,615
100,711	Evoqua Water Technologies Corp. (a)	1,714,101
72,704	Federal Signal Corp.	2,380,329
27,022	L.B. Foster Co. (a)	585,567
203,090	Mueller Water Products, Inc., Class A	2,282,732
22,925	Oshkosh Corp.	1,737,715
13,416	Proto Labs, Inc. (a)	1,369,774
11,963	RBC Bearings, Inc. (a)	1,984,781
104,668	Spartan Motors, Inc.	1,436,045
57,500	SPX Corp. (a)	2,300,575
62,828	TriMas Corp. (a)	1,925,678
128,491	Wabash National Corp.	1,864,404
		23,731,868
	Total Investments – 99.9%	66,812,237
	(Cost $68,329,650) (b)
	Net Other Assets and Liabilities – 0.1%	87,391
	Net Assets – 100.0%	$66,899,628

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $68,475,015. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,309,760 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,972,538. The net unrealized depreciation was $1,662,778.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 66,812,237	$ 66,812,237	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 53.7%
	Banks – 1.3%
4,844	JPMorgan Chase & Co.	$570,090
	Capital Markets – 1.6%
2,522	Ameriprise Financial, Inc.	370,986
4,507	Evercore, Inc., Class A	361,011
		731,997
	Commercial Services & Supplies – 3.4%
60,850	KAR Auction Services, Inc.	1,493,867
	Consumer Finance – 3.9%
23,010	OneMain Holdings, Inc.	844,007
34,900	Santander Consumer USA Holdings, Inc.	890,299
		1,734,306
	Electric Utilities – 10.5%
5,046	ALLETE, Inc.	441,071
11,388	Alliant Energy Corp.	614,155
14,199	Evergy, Inc.	945,085
14,451	Exelon Corp.	698,128
22,194	OGE Energy Corp.	1,007,164
9,543	Pinnacle West Capital Corp.	926,339
		4,631,942
	Gas Utilities – 1.2%
6,248	Spire, Inc.	545,076
	Hotels, Restaurants & Leisure – 3.9%
5,223	Darden Restaurants, Inc.	617,463
23,779	Wyndham Destinations, Inc.	1,094,310
		1,711,773
	Household Durables – 1.6%
8,396	Garmin Ltd.	711,057
	Independent Power and Renewable Electricity Producers – 2.0%
54,727	AES Corp.	894,239
	Insurance – 2.4%
45,124	Old Republic International Corp.	1,063,573
	IT Services – 1.5%
8,072	Paychex, Inc.	668,119
	Multi-Utilities – 6.7%
4,567	Ameren Corp.	365,588
6,611	CMS Energy Corp.	422,774
4,678	DTE Energy Co.	621,987
15,341	NiSource, Inc.	459,003
3,676	Sempra Energy	542,614
5,794	WEC Energy Group, Inc.	551,009
		2,962,975
Shares	Description	Value

	Oil, Gas & Consumable Fuels – 5.9%
28,574	CVR Energy, Inc.	$1,258,113
18,490	ONEOK, Inc.	1,362,528
		2,620,641
	Pharmaceuticals – 1.0%
3,445	Johnson & Johnson	445,714
	Semiconductors & Semiconductor Equipment – 3.5%
3,887	Broadcom, Inc.	1,073,084
3,648	Texas Instruments, Inc.	471,468
		1,544,552
	Specialty Retail – 1.9%
6,338	Best Buy Co., Inc.	437,259
1,679	Home Depot (The), Inc.	389,561
		826,820
	Trading Companies & Distributors – 1.4%
19,553	Fastenal Co.	638,797
	Total Common Stocks	23,795,538
	(Cost $22,426,008)
REAL ESTATE INVESTMENT TRUSTS – 45.9%
	Equity Real Estate Investment Trusts – 31.4%
16,256	Apartment Investment & Management Co., Class A	847,588
7,101	Camden Property Trust	788,282
9,656	CoreSite Realty Corp.	1,176,584
7,148	Crown Castle International Corp.	993,644
29,551	CubeSmart	1,031,330
1,206	Essex Property Trust, Inc.	393,940
8,467	Extra Space Storage, Inc.	989,115
15,965	Lamar Advertising Co., Class A	1,308,012
7,475	Mid-America Apartment Communities, Inc.	971,825
5,101	Prologis, Inc.	434,707
16,620	Ryman Hospitality Properties, Inc.	1,359,682
33,054	Spirit Realty Capital, Inc.	1,581,964
31,483	STORE Capital Corp.	1,177,779
17,330	UDR, Inc.	840,158
		13,894,610
	Mortgage Real Estate Investment Trusts – 14.5%
49,564	Blackstone Mortgage Trust, Inc., Class A	1,776,870
115,959	Chimera Investment Corp.	2,268,158

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Mortgage Real Estate Investment Trusts (Continued)
152,671	New Residential Investment Corp.	$2,393,881
		6,438,909
	Total Real Estate Investment Trusts	20,333,519
	(Cost $19,202,360)
	Total Investments – 99.6%	44,129,057
	(Cost $41,628,368) (a)
	Net Other Assets and Liabilities – 0.4%	183,501
	Net Assets – 100.0%	$44,312,558

(a)	Aggregate cost for federal income tax purposes was $41,627,922. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,838,946 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $337,811. The net unrealized appreciation was $2,501,135.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 23,795,538	$ 23,795,538	$ —	$ —
Real Estate Investment Trusts*	20,333,519	20,333,519	—	—
Total Investments	$ 44,129,057	$ 44,129,057	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright International Focus 5 ETF (IFV)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets – 99.9%(a)
3,526,042	First Trust BICK Index Fund	$90,090,373
5,665,273	First Trust Brazil AlphaDEX® Fund	89,851,230
2,286,008	First Trust Germany AlphaDEX® Fund	91,303,160
4,501,608	First Trust Latin America AlphaDEX® Fund	91,832,803
1,854,299	First Trust Switzerland AlphaDEX® Fund	90,211,646
	Total Investments – 99.9%	453,289,212
	(Cost $460,298,976) (b)
	Net Other Assets and Liabilities – 0.1%	467,644
	Net Assets – 100.0%	$453,756,856

(a)	Represents investments in affiliated funds.
(b)	Aggregate cost for federal income tax purposes was $460,751,961. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,537,220 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,999,969. The net unrealized depreciation was $7,462,749.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 453,289,212	$ 453,289,212	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 60.1%
	Capital Markets – 60.1%(a)
412,235	First Trust Dow Jones Internet Index Fund (b)	$55,503,320
1,780,541	First Trust Financials AlphaDEX® Fund	56,639,009
637,663	First Trust NASDAQ-100- Technology Sector Index Fund	55,840,149
858,533	First Trust Technology AlphaDEX® Fund	55,933,425
1,934,474	First Trust Utilities AlphaDEX® Fund	57,357,154
	Total Exchange-Traded Funds	281,273,057
	(Cost $235,849,441)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS – 39.9%
$20,819,000	U.S. Treasury Bill	(c)	10/31/19	20,788,509
20,814,000	U.S. Treasury Bill	(c)	11/07/19	20,777,312
20,822,000	U.S. Treasury Bill	(c)	11/14/19	20,776,822
20,834,000	U.S. Treasury Bill	(c)	11/21/19	20,781,198
20,841,000	U.S. Treasury Bill	(c)	11/29/19	20,779,263
20,855,000	U.S. Treasury Bill	(c)	12/05/19	20,787,968
20,873,000	U.S. Treasury Bill	(c)	12/12/19	20,799,040
20,871,000	U.S. Treasury Bill	(c)	12/19/19	20,792,212
20,844,000	U.S. Treasury Bill	(c)	12/26/19	20,755,367
	Total U.S. Treasury Bills			187,037,691
	(Cost $187,003,213)
	Total Investments – 100.0%			468,310,748
	(Cost $422,852,654) (d)

Net Other Assets and Liabilities – (0.0)%	(57,326)
Net Assets – 100.0%	$468,253,422

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Zero Coupon Bond. The interest rate shown reflects the yield at time of purchase.
(d)	Aggregate cost for federal income tax purposes was $423,536,472. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $46,173,084 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,398,808. The net unrealized appreciation was $44,774,276.
See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments (Continued)
September 30, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 281,273,057	$ 281,273,057	$ —	$ —
U.S. Treasury Bills	187,037,691	—	187,037,691	—
Total Investments	$ 468,310,748	$ 281,273,057	$ 187,037,691	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2019
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
ASSETS:
Investments, at value - Unaffiliated	$ 1,008,779,298	$ 572,983,815	$ 19,564,662	$ 80,792,235
Investments, at value - Affiliated	—	140,093,055	—	—
Total investments, at value	1,008,779,298	713,076,870	19,564,662	80,792,235
Cash	192,011	14,404,691	—	389,670
Cash held at broker	—	—	—	10,255
Foreign currency	—	—	5,899	—
Due from authorized participant	—	—	39,465	—
Options purchased, at value	—	—	—	—
Receivables:
Dividends	1,901,566	2,918,804	89,329	122,976
Dividend reclaims	95,587	—	15,845	3,513
Fund shares sold	—	—	52,262	—
Investment securities sold	—	—	—	—
Total Assets	1,010,968,462	730,400,365	19,767,462	81,318,649
LIABILITIES:
Options written, at value	—	—	—	1,109,415
Due to custodian	—	—	3,828	—
Payables:
Investment advisory fees	411,614	275,182	8,502	54,616
Investment securities purchased	—	14,140,235	77,037	—
Fund shares redeemed	—	—	—	—
Total Liabilities	411,614	14,415,417	89,367	1,164,031
NET ASSETS	$1,010,556,848	$715,984,948	$19,678,095	$80,154,618
NET ASSETS consist of:
Paid-in capital	$ 869,464,894	$ 861,841,505	$ 22,753,106	$ 84,195,937
Par value	252,050	388,500	11,500	35,742
Accumulated distributable earnings (loss)	140,839,904	(146,245,057)	(3,086,511)	(4,077,061)
NET ASSETS	$1,010,556,848	$715,984,948	$19,678,095	$80,154,618
NET ASSET VALUE, per share	$40.09	$18.43	$17.11	$22.43
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	25,205,000	38,850,002	1,150,002	3,574,201
Investments, at cost - Unaffiliated	$800,077,643	$566,868,379	$19,539,400	$76,114,893
Investments, at cost - Affiliated	$—	$142,142,232	$—	$—
Total investments, at cost	$800,077,643	$709,010,611	$19,539,400	$76,114,893
Foreign currency, at cost (proceeds)	$—	$—	$5,903	$—
Premiums received on options written	$—	$—	$—	$1,141,684
Premiums paid on options purchased	$—	$—	$—	$—

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$ 8,747,819	$ 831,714,794	$—	$ 66,812,237	$ 44,129,057	$—	$ 187,037,691
—	—	2,345,724,267	—	—	453,289,212	281,273,057
8,747,819	831,714,794	2,345,724,267	66,812,237	44,129,057	453,289,212	468,310,748
193,057	69,385	3,126,789	78,660	—	578,142	60,351
4,723	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	2,435	—
163,555	—	—	—	—	—	—

12,384	704,501	—	47,093	188,883	—	—
836	—	—	—	3,076	—	—
—	—	—	—	2,606,616	—	—
53,744	—	1,479,920	—	—	—	—
9,176,118	832,488,680	2,350,330,976	66,937,990	46,927,632	453,869,789	468,371,099

163,040	—	—	—	—	—	—
—	—	—	—	1,390	—	—

6,231	332,442	587,273	38,362	18,705	112,933	117,677
87,987	—	—	—	2,594,979	—	—
—	—	1,481,509	—	—	—	—
257,258	332,442	2,068,782	38,362	2,615,074	112,933	117,677
$ 8,918,860	$ 832,156,238	$ 2,348,262,194	$ 66,899,628	$ 44,312,558	$ 453,756,856	$ 468,253,422

$ 9,994,612	$ 813,532,565	$ 2,266,604,392	$ 94,691,857	$ 50,108,224	$ 564,670,077	$ 456,405,105
4,000	261,500	792,500	25,000	17,000	238,000	177,000
(1,079,752)	18,362,173	80,865,302	(27,817,229)	(5,812,666)	(111,151,221)	11,671,317
$ 8,918,860	$ 832,156,238	$ 2,348,262,194	$ 66,899,628	$ 44,312,558	$ 453,756,856	$ 468,253,422
$22.30	$31.82	$29.63	$26.76	$26.07	$19.07	$26.45
400,002	26,150,002	79,250,002	2,500,002	1,700,002	23,800,002	17,700,002
$8,281,508	$801,364,752	$—	$68,329,650	$41,628,368	$—	$187,003,213
$—	$—	$1,850,926,910	$—	$—	$460,298,976	$235,849,441
$8,281,508	$801,364,752	$1,850,926,910	$68,329,650	$41,628,368	$460,298,976	$422,852,654
$—	$—	$—	$—	$—	$—	$—
$167,505	$—	$—	$—	$—	$—	$—
$181,933	$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2019
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
INVESTMENT INCOME:
Dividends - Unaffiliated	$ 29,726,260	$ 25,638,027	$ 683,114	$ 1,461,115
Dividends - Affiliated	—	7,120,439	—	—
Interest	—	67,323	—	12,770
Securities lending income (net of fees)	—	—	—	—
Foreign withholding tax	(894,948)	—	(67,995)	2,537
Other	—	17	19	18
Total investment income	28,831,312	32,825,806	615,138	1,476,440
EXPENSES:
Investment advisory fees	4,658,249	3,889,653	80,130	551,484
Total expenses	4,658,249	3,889,653	80,130	551,484
Fees waived by the investment advisor	—	(770,723)	—	—
Net expenses	4,658,249	3,118,930	80,130	551,484
NET INVESTMENT INCOME (LOSS)	24,173,063	29,706,876	535,008	924,956
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(19,656,263)	1,048,002	(179,551)	(1,175,322)
Investments - Affiliated	—	(681,847)	—	—
In-kind redemptions - Unaffiliated	34,515,449	1,543,441	(79,336)	282,012
In-kind redemptions - Affiliated	—	(421,550)	—	—
Written option transactions	—	—	—	(329,886)
Purchased option transactions	—	—	—	—
Foreign currency transactions	(461)	—	1,212	—
Net realized gain (loss)	14,858,725	1,488,046	(257,675)	(1,223,196)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	27,119,707	432,360	212,812	356,427
Investments - Affiliated	—	1,805,214	—	—
Written options held	—	—	—	305,996
Purchased options held	—	—	—	—
Foreign currency translation	—	—	(3,157)	—
Net change in unrealized appreciation (depreciation)	27,119,707	2,237,574	209,655	662,423
NET REALIZED AND UNREALIZED GAIN (LOSS)	41,978,432	3,725,620	(48,020)	(560,773)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 66,151,495	$ 33,432,496	$ 486,988	$ 364,183

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$221,175	$16,813,576	$—	$1,124,001	$1,301,302	$—	$—
—	—	15,163,704	—	—	12,010,628	2,111,897
2,637	19,893	159,265	3,770	1,465	89,351	3,510,287
—	—	—	538	—	—	—
—	—	—	—	—	—	—
85	—	—	—	33	—	—
223,897	16,833,469	15,322,969	1,128,309	1,302,800	12,099,979	5,622,184

84,682	3,585,840	7,224,128	715,937	190,838	1,656,192	1,553,798
84,682	3,585,840	7,224,128	715,937	190,838	1,656,192	1,553,798
—	—	—	—	—	—	—
84,682	3,585,840	7,224,128	715,937	190,838	1,656,192	1,553,798
139,215	13,247,629	8,098,841	412,372	1,111,962	10,443,787	4,068,386

(291,652)	(8,936,645)	—	(7,653,670)	(3,316,489)	—	69,806
—	—	(49,662,247)	—	—	(21,300,453)	(32,014,898)
43,915	18,322,933	—	2,021,559	695,854	—	—
—	—	69,447,274	—	—	2,133,107	31,429,825
74,569	—	—	—	—	—	—
(208,882)	—	—	—	—	—	—
—	—	—	—	—	—	—
(382,050)	9,386,288	19,785,027	(5,632,111)	(2,620,635)	(19,167,346)	(515,267)

(204,704)	(6,501,868)	—	(13,806,960)	3,090,614	—	34,478
—	—	(183,059,723)	—	—	(41,610,383)	(53,658,302)
118,989	—	—	—	—	—	—
37,474	—	—	—	—	—	—
—	—	—	—	—	—	—
(48,241)	(6,501,868)	(183,059,723)	(13,806,960)	3,090,614	(41,610,383)	(53,623,824)
(430,291)	2,884,420	(163,274,696)	(19,439,071)	469,979	(60,777,729)	(54,139,091)
$(291,076)	$16,132,049	$(155,175,855)	$(19,026,699)	$1,581,941	$(50,333,942)	$(50,070,705)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)		Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended 9/30/2019	Year Ended 9/30/2018	Year Ended 9/30/2019	Year Ended 9/30/2018
OPERATIONS:
Net investment income (loss)	$ 24,173,063	$ 23,105,219	$ 29,706,876	$ 34,562,074
Net realized gain (loss)	14,858,725	53,476,479	1,488,046	(2,488,142)
Net change in unrealized appreciation (depreciation)	27,119,707	84,846,645	2,237,574	(13,972,943)
Net increase (decrease) in net assets resulting from operations	66,151,495	161,428,343	33,432,496	18,100,989
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(24,152,219)	(20,758,228)	(27,386,241)	(30,565,566)
Return of capital	—	—	(12,639,521)	(17,030,951)
Total distributions to shareholders	(24,152,219)	(20,758,228)	(40,025,762)	(47,596,517)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	132,009,858	234,905,631	105,981,475	96,214,414
Cost of shares redeemed	(111,624,397)	(145,019,246)	(67,363,637)	(233,161,166)
Net increase (decrease) in net assets resulting from shareholder transactions	20,385,461	89,886,385	38,617,838	(136,946,752)
Total increase (decrease) in net assets	62,384,737	230,556,500	32,024,572	(166,442,280)
NET ASSETS:
Beginning of period	948,172,111	717,615,611	683,960,376	850,402,656
End of period	$ 1,010,556,848	$ 948,172,111	$ 715,984,948	$ 683,960,376
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	24,705,000	22,155,000	36,900,002	44,250,002
Shares sold	3,550,000	6,500,000	5,750,000	5,050,000
Shares redeemed	(3,050,000)	(3,950,000)	(3,800,000)	(12,400,000)
Shares outstanding, end of period	25,205,000	24,705,000	38,850,002	36,900,002

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)		First Trust BuyWrite Income ETF (FTHI)
Year Ended 9/30/2019	Year Ended 9/30/2018	Year Ended 9/30/2019	Year Ended 9/30/2018

$ 535,008	$ 670,241	$ 924,956	$ 819,427
(257,675)	(552,170)	(1,223,196)	4,074,178
209,655	(448,419)	662,423	(366,350)
486,988	(330,348)	364,183	4,527,255

(511,741)	(725,162)	(2,572,001)	(2,555,362)
—	—	(291,232)	—
(511,741)	(725,162)	(2,863,233)	(2,555,362)

7,589,185	2,771,076	24,405,092	36,552,915
(1,639,648)	—	(8,649,723)	(24,011,700)
5,949,537	2,771,076	15,755,369	12,541,215
5,924,784	1,715,566	13,256,319	14,513,108

13,753,311	12,037,745	66,898,299	52,385,191
$19,678,095	$13,753,311	$80,154,618	$66,898,299

800,002	650,002	2,874,201	2,324,201
450,000	150,000	1,100,000	1,600,000
(100,000)	—	(400,000)	(1,050,000)
1,150,002	800,002	3,574,201	2,874,201
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Hedged BuyWrite Income ETF (FTLB)		First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended 9/30/2019	Year Ended 9/30/2018	Year Ended 9/30/2019	Year Ended 9/30/2018
OPERATIONS:
Net investment income (loss)	$ 139,215	$ 130,115	$ 13,247,629	$ 6,846,061
Net realized gain (loss)	(382,050)	501,010	9,386,288	28,364,647
Net change in unrealized appreciation (depreciation)	(48,241)	(71,588)	(6,501,868)	23,523,504
Net increase (decrease) in net assets resulting from operations	(291,076)	559,537	16,132,049	58,734,212
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(263,670)	(284,126)	(12,959,451)	(6,278,981)
Return of capital	(36,081)	—	—	—
Total distributions to shareholders	(299,751)	(284,126)	(12,959,451)	(6,278,981)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,116,611	11,327,664	290,331,204	503,203,852
Cost of shares redeemed	(6,357,626)	(5,646,596)	(152,056,111)	(136,355,247)
Net increase (decrease) in net assets resulting from shareholder transactions	(4,241,015)	5,681,068	138,275,093	366,848,605
Total increase (decrease) in net assets	(4,831,842)	5,956,479	141,447,691	419,303,836
NET ASSETS:
Beginning of period	13,750,702	7,794,223	690,708,547	271,404,711
End of period	$ 8,918,860	$ 13,750,702	$ 832,156,238	$ 690,708,547
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	600,002	350,002	21,900,002	9,750,002
Shares sold	100,000	500,000	9,500,000	16,550,000
Shares redeemed	(300,000)	(250,000)	(5,250,000)	(4,400,000)
Shares outstanding, end of period	400,002	600,002	26,150,002	21,900,002

See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)		First Trust RBA American Industrial Renaissance® ETF (AIRR)
Year Ended 9/30/2019	Year Ended 9/30/2018	Year Ended 9/30/2019	Year Ended 9/30/2018

$ 8,098,841	$ 7,915,815	$ 412,372	$ 636,169
19,785,027	180,391,321	(5,632,111)	13,096,373
(183,059,723)	252,379,745	(13,806,960)	(786,032)
(155,175,855)	440,686,881	(19,026,699)	12,946,510

(7,644,240)	(14,614,840)	(296,670)	(545,055)
—	—	—	—
(7,644,240)	(14,614,840)	(296,670)	(545,055)

145,097,323	306,324,221	2,431,373	102,787,127
(492,239,933)	(271,523,660)	(111,708,519)	(88,970,697)
(347,142,610)	34,800,561	(109,277,146)	13,816,430
(509,962,705)	460,872,602	(128,600,515)	26,217,885

2,858,224,899	2,397,352,297	195,500,143	169,282,258
$2,348,262,194	$2,858,224,899	$66,899,628	$195,500,143

92,400,002	91,600,002	7,000,002	6,500,002
4,950,000	10,400,000	100,000	3,800,000
(18,100,000)	(9,600,000)	(4,600,000)	(3,300,000)
79,250,002	92,400,002	2,500,002	7,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)		First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended 9/30/2019	Year Ended 9/30/2018	Year Ended 9/30/2019	Year Ended 9/30/2018
OPERATIONS:
Net investment income (loss)	$ 1,111,962	$ 834,021	$ 10,443,787	$ 14,157,700
Net realized gain (loss)	(2,620,635)	2,698,268	(19,167,346)	17,090,494
Net change in unrealized appreciation (depreciation)	3,090,614	(1,917,701)	(41,610,383)	(62,483,545)
Net increase (decrease) in net assets resulting from operations	1,581,941	1,614,588	(50,333,942)	(31,235,351)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(995,631)	(789,016)	(9,937,814)	(17,372,596)
Return of capital	—	—	(425,042)	—
Total distributions to shareholders	(995,631)	(789,016)	(10,362,856)	(17,372,596)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	19,283,964	76,088,863	76,788,905	160,607,454
Cost of shares redeemed	(13,284,855)	(67,408,777)	(337,000,508)	(131,465,812)
Net increase (decrease) in net assets resulting from shareholder transactions	5,999,109	8,680,086	(260,211,603)	29,141,642
Total increase (decrease) in net assets	6,585,419	9,505,658	(320,908,401)	(19,466,305)
NET ASSETS:
Beginning of period	37,727,139	28,221,481	774,665,257	794,131,562
End of period	$ 44,312,558	$ 37,727,139	$ 453,756,856	$ 774,665,257
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,500,002	1,150,002	38,100,002	37,200,002
Shares sold	750,000	3,000,000	4,000,000	7,200,000
Shares redeemed	(550,000)	(2,650,000)	(18,300,000)	(6,300,000)
Shares outstanding, end of period	1,700,002	1,500,002	23,800,002	38,100,002

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Year Ended 9/30/2019	Year Ended 9/30/2018

$ 4,068,386	$ 1,494,751
(515,267)	19,929,322
(53,623,824)	51,457,229
(50,070,705)	72,881,302

(3,803,231)	(2,471,045)
—	—
(3,803,231)	(2,471,045)

175,658,264	435,597,850
(274,068,301)	(214,351,429)
(98,410,037)	221,246,421
(152,283,973)	291,656,678

620,537,395	328,880,717
$468,253,422	$620,537,395

21,550,002	13,500,002
6,700,000	15,900,000
(10,550,000)	(7,850,000)
17,700,002	21,550,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 38.38	$ 32.39	$ 29.33	$ 24.23	$ 27.04
Income from investment operations:
Net investment income (loss)	0.97	0.96	0.80	0.80	0.73
Net realized and unrealized gain (loss)	1.71	5.90	3.01	5.02	(2.83)
Total from investment operations	2.68	6.86	3.81	5.82	(2.10)
Distributions paid to shareholders from:
Net investment income	(0.97)	(0.87)	(0.75)	(0.72)	(0.71)
Net asset value, end of period	$40.09	$38.38	$32.39	$29.33	$24.23
Total return (a)	7.21%	21.37%	13.10%	24.31%	(7.92)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,010,557	$ 948,172	$ 717,616	$ 572,100	$ 470,112
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.59%	2.70%	2.64%	3.01%	2.58%
Portfolio turnover rate (b)	37%	27%	26%	30%	27%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 18.54	$ 19.22	$ 18.89	$ 18.37	$ 21.48
Income from investment operations:
Net investment income (loss)	0.83	0.87	0.81	0.83	0.99
Net realized and unrealized gain (loss)	0.18	(0.36)	0.59	0.94	(2.73)
Total from investment operations	1.01	0.51	1.40	1.77	(1.74)
Distributions paid to shareholders from:
Net investment income	(0.77)	(0.76)	(0.82)	(0.85)	(0.99)
Return of capital	(0.35)	(0.43)	(0.25)	(0.40)	(0.38)
Total distributions	(1.12)	(1.19)	(1.07)	(1.25)	(1.37)
Net asset value, end of period	$18.43	$18.54	$19.22	$18.89	$18.37
Total return (a)	5.74%	2.82%	7.56%	9.86%	(8.57)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 715,985	$ 683,960	$ 850,403	$ 873,524	$ 880,995
Ratio of total expenses to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (b)	0.48%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income (loss) to average net assets	4.58%	4.62%	4.25%	4.25%	4.71%
Portfolio turnover rate (c)	73%	84%	82%	115%	116%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P International Dividend Aristocrats ETF (FID)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 17.19	$ 18.52	$ 17.28	$ 15.85	$ 20.10
Income from investment operations:
Net investment income (loss)	0.63	0.85	0.77	0.77	0.82
Net realized and unrealized gain (loss)	(0.08)	(1.26)	1.39	1.34	(4.18)
Total from investment operations	0.55	(0.41)	2.16	2.11	(3.36)
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.92)	(0.92)	(0.68)	(0.84)
Return of capital	—	—	—	—	(0.05)
Total distributions	(0.63)	(0.92)	(0.92)	(0.68)	(0.89)
Net asset value, end of period	$17.11	$17.19	$18.52	$17.28	$15.85
Total return (a)	3.38%	(2.35)%	12.96%	13.57%	(17.29)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,678	$ 13,753	$ 12,038	$ 12,962	$ 12,676
Ratio of total expenses to average net assets	0.60%	0.69% (b)	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	4.01%	4.70%	4.36%	4.52%	4.44%
Portfolio turnover rate (c)	44%	196% (d)	129%	151%	132%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On August 30, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective August 30, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 23.28	$ 22.54	$ 20.57	$ 19.12	$ 20.29
Income from investment operations:
Net investment income (loss)	0.40	0.35	0.30	0.34	0.54
Net realized and unrealized gain (loss)	(0.29)	1.35	2.60	2.06	(0.70)
Total from investment operations	0.11	1.70	2.90	2.40	(0.16)
Distributions paid to shareholders from:
Net investment income	(0.86)	(0.96)	(0.13)	(0.35)	(0.32)
Return of capital	(0.10)	—	(0.80)	(0.60)	(0.69)
Total distributions	(0.96)	(0.96)	(0.93)	(0.95)	(1.01)
Net asset value, end of period	$22.43	$23.28	$22.54	$20.57	$19.12
Total return (a)	0.72%	8.12%	13.93%	12.80%	(0.96)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 80,155	$ 66,898	$ 52,385	$ 7,198	$ 6,691
Ratio of total expenses to average net assets	0.85%	0.85%	0.87% (b)	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.43%	1.34%	1.43%	1.78%	1.57%
Portfolio turnover rate (c)	209%	239%	315% (d)	139%	191%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes reorganization fees. If this reorganization fee was not included, the expense ratio would have been 0.85%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the rebalance of the portfolio that occurred shortly after the reorganization of FTHI with the First Trust Dividend and Income Fund.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Hedged BuyWrite Income ETF (FTLB)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 22.92	$ 22.27	$ 20.38	$ 19.05	$ 20.21
Income from investment operations:
Net investment income (loss)	0.27	0.40	0.38	0.24	0.44
Net realized and unrealized gain (loss)	(0.23)	0.91	2.14	1.74	(0.87)
Total from investment operations	0.04	1.31	2.52	1.98	(0.43)
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.66)	(0.63)	(0.36)	(0.32)
Return of capital	(0.08)	—	—	(0.29)	(0.41)
Total distributions	(0.66)	(0.66)	(0.63)	(0.65)	(0.73)
Net asset value, end of period	$22.30	$22.92	$22.27	$20.38	$19.05
Total return (a)	0.29%	5.95%	12.57%	10.53%	(2.26)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 8,919	$ 13,751	$ 7,794	$ 4,077	$ 4,762
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.40%	1.32%	1.45%	1.79%	1.58%
Portfolio turnover rate (b)	205%	219%	184%	143%	205%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 31.54	$ 27.84	$ 22.12	$ 20.34	$ 21.02
Income from investment operations:
Net investment income (loss)	0.54	0.41	0.34	0.53	0.39
Net realized and unrealized gain (loss)	0.27	3.68	5.73	1.86	(0.68)
Total from investment operations	0.81	4.09	6.07	2.39	(0.29)
Distributions paid to shareholders from:
Net investment income	(0.53)	(0.39)	(0.35)	(0.54)	(0.39)
Net realized gain	—	—	—	(0.07)	—
Total distributions	(0.53)	(0.39)	(0.35)	(0.61)	(0.39)
Net asset value, end of period	$31.82	$31.54	$27.84	$22.12	$20.34
Total return (a)	2.72%	14.78%	27.53%	11.98%	(1.47)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 832,156	$ 690,709	$ 271,405	$ 27,646	$ 28,477
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.85%	1.50%	1.60%	2.50%	2.03%
Portfolio turnover rate (b)	63%	40%	46%	66%	71%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 30.93	$ 26.17	$ 22.91	$ 21.91	$ 20.40
Income from investment operations:
Net investment income (loss)	0.11	0.09	0.21	0.16	0.04
Net realized and unrealized gain (loss)	(1.31)	4.83	3.25	0.96	1.50
Total from investment operations	(1.20)	4.92	3.46	1.12	1.54
Distributions paid to shareholders from:
Net investment income	(0.10)	(0.16)	(0.20)	(0.12)	(0.03)
Net asset value, end of period	$29.63	$30.93	$26.17	$22.91	$21.91
Total return (a)	(3.92)%	18.91%	15.16%	5.10%	7.55%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,348,262	$ 2,858,225	$ 2,397,352	$ 3,055,465	$ 4,066,788
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.34%	0.30%	0.74%	0.62%	0.22%
Portfolio turnover rate (c)	65%	44%	66%	42%	0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RBA American Industrial Renaissance® ETF (AIRR)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 27.93	$ 26.04	$ 20.49	$ 15.31	$ 18.27
Income from investment operations:
Net investment income (loss)	0.10 (a)	0.09	0.08 (a)	0.08 (a)	0.07
Net realized and unrealized gain (loss)	(1.21)	1.88	5.53	5.16	(2.97)
Total from investment operations	(1.11)	1.97	5.61	5.24	(2.90)
Distributions paid to shareholders from:
Net investment income	(0.06)	(0.08)	(0.06)	(0.06)	(0.06)
Net asset value, end of period	$26.76	$27.93	$26.04	$20.49	$15.31
Total return (b)	(3.95)%	7.56%	27.39%	34.27%	(15.90)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 66,900	$ 195,500	$ 169,282	$ 20,492	$ 42,867
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.40%	0.32%	0.33%	0.47%	0.35%
Portfolio turnover rate (c)	58%	35%	52%	62%	66%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 25.15	$ 24.54	$ 22.11	$ 20.10	$ 19.91
Income from investment operations:
Net investment income (loss)	0.78	0.65	0.60	0.55	0.53
Net realized and unrealized gain (loss)	0.86	0.59	2.44	1.96	0.19
Total from investment operations	1.64	1.24	3.04	2.51	0.72
Distributions paid to shareholders from:
Net investment income	(0.72)	(0.63)	(0.61)	(0.50)	(0.53)
Net asset value, end of period	$26.07	$25.15	$24.54	$22.11	$20.10
Total return (a)	6.87%	5.10%	13.93%	12.52%	3.49%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 44,313	$ 37,727	$ 28,221	$ 22,107	$ 10,049
Ratio of total expenses to average net assets	0.60%	0.69% (b)	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.50%	2.79%	2.61%	2.79%	2.64%
Portfolio turnover rate (c)	160%	297% (d)	150%	136%	163%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On September 6, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective September 6, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 20.33	$ 21.35	$ 17.55	$ 17.08	$ 18.57
Income from investment operations:
Net investment income (loss)	0.37	0.33	0.25	0.22	0.20
Net realized and unrealized gain (loss)	(1.26)	(0.93)	3.73	0.52	(1.50)
Total from investment operations	(0.89)	(0.60)	3.98	0.74	(1.30)
Distributions paid to shareholders from:
Net investment income	(0.35)	(0.42)	(0.18)	(0.27)	(0.19)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.37)	(0.42)	—	—	—
Net asset value, end of period	$19.07	$20.33	$21.35	$17.55	$17.08
Total return (a)	(4.42)%	(2.91)%	22.71%	4.35%	(7.01)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 453,757	$ 774,665	$ 794,132	$ 450,042	$ 626,762
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	1.89%	1.57%	1.59%	1.14%	2.29%
Portfolio turnover rate (c)	42%	0%	49%	58%	7%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
	Year Ended September 30,			Period Ended 9/30/2016 (a)
	2019	2018	2017
Net asset value, beginning of period	$ 28.80	$ 24.36	$ 21.32	$ 20.02
Income from investment operations:
Net investment income (loss)	0.22	0.08	0.17	0.09
Net realized and unrealized gain (loss)	(2.37)	4.51	3.04	1.25
Total from investment operations	(2.15)	4.59	3.21	1.34
Distributions paid to shareholders from:
Net investment income	(0.20)	(0.15)	(0.16)	(0.04)
Net realized gain	—	—	(0.01)	—
Total distributions	(0.20)	(0.15)	(0.17)	(0.04)
Net asset value, end of period	$26.45	$28.80	$24.36	$21.32
Total return (b)	(7.46)%	18.91%	15.13%	6.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 468,253	$ 620,537	$ 328,881	$ 234,540
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30% (d)
Ratio of net investment income (loss) to average net assets	0.79%	0.32%	0.80%	1.45% (d)
Portfolio turnover rate (e)	90%	42%	54%	15%

(a)	Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2019
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty exchange-traded funds that are offering shares. This report covers the eleven funds listed below.
First Trust NASDAQ Technology Dividend Index Fund – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “TDIV”)
Multi-Asset Diversified Income Index Fund – (Nasdaq ticker “MDIV”)
First Trust S&P International Dividend Aristocrats ETF – (Nasdaq ticker “FID”)
First Trust BuyWrite Income ETF – (Nasdaq ticker “FTHI”)
First Trust Hedged BuyWrite Income ETF – (Nasdaq ticker “FTLB”)
First Trust Rising Dividend Achievers ETF – (Nasdaq ticker “RDVY”)
First Trust Dorsey Wright Focus 5 ETF – (Nasdaq ticker “FV”)
First Trust RBA American Industrial Renaissance® ETF – (Nasdaq ticker “AIRR”)
First Trust Dorsey Wright Momentum & Dividend ETF – (Nasdaq ticker “DDIV”)
First Trust Dorsey Wright International Focus 5 ETF – (Nasdaq ticker “IFV”)
First Trust Dorsey Wright Dynamic Focus 5 ETF – (Nasdaq ticker “FVC”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Funds invest, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust NASDAQ Technology Dividend Index Fund	NASDAQ Technology Dividend IndexSM(1)
Multi-Asset Diversified Income Index Fund	NASDAQ US Multi-Asset Diversified Income IndexSM(1)
First Trust S&P International Dividend Aristocrats ETF	S&P International Dividend Aristocrats Index(2)
First Trust Rising Dividend Achievers ETF	NASDAQ US Rising Dividend Achievers Index(1)
First Trust DorseyWright Focus 5 ETF	DorseyWright Focus Five Index(3)
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors American Industrial Renaissance® Index(4)
First Trust Dorsey Wright Momentum & Dividend ETF	Dorsey Wright Momentum Plus Dividend Yield Index(1)
First Trust Dorsey Wright International Focus 5 ETF	Dorsey Wright International Focus Five Index(3)
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey Wright Dynamic Focus Five Index(3)
(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(2) This index is developed and maintained by S&P Dow Jones Indices, LLC, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(3) This index is developed and sponsored by Dorsey, Wright & Associates, LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(4) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by ICE Data Indices, LLC, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. FTHI pursues its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor’s 500® Index (the “S&P 500”). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
The investment objective of FTLB is to provide current income. FTLB pursues its objective by investing in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of buying U.S. exchange-traded put options on the S&P 500 and writing (selling) U.S. exchange-traded covered call options on the S&P 500. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells or writes an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the S&P 500 that seek to provide the Fund with downside protection and which are expected to reduce the Fund’s price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2019, is included with each Fund’s Portfolio of Investments.
B. Option Contracts
FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the S&P 500 to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write (sell) covered call options or put options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) “naked” or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTLB will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options transactions” on the Statements of Operations.
The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
FTLB may also purchase U.S. exchange-traded call or put options on the S&P 500 to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options purchased, at value” on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
If FTLB elects to exercise a call or put option on the S&P 500, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in “Purchased option transactions” on the Statements of Operations.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Affiliated Transactions
MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund’s investment performance and risks are related to the investment performance and risks of the affiliated funds.
Amounts relating to these investments in MDIV at September 30, 2019, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2019	Value at 9/30/2018	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2019	Dividend Income
First Trust Tactical High Yield ETF	2,903,483	$ 136,780,619	$ 28,848,754	$ (26,238,135)	$ 1,805,214	$ (1,103,397)	$ 140,093,055	$ 7,120,439

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
Amounts relating to these investments in FV at September 30, 2019, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2019	Value at 9/30/2018	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2019	Dividend Income
First Trust Dow Jones Internet Index Fund	3,437,905	$ 569,321,296	$ 48,722,666	$ (121,677,495)	$ (81,724,463)	$ 48,237,525	$ 462,879,529	—
First Trust Health Care AlphaDEX® Fund	—	—	513,262,244	(480,009,263)	—	(33,252,981)	—	—
First Trust Financials AlphaDEX® Fund	14,849,122	—	481,446,816	(1,668,693)	(7,424,561)	(2,991)	472,350,571	2,663,932
First Trust Industrials/Producer Durables AlphaDEX® Fund	—	569,037,574	4,949,844	(521,433,827)	(113,032,787)	60,479,196	—	—
First Trust NASDAQ-100-Technology Sector Index Fund	5,317,896	573,280,371	30,697,622	(178,712,623)	6,101,170	34,321,613	465,688,153	3,891,910
First Trust NYSE Arca Biotechnology Index Fund	—	573,903,385	82,128,568	(548,444,744)	36,209	(107,623,418)	—	—
First Trust Technology AlphaDEX® Fund	7,159,880	568,635,599	43,210,072	(150,217,533)	(10,876,174)	15,714,218	466,466,182	2,762,070
First Trust Utilities AlphaDEX® Fund	16,132,878	—	509,970,864	(57,403,780)	23,860,883	1,911,865	478,339,832	5,845,792
		$2,854,178,225	$1,714,388,696	$(2,059,567,958)	$(183,059,723)	$19,785,027	$2,345,724,267	$15,163,704

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
Amounts relating to these investments in IFV at September 30, 2019, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2019	Value at 9/30/2018	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2019	Dividend Income
First Trust BICK Index Fund	3,526,042	$ 154,549,023	$ 17,914,605	$ (74,595,826)	$ (5,588,171)	$ (2,189,258)	$ 90,090,373	$ 1,721,411
First Trust Brazil AlphaDEX® Fund	5,665,273	—	147,230,538	(66,775,921)	8,967,168	429,445	89,851,230	3,845,197
First Trust Chindia ETF	—	146,808,304	331,338	(137,267,256)	(994,292)	(8,878,094)	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	—	160,121,236	15,853,341	(155,443,929)	(5,774,050)	(14,756,598)	—	1,788,177
First Trust Germany AlphaDEX® Fund	2,286,008	158,672,473	21,701,181	(66,899,227)	(23,452,839)	1,281,572	91,303,160	2,293,958
First Trust Latin America AlphaDEX® Fund	4,501,608	—	94,071,350	(1,534,418)	(698,402)	(5,727)	91,832,803	50,418
First Trust Switzerland AlphaDEX® Fund	1,854,299	152,481,483	16,850,826	(70,002,180)	(14,069,797)	4,951,314	90,211,646	2,311,467
		$772,632,519	$313,953,179	$(572,518,757)	$(41,610,383)	$(19,167,346)	$453,289,212	$12,010,628
Amounts relating to these investments in FVC at September 30, 2019, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2019	Value at 9/30/2018	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2019	Dividend Income
First Trust Dow Jones Internet Index Fund	412,235	$ 123,680,058	$ 56,621,711	$ (114,132,494)	$ (21,321,809)	$ 10,655,854	$ 55,503,320	$—
First Trust Health Care AlphaDEX® Fund		—	118,424,648	(110,664,206)	—	(7,760,442)	—	—
First Trust Financials AlphaDEX® Fund	1,780,541	—	58,801,391	(1,268,256)	(890,270)	(3,856)	56,639,009	320,332
First Trust Industrials/Producer Durables AlphaDEX® Fund	—	123,618,373	24,539,385	(136,916,785)	(18,343,212)	7,102,239	—	—
First Trust NASDAQ-100-Technology Sector Index Fund	637,663	124,540,045	52,161,170	(119,890,899)	(6,654,104)	5,683,937	55,840,149	616,968
First Trust NYSE Arca Biotechnology Index Fund	—	124,675,366	60,807,631	(166,251,942)	7,867	(19,238,922)	—	—
First Trust Technology AlphaDEX® Fund	858,533	123,531,037	51,392,056	(112,338,226)	(9,293,347)	2,641,905	55,933,425	445,611
First Trust Utilities AlphaDEX® Fund	1,934,474	—	77,770,595	(23,584,226)	2,836,573	334,212	57,357,154	728,986
		$620,044,879	$500,518,587	$(785,047,034)	$(53,658,302)	$(585,073)	$281,273,057	$2,111,897

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
F. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. As of September 30, 2019, no Funds had securities in the securities lending program. During the fiscal year ended September 30, 2019, AIRR participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly for MDIV, FTHI, and FTLB and quarterly for TDIV, FID, RDVY, FV, AIRR, DDIV, IFV, and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2019, was as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 24,152,219	$ —	$ —
Multi-Asset Diversified Income Index Fund	27,386,241	—	12,639,521
First Trust S&P International Dividend Aristocrats ETF	511,741	—	—
First Trust BuyWrite Income ETF	2,572,001	—	291,232
First Trust Hedged BuyWrite Income ETF	263,670	—	36,081
First Trust Rising Dividend Achievers ETF	12,959,451	—	—
First Trust Dorsey Wright Focus 5 ETF	7,644,240	—	—
First Trust RBA American Industrial Renaissance® ETF	296,670	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	995,631	—	—
First Trust Dorsey Wright International Focus 5 ETF	9,937,814	—	425,042
First Trust Dorsey Wright Dynamic Focus 5 ETF	3,803,231	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 20,758,228	$ —	$ —
Multi-Asset Diversified Income Index Fund	30,565,566	—	17,030,951
First Trust S&P International Dividend Aristocrats ETF	725,162	—	—
First Trust BuyWrite Income ETF	2,555,362	—	—
First Trust Hedged BuyWrite Income ETF	284,126	—	—
First Trust Rising Dividend Achievers ETF	6,278,981	—	—
First Trust Dorsey Wright Focus 5 ETF	14,614,840	—	—
First Trust RBA American Industrial Renaissance® ETF	545,055	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	789,016	—	—
First Trust Dorsey Wright International Focus 5 ETF	17,372,596	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	2,471,045	—	—
As of September 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$ 1,268,904	$ (59,042,077)	$ 198,613,077
Multi-Asset Diversified Income Index Fund	—	(148,840,301)	2,595,244
First Trust S&P International Dividend Aristocrats ETF	92,074	(3,132,841)	(45,744)
First Trust BuyWrite Income ETF	—	(8,648,457)	4,571,396
First Trust Hedged BuyWrite Income ETF	—	(1,545,433)	465,681
First Trust Rising Dividend Achievers ETF	871,149	(5,014,687)	22,505,711
First Trust Dorsey Wright Focus 5 ETF	454,601	(412,848,988)	493,259,689
First Trust RBA American Industrial Renaissance® ETF	41,669	(26,196,120)	(1,662,778)
First Trust Dorsey Wright Momentum & Dividend ETF	129,095	(8,442,896)	2,501,135
First Trust Dorsey Wright International Focus 5 ETF	—	(103,688,472)	(7,462,749)
First Trust Dorsey Wright Dynamic Focus 5 ETF	265,155	(33,368,114)	44,774,276

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
H. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of September 30, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2019, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Capital Loss Available
First Trust NASDAQ Technology Dividend Index Fund	$ 59,042,077
Multi-Asset Diversified Income Index Fund	148,840,301
First Trust S&P International Dividend Aristocrats ETF	3,132,841
First Trust BuyWrite Income ETF	8,648,457
First Trust Hedged BuyWrite Income ETF	1,545,433
First Trust Rising Dividend Achievers ETF	5,014,687
First Trust Dorsey Wright Focus 5 ETF	412,848,988
First Trust RBA American Industrial Renaissance® ETF	26,196,120
First Trust Dorsey Wright Momentum & Dividend ETF	8,442,896
First Trust Dorsey Wright International Focus 5 ETF	103,688,472
First Trust Dorsey Wright Dynamic Focus 5 ETF	33,368,114
Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended September 30, 2019, FTHI utilized no pre-enactment capital loss carryforwards for federal income tax purposes. At September 30, 2019, FTHI had pre-enactment capital losses for federal income tax purposes of $1,094,433, as a result of its reorganization with the First Trust Dividend and Income Fund, expiring as follows:
9/30/2019 (Expired)
$1,094,433
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2019, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust NASDAQ Technology Dividend Index Fund	$ (933,938)	$ (31,944,249)	$ 32,878,187
Multi-Asset Diversified Income Index Fund	(2,536,625)	(184,156)	2,720,781
First Trust S&P International Dividend Aristocrats ETF	1,447	91,003	(92,450)
First Trust BuyWrite Income ETF	1,647,782	899,331	(2,547,113)
First Trust Hedged BuyWrite Income ETF	124,596	(20,166)	(104,430)
First Trust Rising Dividend Achievers ETF	—	(17,145,408)	17,145,408
First Trust Dorsey Wright Focus 5 ETF	—	(69,254,914)	69,254,914
First Trust RBA American Industrial Renaissance® ETF	(224,460)	(498,559)	723,019
First Trust Dorsey Wright Momentum & Dividend ETF	(30,724)	(660,137)	690,861
First Trust Dorsey Wright International Focus 5 ETF	(462,857)	(1,391,767)	1,854,624
First Trust Dorsey Wright Dynamic Focus 5 ETF	—	(27,669,101)	27,669,101
I. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV’s annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.
First Trust has entered into licensing agreements with the following “Licensors” for the respective Funds:
Fund	Licensor
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund	Nasdaq, Inc.
First Trust S&P International Dividend Aristocrats ETF	S&P Dow Jones Indices, LLC
First Trust Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors LLC
First Trust Dorsey Wright Momentum & Dividend ETF	Nasdaq, Inc.
First Trust Dorsey Wright International Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey, Wright & Associates, LLC
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
J. Offsetting on the Statements of Assets and Liabilities
Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
K. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Each Fund pays First Trust an annual unitary management fee based on each Fund’s average daily net assets at a rate set forth below:
Rate
First Trust NASDAQ Technology Dividend Index Fund	0.50%
Multi-Asset Diversified Income Index Fund	0.60%
First Trust S&P International Dividend Aristocrats ETF	0.60%
First Trust BuyWrite Income ETF	0.85%
First Trust Hedged BuyWrite Income ETF	0.85%
First Trust Rising Dividend Achievers ETF	0.50%
First Trust Dorsey Wright Focus 5 ETF	0.30%
First Trust RBA American Industrial Renaissance® ETF	0.70%
First Trust Dorsey Wright Momentum & Dividend ETF	0.60%
First Trust Dorsey Wright International Focus 5 ETF	0.30%
First Trust Dorsey Wright Dynamic Focus 5 ETF	0.30%
In addition, MDIV, FV, IFV, and FVC incur pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distributions and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of MDIV’s management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2021. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the year ended September 30, 2019, MDIV waived $770,723 of management fees.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 347,361,940	$ 346,854,997
Multi-Asset Diversified Income Index Fund	476,714,379	471,580,614
First Trust S&P International Dividend Aristocrats ETF	6,587,131	5,937,943
First Trust BuyWrite Income ETF	137,539,746	138,968,425
First Trust Hedged BuyWrite Income ETF	20,539,952	20,857,998
First Trust Rising Dividend Achievers ETF	452,332,038	451,496,076
First Trust Dorsey Wright Focus 5 ETF	1,569,490,309	1,568,106,107
First Trust RBA American Industrial Renaissance® ETF	59,863,082	60,069,531
First Trust Dorsey Wright Momentum & Dividend ETF	52,075,226	51,651,887
First Trust Dorsey Wright International Focus 5 ETF	237,247,018	235,813,141
First Trust Dorsey Wright Dynamic Focus 5 ETF	337,414,068	547,726,286

For the fiscal year ended September 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 131,639,673	$ 111,334,155
Multi-Asset Diversified Income Index Fund	105,007,736	66,853,049
First Trust S&P International Dividend Aristocrats ETF	7,281,170	1,607,076
First Trust BuyWrite Income ETF	24,548,620	8,538,410
First Trust Hedged BuyWrite Income ETF	2,066,717	6,221,048
First Trust Rising Dividend Achievers ETF	289,671,742	151,738,352
First Trust Dorsey Wright Focus 5 ETF	144,898,387	491,461,851
First Trust RBA American Industrial Renaissance® ETF	2,429,372	111,426,940
First Trust Dorsey Wright Momentum & Dividend ETF	19,039,842	13,250,688
First Trust Dorsey Wright International Focus 5 ETF	76,706,161	336,705,616
First Trust Dorsey Wright Dynamic Focus 5 ETF	163,104,519	237,320,748
5. Derivative Transactions
The following tables present the type of derivatives held by each Fund at September 30, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
FTHI
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	—	—	Options written, at value	$ 1,109,415
FTLB
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	Options purchased, at value	$ 163,555	Options written, at value	$163,040
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	FTHI	FTLB
Net realized gain (loss) on Purchased option transactions	$—	$(208,882)
Net realized gain (loss) on Written option transactions	(329,886)	74,569
Net change in unrealized gain (loss) on Purchased options held	—	37,474
Net change in unrealized gain (loss) on Written options held	305,996	118,989
During the fiscal year ended September 30, 2019, for FTHI, the premiums for written options opened were $3,768,656, and the premiums for written options closed, exercised and expired were $3,406,950.
During the fiscal year ended September 30, 2019, for FTLB, the premiums for written options opened were $641,343, and the premiums for written options closed, exercised and expired were $632,519. During the fiscal year ended September 30, 2019, for FTLB, the premiums for purchased options opened were $477,748, and the premiums for purchased options closed, exercised and expired were $369,347.
FTHI and FTLB do not have the right to offset on financial assets and financial liabilities related to option contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2021.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Hedged BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI (the “Trust”), including the portfolios of investments, as of September 30, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust NASDAQ Technology Dividend Index Fund	For the years ended September 30, 2019, 2018, 2017, 2016, and 2015
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust BuyWrite Income ETF
First Trust Hedged BuyWrite Income ETF
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF	For the years ended September 30, 2019, 2018, 2017, and the period from March 17, 2016 (commencement of operations) through September 30, 2016
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 21, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2019, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust NASDAQ Technology Dividend Index Fund	91.42%
Multi-Asset Diversified Income Index Fund	44.97%
First Trust S&P International Dividend Aristocrats ETF	0.00%
First Trust BuyWrite Income ETF	35.74%
First Trust Hedged BuyWrite Income ETF	52.44%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	66.26%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
For the taxable year ended September 30, 2019, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	45.35%
First Trust S&P International Dividend Aristocrats ETF	89.88%
First Trust BuyWrite Income ETF	35.74%
First Trust Hedged BuyWrite Income ETF	52.44%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	66.10%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
**The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Additionally, the actual percentage of income that qualified for the dividends received deduction will be available to shareholders shortly after calendar year end.
A portion of the ordinary dividends (including short-term capital gains) that MDIV, FTHI, FTLB and DDIV paid to shareholders during the taxable year ended September 30, 2019, may be eligible for the Qualified Business Income (QBI) Deduction under Code section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust S&P International Dividend Aristocrats ETF	$ 683,114	$ 0.59	$ 66,759	$ 0.06
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following eleven series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
First Trust S&P International Dividend Aristocrats ETF (formerly International Multi-Asset Diversified Income Index Fund) (FID)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust Dorsey Wright Momentum & Dividend ETF (formerly First Trust RBA Quality Income ETF) (DDIV)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Hedged BuyWrite Income ETF (FTLB)
First Trust BuyWrite Income ETF (FTHI)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board considered that FTLB and FTHI are actively-managed ETFs and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Alternatives Investment Team, including the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2020, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV’s assets invested in other investment companies advised by the Advisor. The Board noted that because each of FV, IFV and FVC invests in underlying ETFs in the First Trust Fund Complex, each such Fund will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such fees and expenses will change over time as assets are reallocated among the underlying funds. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios (excluding acquired fund fees and expenses for FV, IFV and FVC) were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fees for MDIV, FTLB and FTHI were below the median total (net) expense ratio of the peer funds in each Fund’s respective Expense Group, that the unitary fee for FVC was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
discussed with the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. For actively-managed ETFs, the Board also noted that there were no other actively-managed ETFs in the Expense Groups for FTLB and FTHI. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to each Fund.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. With the exception of FTLB and FTHI, the Board received and reviewed information for periods ended December 31, 2018 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. With respect to DDIV, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective September 6, 2018, the Fund changed its name and ticker symbol and began tracking the Dorsey Wright Momentum Plus Dividend Yield Index, and that the performance information included a blend of the old and new indexes. With respect to FID, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective August 30, 2018, the Fund changed its name and ticker symbol and began tracking the S&P International Dividend Aristocrats Index, and that the performance information included a blend of the old and new indexes. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each applicable Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each such Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
For the two actively-managed Funds, FTLB and FTHI, the Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the applicable Performance Universe and a benchmark index. For FTLB, the Board noted that the Fund outperformed its Performance Universe median for the three-year period ended December 31, 2018 but underperformed its Performance Universe median for the one-year period ended December 31, 2018 and underperformed its benchmark index for the one- and three-year periods ended December 31, 2018. For FTHI, the Board noted that the Fund outperformed its Performance Universe median and its benchmark index for the three-year period ended December 31, 2018 but underperformed its Performance Universe median and its benchmark index for the one-year period ended December 31, 2018.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2018 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each of FV, IFV and FVC invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2018, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,466,085. This figure is comprised of $263,214 paid (or to be paid) in fixed compensation and $3,202,871 paid (or to be paid) in variable compensation. There were a total of 16 beneficiaries of the remuneration described above. Those amounts include $1,852,902 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,613,183 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund VI

Book 2

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)

First Trust Indxx Innovative Transaction & Process ETF (LEGR)

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)

First Trust Dorsey Wright Momentum & Value ETF (DVLU)

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

Annual Report
For the Year Ended
September 30, 2019

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2019

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (“ETF”) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended September 30, 2019, investors funneled an estimated net $290.39 billion into bond mutual funds and ETFs, while liquidating an estimated net $54.19 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $529.80 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended September 30, 2019, as measured by total return, the top performers by far were Utilities, Real Estate and Consumer Staples, up 27.10%, 24.74% and 16.85%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 4.25% for the same period. These three sectors are all defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
To be fair, the apprehension being exhibited by investors lately also extends to corporate executives, both here in the U.S. and abroad. Data from Refinitiv indicates that global mergers and acquisitions (“M&A”) activity declined by 16% year-over-year to $729 billion in the third quarter of 2019, the lowest quarterly volume since 2016, according to Reuters. U.S. M&A activity plunged 40% year-over-year to $246 billion in the third quarter of 2019, the lowest quarterly volume in the U.S. since 2014. The ongoing trade conflict between the U.S. and China reportedly weighed heavily on dealmaking.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 18 months and counting as of September 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as bad as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2019

Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The trade conflict between the U.S. and China remains a work-in-progress. The Trump Administration has been steadfast in applying economic pressure to China via trade tariffs. The two parties have held numerous talks over the 18-month process to date but are still searching for enough common ground to forge an agreement, or even a partial deal. We believe the ongoing dispute has clearly been a drag on global economic growth. President Trump has been very outspoken about his desire for the Federal Reserve (the “Fed”) to lower rates to help offset the tempered growth stemming from the tariffs. While the Fed did initiate two 25 basis point reductions in the third quarter of 2019, which lowered the federal funds target rate (upper bound) from 2.50% to 2.00%, President Trump would like the Fed to be even more aggressive with rate cuts moving forward. He cites negative interest rates and bond yields in parts of Europe and Japan as support for his view.
The global growth forecast from the International Monetary Fund (“IMF”) released at the start of October reflects a downgrade for 2019 from its 3.3% estimate in April 2019 to 3.0%. It sees the rate of growth rebounding to 3.4% in 2020. The IMF notes that the escalation in trade tariffs between the U.S. and China has negatively impacted business sentiment and confidence globally. It estimates that real gross domestic product growth in the U.S. will be 2.4% in 2019 and 2.1% in 2020. These projections are subject to change, and we would expect them to be adjusted higher should the U.S. and China reach an agreement on trade policy in the not-too-distant future. While we believe a recession is inevitable at some point, we do not see one looming in the near-term.
While we need to keep a close eye on the direction of global economic growth moving forward, investors are still getting some positive feedback from companies around the world. Dividend payouts from common stock continue to trend higher. Historically speaking, rising cash dividend distributions have been a barometer of strength in the private sector. In the second quarter of 2019 (latest data), global dividends totaled $513.8 billion, an all-time high for a second quarter, according to Janus Henderson. It estimates that global dividends will total $1.43 trillion for full-year 2019.
Performance of Global Stocks and Bonds
The three major Standard & Poor’s stock indices delivered mixed results for the 12-month period ended September 30, 2019. The S&P 500® Index, S&P MidCap 400® Index and S&P SmallCap 600® Index posted total returns of 4.25%, -2.49%, and -9.34%, respectively, according to Bloomberg. Nine of the 11 major S&P 500® Index sectors posted positive total returns. The top-performing sectors were Utilities, Real Estate and Consumer Staples, up 27.10%, 24.74% and 16.85%, respectively, on a total return basis. The worst- performing sectors were Energy and Health Care, down 19.21% and 3.57%, respectively. We believe that small- and mid-cap stocks succumbed to some selling pressure in the period due to investor concerns over slowing economic growth. Small- and mid-sized companies are inherently riskier and not nearly as well-capitalized as their large company counterparts, in our opinion.
In the U.S. bond market, the top-performing major debt group we track was long-term municipal bonds. The Bloomberg Barclays 22+ Year U.S. Municipal Bond Index posted a total return of 11.30% for the 12-month period ended September 30, 2019. The worst-performing debt group that we track was high yield corporate bonds, though it finished in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 6.36%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) plunged by 139 basis points in the period to close at 1.67% on September 30, 2019, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.44% for the 10-year period ended September 30, 2019. The combination of the tempering of global growth and the Fed rate cuts were a boon for investors holding investment-grade debt securities, in our opinion.
The U.S. dollar registered a gain of 4.47% against a basket of major currencies for the 12-month period ended September 30, 2019, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, we believe a stronger U.S. dollar can negatively impact returns on unhedged foreign securities. We believe the dollar strengthened due to the escalating trade tariff battle between the U.S. and China. The U.S. has often been a safe haven for foreign investors during uncertain times.

Market Overview (Continued)
Investors appear to have favored foreign bonds over foreign stocks for the 12-month period ended September 30, 2019. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of 7.60% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt rose by 9.07% (USD), according to Bloomberg Barclays. With respect to equities, the MSCI World ex USA Index (excluding the U.S.) posted a total return of -0.95% (USD), compared to -2.02% (USD) for the MSCI Emerging Markets Index.

Fund Performance Overview (Unaudited)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
The First Trust SMID Cap Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is composed of the securities of 100 small and mid-capitalization companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a portfolio of small and mid-capitalization income producing securities. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “SDVY.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/19	Inception (11/1/17) to 9/30/19	Inception (11/1/17) to 9/30/19
Fund Performance
NAV	-2.59%	2.65%	5.13%
Market Price	-2.59%	2.65%	5.13%
Index Performance
Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index	-2.08%	3.28%	6.36%
S&P 1000® Index	-4.66%	4.46%	8.71%
(See Notes to Fund Performance Overview on page 15.)
The Fund generated a net asset value (“NAV”) return of -2.59% during the 12-month period covered by this report. During the same period, the benchmark S&P 1000® Index generated a return of -4.66%. Over the period, the Financials sector received the greatest allocation in the Fund. With 30.5% average weight in the Fund, this sector returned -5.7% and contributed -1.9% to the Fund’s return. The worst performing contributing sector was Materials. During the period, investments in Materials received an allocation of 5.8% and caused -2.0% of the Fund’s return. The top contributing sector during the same period was Information Technology. Investments in this sector received 13.0% allocation and contributed 1.8% to the Fund’s return. On a relative basis, the Fund outperformed the benchmark. Much of this outperformance came from simply under-allocating to the Energy sector. Investments in the Energy sector caused 2.0% of outperformance. Meanwhile, the Materials sector caused -1.4% of underperformance, primarily due to selection.

Nasdaq® and Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	29.6%
Industrials	24.1
Information Technology	16.0
Consumer Discretionary	15.4
Materials	7.9
Energy	3.9
Consumer Staples	1.1
Health Care	1.0
Communication Services	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Office Depot, Inc.	1.1%
Chico’s FAS, Inc.	1.1
Toll Brothers, Inc.	1.1
Juniper Networks, Inc.	1.0
Dolby Laboratories, Inc., Class A	1.0
PulteGroup, Inc.	1.0
Arch Coal, Inc., Class A	1.0
Western Union (The) Co.	1.0
Werner Enterprises, Inc.	1.0
Fidelity National Financial, Inc.	1.0
Total	10.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2017 (commencement of trading) through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 9/30/18	119	4	0	0
10/1/18 – 9/30/19	163	3	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 9/30/18	105	0	0	0
10/1/18 – 9/30/19	83	2	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
The First Trust Indxx Innovative Transaction & Process ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Blockchain Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies that are either actively using, investing in, developing, or have products that are poised to benefit from blockchain technology and/or the potential for increased efficiency that it provides to various business processes. The Index seeks to include only companies that have devoted material resources to the use of blockchain technologies. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “LEGR.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/19	Inception (1/24/18) to 9/30/19	Inception (1/24/18) to 9/30/19
Fund Performance
NAV	-1.08%	0.45%	0.76%
Market Price	-1.51%	0.35%	0.59%
Index Performance
Indxx Blockchain Index	-0.29%	1.34%	2.27%
S&P 500® Index	4.25%	4.98%	8.52%
(See Notes to Fund Performance Overview on page 15.)
The Fund generated a NAV return of -1.08% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. Over the period, Information Technology received a greater weight in the Fund than any other sector. Investments in this sector were relative non-performers during the period and contributed 0.0% to the Fund’s return. The greatest contributor to the Fund’s return was the Materials sector. Investments in this sector received a 2.2% allocation and contributed 0.4% to the Fund’s return. Investments in the Financials sector caused the most negative returns in the Fund, with an allocation of 26.3% and a contribution to the Fund’s return of -1.2%. The Fund’s currency exposure caused -1.9% performance during the period. On a relative basis, the Fund underperformed the benchmark. The most significant source of underperformance came from selection of investments within the Information Technology sector. This sector received 53.2% weight in the Fund and 20.8% in the benchmark but, due to the selection effect, this sector contributed -2.4% to the Fund’s underperformance versus the benchmark. Some of this underperformance was recovered due to the benchmark’s allocation to the Energy sector, which is absent from the Fund. This allocation difference caused 1.4% of outperformance in the Fund versus the benchmark.

Indxx and Indxx Blockchain Index (“Indxx Indexes”) are trademarks of Indxx, LLC (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Indxx Indexes are determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR) (Continued)
Sector Allocation	% of Total Investments
Information Technology	43.4%
Financials	33.9
Communication Services	6.0
Consumer Discretionary	5.8
Industrials	5.4
Utilities	2.4
Consumer Staples	1.6
Materials	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1.6%
Fujitsu Ltd.	1.6
Oracle Corp.	1.6
International Business Machines Corp.	1.6
Microsoft Corp.	1.6
London Stock Exchange Group PLC	1.6
Honeywell International, Inc.	1.6
Telefonaktiebolaget LM Ericsson, Class B	1.5
Swisscom AG	1.5
Texas Instruments, Inc.	1.5
Total	15.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 25, 2018 (commencement of trading) through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/25/18 – 9/30/18	161	1	0	0
10/1/18 – 9/30/19	80	2	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/25/18 – 9/30/18	10	0	0	0
10/1/18 – 9/30/19	166	2	0	1

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
The First Trust Nasdaq Artificial Intelligence and Robotics ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq CTA Artificial Intelligence and Robotics IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies engaged in the artificial intelligence and robotics segments of the technology, industrial and other economic sectors. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “ROBT.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/19	Inception (2/21/18) to 9/30/19	Inception (2/21/18) to 9/30/19
Fund Performance
NAV	-1.81%	3.81%	6.19%
Market Price	-1.56%	4.02%	6.52%
Index Performance
Nasdaq CTA Artificial Intelligence and Robotics IndexSM	-1.09%	4.54%	7.40%
S&P 500® Index	4.25%	8.37%	13.78%
(See Notes to Fund Performance Overview on page 15.)
The Fund generated a NAV return of -1.81% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. Over the period, 63.3% of the Fund’s assets were invested in Information Technology securities, which contributed more than any other sector to the Fund’s positive return. This sector returned 8.5% and contributed 5.9% to the Fund’s performance. Investments in the Health Care sector received an allocation of 8.5%, returned -34.0% and contributed -3.7% to the Fund’s performance, the worst of any sector during the period. The Fund’s currency exposure caused -0.2% performance during the year. On a relative basis, the Fund underperformed the benchmark. The Health Care sector contributed the most to this underperformance, causing -2.8% of underperformance. Some of the outperformance was generated by the investments in the Information Technology sector, which earned 3.0% of outperformance versus the benchmark during the period.

Nasdaq® and Nasdaq CTA Artificial Intelligence and Robotics IndexSM (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT) (Continued)
Sector Allocation	% of Total Investments
Information Technology	64.1%
Industrials	18.3
Consumer Discretionary	8.4
Health Care	7.0
Communication Services	2.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Topcon Corp.	2.3%
Ambarella, Inc.	2.2
Hexagon AB, Class B	2.2
Illumina, Inc.	2.2
Elbit Systems Ltd.	2.1
ANSYS, Inc.	2.1
FLIR Systems, Inc.	2.1
Aerovironment, Inc.	2.1
Gentex Corp.	2.1
Trimble, Inc.	2.1
Total	21.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 22, 2018 (commencement of trading) through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/22/18 – 9/30/18	150	1	0	0
10/1/18 – 9/30/19	212	8	3	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/22/18 – 9/30/18	0	1	1	0
10/1/18 – 9/30/19	27	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The First Trust Dorsey Wright Momentum & Value ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Value Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “DVLU.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/19	Inception (9/5/18) to 9/30/19	Inception (9/5/18) to 9/30/19
Fund Performance
NAV	-3.04%	-5.22%	-5.57%
Market Price	-3.09%	-5.17%	-5.51%
Index Performance
Dorsey Wright Momentum Plus Value Index	-2.40%	-4.57%	-4.88%
S&P 500® Index	4.25%	4.96%	5.31%
(See Notes to Fund Performance Overview on page 15.)
The Fund generated a NAV return of -3.04% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. Over the period, the Financials sector received the greatest allocation, with an average weight in the Fund of 41.2%. This sector returned 8.3% and contributed 3.0% to the Fund’s return, which was a greater contribution to the Fund’s return than any other sector. Investments in the Materials sector caused the largest negative contribution to the Fund’s performance. This sector received a 4.6% allocation and contributed -2.3% to the Fund’s return. On a relative basis, the Fund underperformed the benchmark. The Information Technology sector contributed more than any other sector to this underperformance, with -2.5% of underperformance coming from this sector to which the benchmark allocated 20.8%, while the Fund allocated only 9.2%. The overweight Financials sector, meanwhile, caused the most relative outperformance. The Fund allocated 41.2% to Financials, in comparison to the benchmark’s 13.2% allocation, and this caused 2.5% of outperformance for the Fund versus the benchmark.

Nasdaq® and Dorsey Wright Momentum Plus Value Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU) (Continued)
Sector Allocation	% of Total Investments
Financials	40.0%
Consumer Discretionary	14.1
Industrials	8.9
Utilities	8.3
Materials	7.1
Health Care	6.9
Communication Services	5.5
Consumer Staples	4.4
Information Technology	3.4
Energy	1.4
Total	100.0%
Top Ten Holdings	% of Total Investments
OneMain Holdings, Inc.	3.6%
Old Republic International Corp.	3.2
Marriott Vacations Worldwide Corp.	3.1
Santander Consumer USA Holdings, Inc.	3.0
Universal Health Services, Inc., Class B	3.0
US Foods Holding Corp.	3.0
Graphic Packaging Holding Co.	2.9
Popular, Inc.	2.9
Aaron’s, Inc.	2.8
New Residential Investment Corp.	2.8
Total	30.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 6, 2018 (commencement of trading) through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	17	0	0	0
10/1/18 – 9/30/19	219	7	0	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	0	0	0	0
10/1/18 – 9/30/19	23	0	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Low Volatility Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Exchange LLC, under the ticker symbol “DVOL.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/19	Inception (9/5/18) to 9/30/19	Inception (9/5/18) to 9/30/19
Fund Performance
NAV	15.93%	14.67%	15.75%
Market Price	15.81%	14.67%	15.75%
Index Performance
Dorsey Wright Momentum Plus Low Volatility Index	16.72%	15.45%	16.59%
S&P 500® Index	4.25%	4.96%	5.31%
(See Notes to Fund Performance Overview on page 15.)
The Fund generated a NAV return of 15.93% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 4.25%. Over the period, the sector with the largest weight in the Fund, and the most substantial contribution to the Fund’s return, was the Utilities sector. Investments in this sector received a 29.7% allocation, returned 27.2%, and contributed 8.6% to the Fund’s total return. The Information Technology sector had the largest negative influence on the Fund’s return. This sector received an allocation of 7.5% and accounted for a -2.3% drag on the Fund’s return. On a relative basis, the Fund outperformed the benchmark. Investments in Real Estate, for which the Fund was significantly overweight the benchmark, caused 3.4% of outperformance versus the benchmark, more than any other sector. The worst sector, versus the benchmark, were investments in Information Technology, which caused -1.7% of underperformance.

Nasdaq® and Dorsey Wright Momentum Plus Low Volatility Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL) (Continued)
Sector Allocation	% of Total Investments
Utilities	41.0%
Real Estate	21.3
Financials	19.7
Industrials	7.8
Consumer Discretionary	6.4
Materials	2.6
Information Technology	1.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Blackstone Mortgage Trust, Inc., Class A	3.0%
NextEra Energy, Inc.	3.0
Chimera Investment Corp.	2.9
WEC Energy Group, Inc.	2.9
WR Berkley Corp.	2.9
Evergy, Inc.	2.9
Republic Services, Inc.	2.9
CMS Energy Corp.	2.8
Alliant Energy Corp.	2.7
Sempra Energy	2.7
Total	28.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 6, 2018 (commencement of trading) through September 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	13	0	0	0
10/1/18 – 9/30/19	213	6	0	2
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	3	0	0	1
10/1/18 – 9/30/19	29	1	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2019 (Unaudited)
As a shareholder of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Value ETF or First Trust Dorsey Wright Momentum & Low Volatility ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Actual	$1,000.00	$1,031.40	0.60%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Actual	$1,000.00	$1,019.70	0.65%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Actual	$1,000.00	$996.70	0.65%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Actual	$1,000.00	$1,055.70	0.60%	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Actual	$1,000.00	$1,118.00	0.60%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2019 through September 30, 2019), multiplied by 183/365 (to reflect the six-month period).

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 100.0%
	Aerospace & Defense – 2.0%
2,693	Arconic, Inc.	$70,018
554	Curtiss-Wright Corp.	71,671
		141,689
	Airlines – 1.0%
2,639	Hawaiian Holdings, Inc.	69,300
	Auto Components – 3.0%
1,935	BorgWarner, Inc.	70,976
4,775	Dana, Inc.	68,951
2,573	Gentex Corp.	70,847
		210,774
	Banks – 18.9%
2,598	Bank OZK	70,847
1,267	Banner Corp.	71,167
2,030	Cathay General Bancorp	70,512
2,902	CenterState Bank Corp.	69,604
809	Cullen/Frost Bankers, Inc.	71,637
1,558	East West Bancorp, Inc.	69,004
2,597	First Hawaiian, Inc.	69,340
4,404	First Horizon National Corp.	71,345
1,852	First Merchants Corp.	69,700
2,176	Great Western Bancorp, Inc.	71,808
3,762	Home BancShares, Inc.	70,707
4,902	Hope Bancorp, Inc.	70,295
1,282	Pinnacle Financial Partners, Inc.	72,753
1,012	Prosperity Bancshares, Inc.	71,478
1,970	Synovus Financial Corp.	70,447
4,237	Umpqua Holdings Corp.	69,741
2,581	United Community Banks, Inc.	73,171
1,087	Wintrust Financial Corp.	70,253
1,607	Zions Bancorp N.A.	71,544
		1,345,353
	Building Products – 2.0%
1,499	AO Smith Corp.	71,517
1,053	Simpson Manufacturing Co., Inc.	73,047
		144,564
	Capital Markets – 4.7%
1,575	Eaton Vance Corp.	70,765
848	Evercore, Inc., Class A	67,925
253	FactSet Research Systems, Inc.	61,471
449	Morningstar, Inc.	65,617
1,236	Stifel Financial Corp.	70,921
		336,699
	Chemicals – 3.9%
1,034	Albemarle Corp.	71,884
4,440	Chemours (The) Co.	66,333
741	Stepan Co.	71,921
1,646	Trinseo S.A.	70,696
		280,834
Shares	Description	Value

	Commercial Services & Supplies – 2.1%
1,584	Herman Miller, Inc.	$73,007
850	Tetra Tech, Inc.	73,746
		146,753
	Communications Equipment – 1.0%
3,015	Juniper Networks, Inc.	74,621
	Construction & Engineering – 2.0%
1,842	Argan, Inc.	72,372
782	Jacobs Engineering Group, Inc.	71,553
		143,925
	Diversified Consumer Services – 1.0%
3,038	H&R Block, Inc.	71,758
	Diversified Financial Services – 0.9%
3,657	Jefferies Financial Group, Inc.	67,289
	Electronic Equipment, Instruments & Components – 5.0%
4,558	AVX Corp.	69,282
1,466	Cognex Corp.	72,024
1,151	Dolby Laboratories, Inc., Class A	74,401
1,352	FLIR Systems, Inc.	71,102
4,099	Vishay Intertechnology, Inc.	69,396
		356,205
	Energy Equipment & Services – 1.0%
6,508	Liberty Oilfield Services, Inc., Class A	70,482
	Hotels, Restaurants & Leisure – 1.0%
1,391	Texas Roadhouse, Inc.	73,055
	Household Durables – 4.2%
2,196	La-Z-Boy, Inc.	73,764
1,695	MDC Holdings, Inc.	73,054
2,031	PulteGroup, Inc.	74,233
1,831	Toll Brothers, Inc.	75,163
		296,214
	Household Products – 0.1%
91	Spectrum Brands Holdings, Inc.	4,797
	Industrial Conglomerates – 1.0%
494	Carlisle Cos., Inc.	71,897
	Insurance – 5.1%
663	American Financial Group, Inc.	71,505
1,667	Employers Holdings, Inc.	72,648

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
1,661	Fidelity National Financial, Inc.	$73,765
1,227	First American Financial Corp.	72,405
454	Reinsurance Group of America, Inc.	72,585
		362,908
	IT Services – 6.0%
1,343	CSG Systems International, Inc.	69,406
1,832	Genpact Ltd.	70,990
487	Jack Henry & Associates, Inc.	71,088
916	MAXIMUS, Inc.	70,770
3,522	NIC, Inc.	72,729
3,190	Western Union (The) Co.	73,912
		428,895
	Life Sciences Tools & Services – 1.0%
1,646	Bruker Corp.	72,309
	Machinery – 7.9%
881	Crane Co.	71,035
1,368	Donaldson Co., Inc.	71,245
1,555	Graco, Inc.	71,592
433	IDEX Corp.	70,960
820	Lincoln Electric Holdings, Inc.	71,143
2,595	Terex Corp.	67,392
985	Toro (The) Co.	72,201
750	Watts Water Technologies, Inc., Class A	70,298
		565,866
	Media – 1.0%
1,647	Sinclair Broadcast Group, Inc., Class A	70,393
	Metals & Mining – 3.0%
735	Kaiser Aluminum Corp.	72,743
2,328	Steel Dynamics, Inc.	69,374
3,595	Warrior Met Coal, Inc.	70,175
		212,292
	Oil, Gas & Consumable Fuels – 3.0%
1,000	Arch Coal, Inc., Class A	74,200
1,410	Cimarex Energy Co.	67,595
1,917	Delek US Holdings, Inc.	69,587
		211,382
	Paper & Forest Products – 1.0%
2,856	Louisiana-Pacific Corp.	70,200
	Personal Products – 1.0%
682	Medifast, Inc.	70,676
	Professional Services – 2.0%
829	ManpowerGroup, Inc.	69,835
Shares	Description	Value

	Professional Services (Continued)
1,300	Robert Half International, Inc.	$72,358
		142,193
	Road & Rail – 3.0%
638	Landstar System, Inc.	71,826
3,279	Schneider National, Inc., Class B	71,220
2,093	Werner Enterprises, Inc.	73,883
		216,929
	Semiconductors & Semiconductor Equipment – 3.0%
1,509	Entegris, Inc.	71,014
769	MKS Instruments, Inc.	70,963
1,229	Teradyne, Inc.	71,171
		213,148
	Software – 1.0%
1,800	Progress Software Corp.	68,508
	Specialty Retail – 4.2%
4,302	American Eagle Outfitters, Inc.	69,778
19,648	Chico’s FAS, Inc.	79,182
901	Children’s Place (The), Inc.	69,368
45,638	Office Depot, Inc.	80,095
		298,423
	Textiles, Apparel & Luxury Goods – 2.0%
745	Columbia Sportswear Co.	72,183
2,058	Steven Madden Ltd.	73,656
		145,839
	Trading Companies & Distributors – 1.0%
3,258	Systemax, Inc.	71,709
	Total Investments – 100.0%	7,127,879
	(Cost $7,195,392) (a)
	Net Other Assets and Liabilities – 0.0%	67
	Net Assets – 100.0%	$7,127,946

(a)	Aggregate cost for federal income tax purposes was $7,351,544. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $188,811 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $412,476. The net unrealized depreciation was $223,665.

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 7,127,879	$ 7,127,879	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 96.9%
	Aerospace & Defense – 0.7%
2,311	Airbus SE	$300,250
	Automobiles – 0.7%
6,039	Daimler AG	300,280
	Banks – 17.6%
60,992	Banco Bilbao Vizcaya Argentaria S.A.	317,799
77,369	Banco Santander S.A.	315,093
16,500	Bangkok Bank PCL	93,600
37,300	Bangkok Bank PCL	211,592
788,000	Bank of China Ltd., Class H	309,662
461,000	Bank of Communications Co., Ltd., Class H	301,150
173,505	Barclays PLC	320,853
6,520	BNP Paribas S.A.	317,446
87,594	BOC Hong Kong Holdings Ltd.	297,281
4,591	Citigroup, Inc.	317,146
9,254	Erste Group Bank AG	306,021
6,064	HDFC Bank, Ltd., ADR	345,951
41,201	HSBC Holdings PLC	316,414
28,106	ICICI Bank, Ltd., ADR	342,331
29,902	ING Groep N.V., ADR	312,476
2,698	JPMorgan Chase & Co.	317,528
4,899	KBC Group N.V.	318,351
85,152	Nordea Bank Abp (a)	603,460
4,030	Royal Bank of Canada	326,908
8,867	Shinhan Financial Group Co., Ltd., ADR	310,257
11,285	Societe Generale S.A.	309,224
26,170	UniCredit S.p.A.	308,630
15,601	Westpac Banking Corp.	312,106
		7,231,279
	Capital Markets – 10.6%
5,689	ASX Ltd.	311,292
6,870	Bank of New York Mellon (The) Corp.	310,593
1,549	CME Group, Inc.	327,366
24,581	Credit Suisse Group AG	301,336
2,090	Deutsche Boerse AG	326,665
1,454	Goldman Sachs Group (The), Inc.	301,312
6,906	London Stock Exchange Group PLC	620,542
3,214	Nasdaq, Inc.	319,311
76,915	Natixis S.A.	318,986
3,261	Northern Trust Corp.	304,316
411	Partners Group Holding AG	315,359
6,443	TD Ameritrade Holding Corp.	300,888
27,762	UBS Group AG	315,158
		4,373,124
	Communications Equipment – 3.7%
6,372	Cisco Systems, Inc.	314,840
Shares	Description	Value

	Communications Equipment (Continued)
60,717	Nokia Oyj, ADR	$307,228
76,810	Telefonaktiebolaget LM Ericsson, Class B	613,759
107,870	ZTE Corp., Class H (a)	286,270
		1,522,097
	Diversified Telecommunication Services – 3.0%
16,092	AT&T, Inc.	608,921
1,244	Swisscom AG	613,618
		1,222,539
	Electric Utilities – 2.3%
12,242	Endesa S.A.	322,104
30,883	Iberdrola S.A.	320,990
5,526	Verbund AG	302,358
		945,452
	Electronic Equipment, Instruments & Components – 0.7%
1,623	Samsung SDI Co., Ltd.	302,578
	Food & Staples Retailing – 1.5%
17,072	Carrefour S.A.	298,839
2,721	Walmart, Inc.	322,928
		621,767
	Household Durables – 0.8%
5,281	Sony Corp., ADR	312,266
	Industrial Conglomerates – 2.3%
3,662	Honeywell International, Inc.	619,610
1,857	SK Holdings Co., Ltd.	316,706
		936,316
	Insurance – 4.5%
31,442	AIA Group Ltd.	297,062
1,373	Allianz SE	320,027
5,605	American International Group, Inc.	312,198
12,862	AXA S.A.	328,464
25,091	China Life Insurance Co., Ltd., ADR	289,048
1,634	Willis Towers Watson PLC	315,313
		1,862,112
	Interactive Media & Services – 1.4%
5,539	Baidu, Inc., ADR (a)	569,188
	Internet & Direct Marketing Retail – 4.2%
3,465	Alibaba Group Holding Ltd., ADR (a)	579,452

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Internet & Direct Marketing Retail (Continued)
335	Amazon.com, Inc. (a)	$581,530
19,594	JD.com, Inc., ADR (a)	552,747
		1,713,729
	IT Services – 17.8%
3,159	Accenture PLC, Class A	607,634
8,332	Atos SE	587,389
2,650	Capgemini SE	312,232
4,059	CGI, Inc. (a)	320,958
9,525	Cognizant Technology Solutions Corp., Class A	574,024
8,000	Fujitsu Ltd.	640,370
52,876	Infosys Ltd., ADR	601,200
4,300	International Business Machines Corp.	625,306
1,151	Mastercard, Inc., Class A	312,577
24,900	NTT Data Corp.	321,023
5,767	PayPal Holdings, Inc. (a)	597,403
1,788	Visa, Inc., Class A	307,554
86,221	Wipro Ltd., ADR	314,707
3,708	Wirecard AG	593,095
9,363	Worldline S.A. (a) (b)	590,881
		7,306,353
	Metals & Mining – 1.5%
12,517	BHP Group Ltd.	310,224
20,267	Severstal PJSC	291,622
		601,846
	Professional Services – 2.3%
10,600	Recruit Holdings Co., Ltd.	322,142
244	SGS S.A.	604,835
		926,977
	Semiconductors & Semiconductor Equipment – 10.8%
20,443	Advanced Micro Devices, Inc. (a)	592,643
15,948	Infineon Technologies AG	287,020
11,651	Intel Corp.	600,376
12,244	Micron Technology, Inc. (a)	524,655
3,352	NVIDIA Corp.	583,483
14,014	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	651,371
4,743	Texas Instruments, Inc.	612,985
5,880	Xilinx, Inc.	563,892
		4,416,425
	Software – 6.7%
4,947	Aspen Technology, Inc. (a)	608,877
4,491	Microsoft Corp.	624,384
11,460	Oracle Corp.	630,644
2,056	salesforce.com, Inc. (a)	305,192
Shares	Description	Value

	Software (Continued)
5,121	SAP SE	$602,147
		2,771,244
	Technology Hardware, Storage & Peripherals – 2.3%
40,208	Hewlett Packard Enterprise Co.	609,955
8,036	Samsung Electronics Co., Ltd.	329,529
		939,484
	Wireless Telecommunication Services – 1.5%
44,200	Softbank Corp.	598,463
	Total Investments – 96.9%	39,773,769
	(Cost $40,826,655) (c)
	Net Other Assets and Liabilities – 3.1%	1,274,223
	Net Assets – 100.0%	$41,047,992

(a)	Non-income producing security.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Aggregate cost for federal income tax purposes was $41,472,138. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,459,687 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,158,056. The net unrealized depreciation was $1,698,369.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 7,231,279	$ 6,926,087	$ 305,192	$ —
Other industry categories*	32,542,490	32,542,490	—	—
Total Investments	$ 39,773,769	$ 39,468,577	$ 305,192	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2019
Currency Exposure Diversification	% of Total Investments
USD	51.2%
EUR	22.4
CHF	5.4
JPY	4.7
HKD	3.8
GBP	3.2
KRW	2.4
AUD	2.3
CAD	1.6
SEK	1.5
THB	0.8
RUB	0.7
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
USD	United States Dollar

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 6.2%
23,752	Aerovironment, Inc. (a)	$1,272,157
7,938	Elbit Systems Ltd.	1,315,293
348,231	QinetiQ Group PLC	1,236,548
		3,823,998
	Auto Components – 4.8%
3,449	Aptiv PLC	301,512
2,373	Continental AG	304,425
6,800	Denso Corp.	298,665
46,012	Gentex Corp.	1,266,940
10,487	Valeo S.A.	340,052
28,186	Veoneer, Inc. (a)	422,508
		2,934,102
	Automobiles – 0.8%
100,300	NIO, Inc., ADR (a)	156,468
1,271	Tesla, Inc. (a)	306,146
		462,614
	Electrical Equipment – 3.2%
21,820	ABB Ltd.	428,726
4,814	Emerson Electric Co.	321,864
23,700	Mitsubishi Electric Corp.	313,991
2,706	Rockwell Automation, Inc.	445,949
4,930	Schneider Electric SE	432,563
		1,943,093
	Electronic Equipment, Instruments & Components – 16.9%
9,172	Cognex Corp.	450,620
2,852	Coherent, Inc. (a)	438,409
88,653	Delta Electronics, Inc.	378,621
8,397	FARO Technologies, Inc. (a)	405,995
24,841	FLIR Systems, Inc.	1,306,388
27,530	Hexagon AB, Class B	1,327,273
26,421	Hollysys Automation Technologies, Ltd.	401,335
700	Keyence Corp.	433,110
9,845	National Instruments Corp.	413,392
8,300	Omron Corp.	453,669
12,584	SFA Engineering Corp.	443,962
105,800	Topcon Corp.	1,402,186
32,621	Trimble, Inc. (a)	1,266,021
12,300	Yaskawa Electric Corp.	451,047
22,700	Yokogawa Electric Corp.	415,056
2,017	Zebra Technologies Corp., Class A (a)	416,248
		10,403,332
	Entertainment – 0.4%
13,600	DeNA Co., Ltd.	239,863
	Health Care Equipment & Supplies – 3.2%
68,400	CYBERDYNE, Inc. (a)	420,680
Shares	Description	Value

	Health Care Equipment & Supplies (Continued)
809	Intuitive Surgical, Inc. (a)	$436,803
2,659	Medtronic PLC	288,821
1,336,607	TransEnterix, Inc. (a)	828,429
		1,974,733
	Health Care Technology – 0.5%
3,995	Omnicell, Inc. (a)	288,719
	Household Durables – 2.0%
19,801	iRobot Corp. (a)	1,221,128
	Industrial Conglomerates – 0.5%
2,864	Siemens AG	306,699
	Interactive Media & Services – 1.4%
241	Alphabet, Inc., Class A (a)	294,295
2,746	Baidu, Inc., ADR (a)	282,179
2,372	NAVER Corp.	311,335
		887,809
	Internet & Direct Marketing Retail – 0.9%
1,639	Alibaba Group Holding Ltd., ADR (a)	274,090
161	Amazon.com, Inc. (a)	279,481
		553,571
	IT Services – 7.2%
3,218	Akamai Technologies, Inc. (a)	294,061
16,135	Atos SE	1,137,485
25,288	CoreLogic, Inc. (a)	1,170,076
7,631	Endava PLC, ADR (a)	288,833
2,117	International Business Machines Corp.	307,854
10,700	Obic Co., Ltd.	1,219,181
		4,417,490
	Life Sciences Tools & Services – 2.8%
4,350	Illumina, Inc. (a)	1,323,357
1,722	Tecan Group AG	411,327
		1,734,684
	Machinery – 8.3%
11,719	ANDRITZ AG	478,992
8,700	Daifuku Co., Ltd.	448,176
16,268	Duerr AG	422,182
2,400	FANUC Corp.	451,478
6,600	Hirata Corp.	429,725
4,041	John Bean Technologies Corp.	401,797
14,600	Kawasaki Heavy Industries, Ltd.	322,989
13,891	Konecranes OYJ	445,433
4,364	Proto Labs, Inc. (a)	445,565
17,200	Shima Seiki Manufacturing Ltd.	394,029

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
21,300	Toshiba Machine Co., Ltd.	$440,479
22,811	Valmet OYJ	442,807
		5,123,652
	Pharmaceuticals – 0.5%
2,235	Johnson & Johnson	289,164
	Semiconductors & Semiconductor Equipment – 9.0%
21,907	Ambarella, Inc. (a)	1,376,526
12,406	Brooks Automation, Inc.	459,394
6,861	Eo Technics Co., Ltd.	490,993
6,051	Intel Corp.	311,808
2,796	KLA Corp.	445,822
2,468	NVIDIA Corp.	429,605
4,048	NXP Semiconductors N.V.	441,718
7,806	Teradyne, Inc.	452,046
11,762	Xilinx, Inc.	1,127,976
		5,535,888
	Software – 29.1%
5,925	ANSYS, Inc. (a)	1,311,558
20,581	Appian Corp. (a)	977,598
2,009	Autodesk, Inc. (a)	296,729
3,401	Avalara, Inc. (a)	228,853
27,162	AVEVA Group PLC	1,235,690
178,156	BlackBerry Ltd. (a)	935,319
108,238	Blue Prism Group PLC (a)	1,264,298
17,873	Cadence Design Systems, Inc. (a)	1,181,048
8,673	Dassault Systemes SE	1,235,998
813	Fair Isaac Corp. (a)	246,762
2,081	Microsoft Corp.	289,321
7,125	Netcompany Group A.S. (a) (b)	284,170
7,987	Nice Ltd., ADR (a)	1,148,531
72,810	Nuance Communications, Inc. (a)	1,187,531
17,447	Pegasystems, Inc.	1,187,268
27,400	PKSHA Technology, Inc. (a)	1,185,961
17,234	PROS Holdings, Inc. (a)	1,027,146
4,382	PTC, Inc. (a)	298,765
4,674	ServiceNow, Inc. (a)	1,186,495
8,631	Synopsys, Inc. (a)	1,184,605
		17,893,646
	Technology Hardware, Storage & Peripherals – 1.8%
59,070	3D Systems Corp. (a)	481,420
7,897	Samsung Electronics Co., Ltd.	323,829
21,500	Seiko Epson Corp.	302,243
		1,107,492
Shares	Description	Value

	Wireless Telecommunication Services – 0.4%
6,300	SoftBank Group Corp.	$247,047
	Total Investments – 99.9%	61,388,724
	(Cost $63,098,539) (c)
	Net Other Assets and Liabilities – 0.1%	54,494
	Net Assets – 100.0%	$61,443,218

(a)	Non-income producing security.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Aggregate cost for federal income tax purposes was $64,687,568. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,582,511 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,881,355. The net unrealized depreciation was $3,298,844.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 61,388,724	$ 61,388,724	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2019
Currency Exposure Diversification	% of Total Investments
USD	59.5%
JPY	16.1
EUR	9.0
GBP	6.1
KRW	2.5
SEK	2.2
ILS	2.1
CHF	1.4
TWD	0.6
DKK	0.5
Total	100.0%

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 94.3%
	Aerospace & Defense – 1.6%
11,641	Arconic, Inc.	$302,666
	Banks – 4.9%
3,343	JPMorgan Chase & Co.	393,438
10,426	Popular, Inc.	563,838
		957,276
	Capital Markets – 4.7%
2,631	Ameriprise Financial, Inc.	387,020
3,058	Evercore, Inc., Class A	244,946
3,326	LPL Financial Holdings, Inc.	272,399
		904,365
	Chemicals – 1.1%
2,094	Scotts Miracle-Gro (The) Co.	213,211
	Construction & Engineering – 1.7%
3,945	EMCOR Group, Inc.	339,743
	Consumer Finance – 6.6%
19,056	OneMain Holdings, Inc.	698,974
23,149	Santander Consumer USA Holdings, Inc.	590,531
		1,289,505
	Containers & Packaging – 6.0%
9,494	Berry Global Group, Inc. (a)	372,829
38,457	Graphic Packaging Holding Co.	567,241
5,450	Sealed Air Corp.	226,230
		1,166,300
	Electric Utilities – 3.9%
3,724	Evergy, Inc.	247,869
10,612	Exelon Corp.	512,666
		760,535
	Food & Staples Retailing – 4.4%
5,700	Performance Food Group Co. (a)	262,257
14,238	US Foods Holding Corp. (a)	585,182
		847,439
	Gas Utilities – 1.0%
2,174	Southwest Gas Holdings, Inc.	197,921
	Health Care Providers & Services – 6.9%
9,933	Centene Corp. (a)	429,702
2,976	Molina Healthcare, Inc. (a)	326,527
3,962	Universal Health Services, Inc., Class B	589,347
		1,345,576
	Hotels, Restaurants & Leisure – 6.2%
4,659	Eldorado Resorts, Inc. (a)	185,754
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
5,841	Marriott Vacations Worldwide Corp.	$605,186
8,945	Wyndham Destinations, Inc.	411,649
		1,202,589
	Household Durables – 1.8%
6,528	DR Horton, Inc.	344,091
	Independent Power and Renewable Electricity Producers – 2.2%
26,137	AES Corp.	427,079
	Insurance – 16.9%
9,132	Aflac, Inc.	477,786
11,911	Assured Guaranty Ltd.	529,563
3,610	Globe Life, Inc.	345,694
3,713	Hanover Insurance Group (The), Inc.	503,260
5,229	Kemper Corp.	407,601
26,578	Old Republic International Corp.	626,443
2,306	Progressive (The) Corp.	178,139
2,934	Selective Insurance Group, Inc.	220,607
		3,289,093
	IT Services – 3.4%
1,697	CACI International, Inc., Class A (a)	392,448
3,224	Leidos Holdings, Inc.	276,877
		669,325
	Machinery – 5.6%
8,096	Allison Transmission Holdings, Inc.	380,917
3,188	ITT, Inc.	195,073
6,776	Oshkosh Corp.	513,621
		1,089,611
	Media – 4.1%
7,019	Comcast Corp., Class A	316,417
4,768	Nexstar Media Group, Inc., Class A	487,814
		804,231
	Multi-Utilities – 1.1%
1,653	DTE Energy Co.	219,783
	Oil, Gas & Consumable Fuels – 1.4%
6,069	CVR Energy, Inc.	267,218
	Specialty Retail – 6.2%
8,601	Aaron’s, Inc.	552,700
164	AutoZone, Inc. (a)	177,878
6,763	Best Buy Co., Inc.	466,579
		1,197,157

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments (Continued)
September 30, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Thrifts & Mortgage Finance – 1.3%
5,091	Essent Group Ltd.	$242,688
	Wireless Telecommunication Services – 1.3%
3,277	T-Mobile US, Inc. (a)	258,129
	Total Common Stocks	18,335,531
	(Cost $17,729,559)
REAL ESTATE INVESTMENT TRUSTS – 5.6%
	Mortgage Real Estate Investment Trusts – 5.6%
27,707	Chimera Investment Corp.	541,949
35,169	New Residential Investment Corp.	551,450
	Total Real Estate Investment Trusts	1,093,399
	(Cost $1,096,375)
	Total Investments – 99.9%	19,428,930
	(Cost $18,825,934) (b)
	Net Other Assets and Liabilities – 0.1%	22,332
	Net Assets – 100.0%	$19,451,262

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $18,875,613. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,088,835 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $535,518. The net unrealized appreciation was $553,317.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,335,531	$ 18,335,531	$ —	$ —
Real Estate Investment Trusts*	1,093,399	1,093,399	—	—
Total Investments	$ 19,428,930	$ 19,428,930	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments
September 30, 2019
Shares	Description	Value
COMMON STOCKS – 72.6%
	Capital Markets – 1.7%
24,390	Intercontinental Exchange, Inc.	$2,250,465
	Chemicals – 1.6%
10,833	Ecolab, Inc.	2,145,367
	Commercial Services & Supplies – 5.3%
43,507	Republic Services, Inc.	3,765,531
28,197	Waste Management, Inc.	3,242,655
		7,008,186
	Containers & Packaging – 1.0%
10,969	AptarGroup, Inc.	1,299,278
	Diversified Consumer Services – 1.2%
10,098	Bright Horizons Family Solutions, Inc. (a)	1,539,945
	Electric Utilities – 19.1%
14,935	ALLETE, Inc.	1,305,468
66,580	Alliant Energy Corp.	3,590,659
56,734	Evergy, Inc.	3,776,215
70,232	Exelon Corp.	3,392,908
22,992	IDACORP, Inc.	2,590,509
16,727	NextEra Energy, Inc.	3,897,224
76,411	OGE Energy Corp.	3,467,531
31,696	Pinnacle West Capital Corp.	3,076,731
		25,097,245
	Gas Utilities – 5.6%
26,994	Atmos Energy Corp.	3,074,347
16,464	ONE Gas, Inc.	1,582,355
30,193	Spire, Inc.	2,634,037
		7,290,739
	Hotels, Restaurants & Leisure – 5.3%
15,782	McDonald’s Corp.	3,388,553
30,849	Yum! Brands, Inc.	3,499,202
		6,887,755
	Industrial Conglomerates – 1.3%
9,912	Honeywell International, Inc.	1,677,111
	Insurance – 12.0%
41,103	Aflac, Inc.	2,150,509
37,041	Arthur J. Gallagher & Co.	3,317,762
93,147	Brown & Brown, Inc.	3,358,881
9,636	Hanover Insurance Group (The), Inc.	1,306,063
17,494	Marsh & McLennan Cos., Inc.	1,750,275
52,521	WR Berkley Corp.	3,793,592
		15,677,082
Shares	Description	Value

	IT Services – 1.2%
19,690	Paychex, Inc.	$1,629,741
	Multi-Utilities – 13.7%
43,477	Ameren Corp.	3,480,334
57,359	CMS Energy Corp.	3,668,108
26,380	DTE Energy Co.	3,507,485
23,762	Sempra Energy	3,507,509
40,127	WEC Energy Group, Inc.	3,816,077
		17,979,513
	Professional Services – 1.1%
9,218	Verisk Analytics, Inc.	1,457,735
	Water Utilities – 2.5%
26,571	American Water Works Co., Inc.	3,300,916
	Total Common Stocks	95,241,078
	(Cost $89,947,658)
REAL ESTATE INVESTMENT TRUSTS – 27.2%
	Equity Real Estate Investment Trusts – 21.2%
82,592	American Homes 4 Rent, Class A	2,138,307
6,823	American Tower Corp.	1,508,770
30,760	Apartment Investment & Management Co., Class A	1,603,826
17,955	Camden Property Trust	1,993,185
18,537	Crown Castle International Corp.	2,576,828
21,257	Equity LifeStyle Properties, Inc.	2,839,935
4,791	Essex Property Trust, Inc.	1,564,980
11,490	Extra Space Storage, Inc.	1,342,262
72,671	Invitation Homes, Inc.	2,151,788
33,462	JBG SMITH Properties	1,312,045
15,549	Mid-America Apartment Communities, Inc.	2,021,526
47,714	STORE Capital Corp.	1,784,981
20,672	Sun Communities, Inc.	3,068,759
39,532	UDR, Inc.	1,916,511
		27,823,703
	Mortgage Real Estate Investment Trusts – 6.0%
110,675	Blackstone Mortgage Trust, Inc., Class A	3,967,699
196,676	Chimera Investment Corp.	3,846,982
		7,814,681
	Total Real Estate Investment Trusts	35,638,384
	(Cost $33,673,236)
	Total Investments – 99.8%	130,879,462
	(Cost $123,620,894) (b)
	Net Other Assets and Liabilities – 0.2%	289,417
	Net Assets – 100.0%	$131,168,879

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments (Continued)
September 30, 2019

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $123,787,166. As of September 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $7,162,367 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $70,071. The net unrealized appreciation was $7,092,296.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 95,241,078	$ 95,241,078	$ —	$ —
Real Estate Investment Trusts*	35,638,384	35,638,384	—	—
Total Investments	$ 130,879,462	$ 130,879,462	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2019
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
ASSETS:
Investments, at value	$ 7,127,879	$ 39,773,769	$ 61,388,724
Cash	—	1,220,711	—
Foreign currency	—	4	—
Receivables:
Dividends	7,196	47,203	66,889
Dividend reclaims	87	28,637	5,824
Investment securities sold	—	—	109,661
Total Assets	7,135,162	41,070,324	61,571,098
LIABILITIES:
Due to custodian	3,702	—	94,631
Payables:
Investment advisory fees	3,514	22,332	33,249
Total Liabilities	7,216	22,332	127,880
NET ASSETS	$7,127,946	$41,047,992	$61,443,218
NET ASSETS consist of:
Paid-in capital	$ 7,606,230	$ 44,504,341	$ 65,484,363
Par value	3,500	14,000	19,500
Accumulated distributable earnings (loss)	(481,784)	(3,470,349)	(4,060,645)
NET ASSETS	$7,127,946	$41,047,992	$61,443,218
NET ASSET VALUE, per share	$20.37	$29.32	$31.51
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	350,002	1,400,002	1,950,002
Investments, at cost	$7,195,392	$40,826,655	$63,098,539
Foreign currency, at cost (proceeds)	$—	$4	$—

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

$ 19,428,930	$ 130,879,462
4,304	19,515
—	—

27,248	329,055
—	—
—	—
19,460,482	131,228,032

—	—

9,220	59,153
9,220	59,153
$ 19,451,262	$ 131,168,879

$ 20,954,866	$ 124,725,609
10,500	57,500
(1,514,104)	6,385,770
$ 19,451,262	$ 131,168,879
$18.52	$22.81
1,050,002	5,750,002
$18,825,934	$123,620,894
$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2019
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
INVESTMENT INCOME:
Dividends	$ 110,818	$ 1,195,477	$ 593,304
Interest	140	1,847	1,572
Foreign withholding tax	(81)	(91,802)	(41,194)
Other	20	83	10
Total investment income	110,897	1,105,605	553,692
EXPENSES:
Investment advisory fees	26,099	275,994	271,196
Excise tax expense	—	—	—
Total expenses	26,099	275,994	271,196
NET INVESTMENT INCOME (LOSS)	84,798	829,611	282,496
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(321,602)	(1,409,232)	(2,134,845)
In-kind redemptions	251,432	(27,544)	2,780,371
Foreign currency transactions	—	(2,961)	5,621
Net realized gain (loss)	(70,170)	(1,439,737)	651,147
Net change in unrealized appreciation (depreciation) on:
Investments	19,423	(805,018)	(2,353,118)
Foreign currency translation	—	(1,342)	(368)
Net change in unrealized appreciation (depreciation)	19,423	(806,360)	(2,353,486)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(50,747)	(2,246,097)	(1,702,339)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 34,051	$(1,416,486)	$(1,419,843)

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

$410,554	$1,159,948
436	1,457
(1,035)	—
43	109
409,998	1,161,514

94,333	234,782
—	452
94,333	235,234
315,665	926,280

(2,224,027)	(1,201,141)
1,062,379	1,707,900
—	—
(1,161,648)	506,759

802,857	7,348,637
—	—
802,857	7,348,637
(358,791)	7,855,396
$(43,126)	$8,781,676
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)		First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended 9/30/2019	Period Ended 9/30/2018 (a)	Year Ended 9/30/2019	Period Ended 9/30/2018 (b)
OPERATIONS:
Net investment income (loss)	$ 84,798	$ 40,759	$ 829,611	$ 414,890
Net realized gain (loss)	(70,170)	278,650	(1,439,737)	1,855,981
Net change in unrealized appreciation (depreciation)	19,423	(86,936)	(806,360)	(247,733)
Net increase (decrease) in net assets resulting from operations	34,051	232,473	(1,416,486)	2,023,138
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(77,316)	(35,520)	(931,216)	(359,596)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,941,871	8,324,618	5,755,954	60,560,548
Cost of shares redeemed	(2,027,589)	(4,264,642)	(12,377,412)	(12,206,938)
Net increase (decrease) in net assets resulting from shareholder transactions	2,914,282	4,059,976	(6,621,458)	48,353,610
Total increase (decrease) in net assets	2,871,017	4,256,929	(8,969,160)	50,017,152
NET ASSETS:
Beginning of period	4,256,929	—	50,017,152	—
End of period	$ 7,127,946	$ 4,256,929	$ 41,047,992	$ 50,017,152
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	200,002	—	1,650,002	—
Shares sold	250,000	400,002	200,000	2,050,002
Shares redeemed	(100,000)	(200,000)	(450,000)	(400,000)
Shares outstanding, end of period	350,002	200,002	1,400,002	1,650,002

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)		First Trust Dorsey Wright Momentum & Value ETF (DVLU)		First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Year Ended 9/30/2019	Period Ended 9/30/2018 (c)	Year Ended 9/30/2019	Period Ended 9/30/2018 (d)	Year Ended 9/30/2019	Period Ended 9/30/2018 (d)

$ 282,496	$ 60,051	$ 315,665	$ 16,791	$ 926,280	$ 17,969
651,147	766,202	(1,161,648)	—	506,759	—
(2,353,486)	643,504	802,857	(199,861)	7,348,637	(90,069)
(1,419,843)	1,469,757	(43,126)	(183,070)	8,781,676	(72,100)

(228,355)	(49,950)	(304,606)	—	(677,875)	—

46,213,939	40,346,362	16,351,247	13,808,134	128,194,548	14,031,882
(15,348,719)	(9,539,973)	(10,177,317)	—	(19,089,252)	—
30,865,220	30,806,389	6,173,930	13,808,134	109,105,296	14,031,882
29,217,022	32,226,196	5,826,198	13,625,064	117,209,097	13,959,782

32,226,196	—	13,625,064	—	13,959,782	—
$61,443,218	$ 32,226,196	$ 19,451,262	$ 13,625,064	$ 131,168,879	$ 13,959,782

1,000,002	—	700,002	—	700,002	—
1,450,000	1,300,002	900,000	700,002	5,950,000	700,002
(500,000)	(300,000)	(550,000)	—	(900,000)	—
1,950,002	1,000,002	1,050,002	700,002	5,750,002	700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
	Year Ended 9/30/2019	Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 21.28	$ 19.94
Income from investment operations:
Net investment income (loss)	0.35	0.26
Net realized and unrealized gain (loss)	(0.92)	1.31
Total from investment operations	(0.57)	1.57
Distributions paid to shareholders from:
Net investment income	(0.34)	(0.23)
Net asset value, end of period	$20.37	$21.28
Total return (b)	(2.59)%	7.92%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,128	$ 4,257
Ratio of total expenses to average net assets	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.95%	1.49% (c)
Portfolio turnover rate (d)	78%	72%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended 9/30/2019	Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 30.31	$ 29.99
Income from investment operations:
Net investment income (loss)	0.59	0.26
Net realized and unrealized gain (loss)	(0.93)	0.29
Total from investment operations	(0.34)	0.55
Distributions paid to shareholders from:
Net investment income	(0.65)	(0.23)
Net asset value, end of period	$29.32	$30.31
Total return (b)	(1.08)%	1.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 41,048	$ 50,017
Ratio of total expenses to average net assets	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	1.95%	1.63% (c)
Portfolio turnover rate (d)	35%	53%

(a)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
	Year Ended 9/30/2019	Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 32.23	$ 29.91
Income from investment operations:
Net investment income (loss)	0.17	0.12
Net realized and unrealized gain (loss)	(0.75)	2.31
Total from investment operations	(0.58)	2.43
Distributions paid to shareholders from:
Net investment income	(0.14)	(0.11)
Net asset value, end of period	$31.51	$32.23
Total return (b)	(1.81)%	8.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 61,443	$ 32,226
Ratio of total expenses to average net assets	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	0.68%	0.62% (c)
Portfolio turnover rate (d)	43%	67%

(a)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
	Year Ended 9/30/2019	Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 19.46	$ 19.98
Income from investment operations:
Net investment income (loss)	0.33	0.02
Net realized and unrealized gain (loss)	(0.94)	(0.54)
Total from investment operations	(0.61)	(0.52)
Distributions paid to shareholders from:
Net investment income	(0.33)	—
Net asset value, end of period	$18.52	$19.46
Total return (b)	(3.04)%	(2.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,451	$ 13,625
Ratio of total expenses to average net assets	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	2.01%	3.61% (c)
Portfolio turnover rate (d)	152%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
	Year Ended 9/30/2019	Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 19.94	$ 19.97
Income from investment operations:
Net investment income (loss)	0.29	0.03
Net realized and unrealized gain (loss)	2.85	(0.06)
Total from investment operations	3.14	(0.03)
Distributions paid to shareholders from:
Net investment income	(0.27)	—
Net asset value, end of period	$22.81	$19.94
Total return (b)	15.93%	(0.15)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 131,169	$ 13,960
Ratio of total expenses to average net assets	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	2.37%	3.81% (c)
Portfolio turnover rate (d)	81%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2019
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty exchange-traded funds that are offering shares. This report covers the five funds listed below, each a non-diversified series of the Trust.
First Trust SMID Cap Rising Dividend Achievers ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “SDVY”)
First Trust Indxx Innovative Transaction & Process ETF – (Nasdaq ticker “LEGR”)
First Trust Nasdaq Artificial Intelligence and Robotics ETF – (Nasdaq ticker “ROBT”)
First Trust Dorsey Wright Momentum & Value ETF – (Nasdaq ticker “DVLU”)
First Trust Dorsey Wright Momentum & Low Volatility ETF – (Nasdaq ticker “DVOL”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Funds invest, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index
First Trust Indxx Innovative Transaction & Process ETF	Indxx Blockchain Index
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq CTA Artificial Intelligence and Robotics IndexSM
First Trust Dorsey Wright Momentum & Value ETF	Dorsey Wright Momentum Plus Value Index
First Trust Dorsey Wright Momentum & Low Volatility ETF	Dorsey Wright Momentum Plus Low Volatility Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2019, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2019, was as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 77,316	$ —	$ —
First Trust Indxx Innovative Transaction & Process ETF	931,216	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	228,355	—	—
First Trust Dorsey Wright Momentum & Value ETF	304,508	98	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	677,676	199	—
The tax character of distributions paid by each Fund during the fiscal period ended September 30, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 35,520	$ —	$ —
First Trust Indxx Innovative Transaction & Process ETF	359,596	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	49,950	—	—
First Trust Dorsey Wright Momentum & Value ETF	—	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	—	—
As of September 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$ 12,548	$ (270,667)	$ (223,665)
First Trust Indxx Innovative Transaction & Process ETF	65,710	(1,836,483)	(1,699,576)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	67,963	(829,597)	(3,299,011)
First Trust Dorsey Wright Momentum & Value ETF	26,548	(2,093,969)	553,317
First Trust Dorsey Wright Momentum & Low Volatility ETF	267,025	(973,551)	7,092,296
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018 and 2019 remain open to federal and state audit. As of September 30, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2019, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
Capital Loss Available
First Trust SMID Cap Rising Dividend Achievers ETF	$ 270,667
First Trust Indxx Innovative Transaction & Process ETF	1,836,483
First Trust Nasdaq Artificial Intelligence and Robotics ETF	829,597
First Trust Dorsey Wright Momentum & Value ETF	2,093,969
First Trust Dorsey Wright Momentum & Low Volatility ETF	973,551
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2019, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ —	$ (228,831)	$ 228,831
First Trust Indxx Innovative Transaction & Process ETF	10,250	297,848	(308,098)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	5,621	(2,650,660)	2,645,039
First Trust Dorsey Wright Momentum & Value ETF	(105)	(983,197)	983,302
First Trust Dorsey Wright Momentum & Low Volatility ETF	651	(1,646,582)	1,645,931
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Nasdaq, Inc. and with Indxx, LLC (individually, the “Licensor” and collectively “Licensors”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses which are paid by each respective Fund. SDVY, DVLU and DVOL have each agreed to pay First Trust an annual unitary management fee equal to 0.60% of their average daily net assets. LEGR and ROBT have each agreed to pay First Trust an annual unitary management fee equal to 0.65%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 3,496,934	$ 3,472,076
First Trust Indxx Innovative Transaction & Process ETF	14,994,569	16,273,749
First Trust Nasdaq Artificial Intelligence and Robotics ETF	19,669,715	18,272,875
First Trust Dorsey Wright Momentum & Value ETF	24,119,422	23,988,193
First Trust Dorsey Wright Momentum & Low Volatility ETF	33,921,719	33,200,456

For the fiscal year ended September 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 4,929,057	$ 2,024,339
First Trust Indxx Innovative Transaction & Process ETF	5,306,252	11,916,953
First Trust Nasdaq Artificial Intelligence and Robotics ETF	44,741,753	15,116,564
First Trust Dorsey Wright Momentum & Value ETF	16,271,506	10,141,201
First Trust Dorsey Wright Momentum & Low Volatility ETF	127,617,135	19,064,985
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019
different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2021.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Low Volatility ETF and First Trust Dorsey Wright Momentum & Value ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI (the “Trust), including the portfolios of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2019, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations, Statements of Changes in Net Assets and Financial Highlights
First Trust SMID Cap Rising Dividend Achievers ETF	For the year ended September 30, 2019 and the period from November 1, 2017 (commencement of operations) through September 30, 2018
First Trust Indxx Innovative Transaction & Process ETF	For the year ended September 30, 2019 and the period from January 24, 2018 (commencement of operations) through September 30, 2018
First Trust Nasdaq Artificial Intelligence and Robotics ETF	For the year ended September 30, 2019 and the period from February 21, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Low Volatility ETF	For the year ended September 30, 2019 and the period from September 5, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Value ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 21, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2019, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	27.58%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	35.28%
First Trust Dorsey Wright Momentum & Value ETF	92.42%
First Trust Dorsey Wright Momentum & Low Volatility ETF	71.30%
For the taxable year ended September 30, 2019, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	100.00%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	92.19%
First Trust Dorsey Wright Momentum & Low Volatility ETF	70.24%
A portion of the ordinary dividends (including short-term capital gains) that ROBT, DVLU and DVOL paid to shareholders during the taxable year ended September 30, 2019, may be eligible for the Qualified Business Income (QBI) Deduction under Code section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Indxx Innovative Transaction & Process ETF	$ 948,284	$ 0.68	$ 88,486	$ 0.06
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for each of LEGR and ROBT was below the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee for SDVY was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to each Fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. For SDVY, the Board received and reviewed information for the one-year period ended December 31, 2018 regarding the performance of the Fund’s underlying index, the correlation between the Fund’s performance and that of its underlying index, the Fund’s tracking difference and the Fund’s excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing SDVY’s performance to that of its respective Performance Universe and to that of a broad-based benchmark, but given the Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference. For LEGR and ROBT, the Board noted that the Funds commenced operations on January 24, 2018 and February 21, 2018, respectively, and therefore had limited performance history.
On the basis of all the information provided on the unitary fee of each Fund and performance of SDVY and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2018 (for SDVY) and for the period from inception through December 31, 2018 (for LEGR and ROBT) and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2018. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $312,025 for the fiscal year ended September 30, 2018 and were $332,464 for the fiscal year ended September 30, 2019.

(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2018 and were $0 for the fiscal year ended September 30, 2019.

Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2018 and were $0 for the fiscal year ended September 30, 2019.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $31,225 for fiscal year ended September 30, 2018 and were $52,175 for the fiscal year ended September 30, 2019.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended September 30, 2018 and were $0 for the fiscal year ended September 30, 2019.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2018 and were $0 for the fiscal year ended September 30, 2019.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2018 and were $0 for the fiscal year ended September 30, 2019.

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Adviser and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2018 were $80,310 for the Distributor, $48,190 for the Advisor, and $31,225 for the Registrant and for the fiscal year ended September 30, 2019 were $34,400 for the Distributor, $28,500 for the Advisor, and $52,175 for the Registrant.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)	(3) Not Applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Exchange-Traded Fund VI

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	November 21, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	November 21, 2019

* Print the name and title of each signing officer under his or her signature.